Prospectus Supplement
(To Prospectus dated August 31, 2012)
Up to 500,000 Shares
John Hancock Investors Trust
Common Shares
John Hancock Investors Trust (the “Fund”) is a diversified, closed-end management investment company. The Fund commenced operations in January 1971 following an initial public offering.
Investment Objectives. The Fund’s primary investment objective is to generate income for distribution to its shareholders, with capital appreciation as a secondary objective. There can be no assurance that the Fund will achieve its investment objectives.
The Offering. John Hancock Funds, LLC (the “Distributor”) has entered into a dealer agreement, dated August 31, 2012, (the “Dealer Agreement”) with UBS Securities LLC (the “Dealer”) with respect to the Fund relating to the common shares of beneficial interest (“Common Shares”) offered by this prospectus supplement (“Prospectus Supplement”) and the accompanying prospectus dated August 31, 2012 (the “Prospectus”). In accordance with the terms of the Dealer Agreement, the Fund may offer and sell its Common Shares, no par value, from time to time through the Dealer as sub-placement agent for the offer and sale of the Common Shares. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may not sell any Common Shares at a price below the current net asset value of such Common Shares, exclusive of any distributing commission or discount.
Sales of Common Shares, if any, under this Prospectus Supplement and the accompanying Prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended (the “1933 Act”), including sales made directly on the New York Stock Exchange (“NYSE”) or sales made to or through a market maker other than on an exchange.
The Fund will compensate the Distributor with respect to sales of the Common Shares at a commission rate of 1% of the gross proceeds of the sale of Common Shares. The Distributor will compensate the Dealer out of this commission at a certain percentage rate of the gross proceeds of the sale of Common Shares sold under the Dealer Agreement, with the exact amount of such compensation to be mutually agreed upon by the Distributor and the Dealer from time to time. In connection with the sale of the Common Shares on the Fund’s behalf, the Distributor may be deemed to be an “underwriter” within the meaning of the 1933 Act and the compensation of the Dealer may be deemed to be underwriting commissions or discounts.
Investment Strategy. The preponderance of the Fund’s assets are invested in a diversified portfolio of debt securities issued by U.S. and non-U.S. corporations and governments, some of which may carry equity features. The Fund emphasizes corporate debt securities which pay interest on a fixed or contingent basis and which may possess certain equity features, such as conversion or exchange rights, warrants for the acquisition of the stock of the same or different issuers, or participations based on revenues, sales or profits. The Fund may invest up to 70% of its total assets in debt securities rated below investment grade, commonly called “junk bonds.” The Fund also may purchase preferred securities and may acquire common stock through the exercise of conversion or exchange rights acquired in connection with other securities owned by the Fund. The Fund may purchase mortgage-backed securities. The Fund will not acquire any additional preferred securities or common stock if as a result of that acquisition the value of all preferred securities and common stocks in the Fund’s portfolio would exceed 20% of its total assets. Up to 50% of the value of the Fund’s assets may be invested in restricted securities acquired through private placements. The Fund also may invest in repurchase agreements.
Investment Adviser and Subadviser. The Fund’s investment adviser is John Hancock Advisers, LLC (the “Adviser” or “JHA”) and its subadviser is John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the “Subadviser”), formerly MFC Global Investment Management (U.S.), LLC and Sovereign Asset Management LLC.
Exchange listing. The Fund’s currently outstanding Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “JHI.” Any new Common Shares offered and sold hereby are expected to be listed on the NYSE and trade under this symbol. As of August 29, 2012, the last reported sale price for the Common Shares was $24.26.
Leverage. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund currently utilizes leverage by borrowing pursuant to a credit facility agreement. See “—Other Investment Policies—Borrowing” in the accompanying Prospectus. In addition, the Fund may use leverage by borrowing from other financial institutions or through the issuance of preferred shares, reverse repurchase agreements or other leverage financing which, together with borrowings, may be in an amount equal to 33 1/3% of the Fund’s managed assets immediately after giving effect to the borrowing, issuance or transaction. The Fund also may borrow for temporary, emergency or other purposes as permitted under the 1940 Act. Any such indebtedness would be in addition to the combined effective leverage ratio of 33 1/3% of the Fund’s managed assets immediately after giving effect to the borrowing. The Fund’s leverage strategy may not be successful.
The Common Shares have traded both at a premium and a discount to net asset value (“NAV”). The Fund cannot predict whether Common Shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act, generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s common stock (calculated within 48 hours of pricing). The Fund’s issuance of Common Shares may have an adverse effect on prices in the secondary market for the Fund’s Common Shares by increasing the number of Common Shares available, which may put downward pressure on the market price for the Fund’s Common Shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV, which may increase investors’ risk of loss.
Investing in the Fund’s Common Shares involves certain risks. You could lose all or some of your investment. You should consider carefully these risks together with all of the other information contained in this Prospectus Supplement and the accompanying Prospectus before making a decision to purchase the Fund’s securities. See “Risk Factors” beginning on page 29 of the accompanying Prospectus.
Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined whether this Prospectus Supplement and the accompanying Prospectus are truthful or complete. Any representation to the contrary is a criminal offense.
This Prospectus Supplement and the accompanying Prospectus set forth concisely the information about the Fund that a prospective investor should know before investing. You should read this Prospectus Supplement and the accompanying Prospectus, which contain important information, before deciding whether to invest in the Common Shares. You should retain this Prospectus Supplement and the accompanying Prospectus for future reference. A Statement of Additional Information (“SAI”), dated August 31, 2012, containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into the accompanying Prospectus. The Table of Contents for the SAI is on page 56 of the accompanying Prospectus. A copy of the SAI may be obtained without charge by visiting the Fund’s website (www.jhfunds.com) or by calling 1-800-225-6020 (toll-free) or from the SEC’s website at www.sec.gov. Copies of the Fund’s annual report and semi-annual report and other information about the Fund may be obtained upon request by writing to the Fund, by calling 1-800-225-6020, or by visiting the Fund’s website at www.jhfunds.com. You also may obtain a copy of any information regarding the Fund filed with the SEC from the SEC’s website (www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.
The Fund’s Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Prospectus Supplement dated August 31, 2012

You should rely only on the information contained in, or incorporated by reference into, this Prospectus Supplement and the accompanying Prospectus in making your investment decisions. The Fund has not authorized any person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. This Prospectus Supplement, which describes the specific terms of this offering including the method of distribution, also adds to and updates information contained in the accompanying Prospectus and the documents incorporated by reference into the accompanying Prospectus. If the description of this offering varies between this Prospectus Supplement and the accompanying Prospectus, you should rely on the information contained in this Prospectus Supplement. The Fund is not making an offer to sell the Common Shares in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this Prospectus Supplement and the accompanying Prospectus is accurate only as of the dates on their covers. The Fund’s business, financial condition and prospects may have changed since the date of its description in this Prospectus Supplement or the date of its description in the accompanying Prospectus.
TABLE OF CONTENTS
Prospectus Supplement
Prospectus
Until September 25, 2012 (25 days after the date of this Prospectus Supplement), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver the Prospectus and this Prospectus Supplement. This requirement is in addition to the dealers’ obligation to deliver the

Prospectus and this Prospectus Supplement when acting as underwriters and with respect to their unsold allotments or subscriptions.

v

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS
     This Prospectus Supplement, the accompanying Prospectus and the statement of additional information contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. Such forward-looking statements may be contained in this Prospectus Supplement as well as in the accompanying Prospectus. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of securities the Fund holds, the price at which the Common Shares will trade in the public markets and other factors discussed in the Fund’s periodic filings with the SEC. Currently known risk factors that could cause actual results to differ materially from the Fund’s expectations include, but are not limited to, the factors described in the “Risks” section of the accompanying Prospectus. You are urged to review carefully those sections for a more detailed discussion of the risks of an investment in the Fund’s securities.
     Although the Fund believes that the expectations expressed in the Fund’s forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in the Fund’s forward-looking statements. The Fund’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risks” section of the accompanying Prospectus. All forward-looking statements contained or incorporated by reference in this Prospectus Supplement or the accompanying Prospectus are made as of the date of this Prospectus Supplement or the accompanying Prospectus, as the case may be. Except for the Fund’s ongoing obligations under the federal securities laws, the Fund does not intend, and the Fund undertakes no obligation, to update any forward-looking statement. The forward-looking statements contained in this Prospectus Supplement, the accompanying Prospectus and the statement of additional information are excluded from the safe harbor protection provided by section 27A of the 1933 Act.

Prospectus Supplement Summary
This is only a summary. You should review the more detailed information elsewhere in this prospectus supplement (“Prospectus Supplement”), the accompanying prospectus (the “Prospectus”), and in the Statement of Additional Information (the “SAI”) prior to making an investment in the Fund. See “Risk Factors” in the accompanying Prospectus.

The Fund	John Hancock Investors Trust (the “Fund”) is a diversified, closed-end management investment company. The Fund commenced operations in January 1971 following an initial public offering.

Investment Objectives	The Fund’s primary investment objective is to generate income for distribution to its shareholders, with capital appreciation as a secondary objective. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are not fundamental and may be changed without shareholder approval.

The Offering	John Hancock Funds, LLC (the “Distributor”) has entered into a dealer agreement (the “Dealer Agreement”) with UBS Securities LLC (the “Dealer”) with respect to the Fund relating to the common shares of beneficial interest (the “Common Shares”) offered by this Prospectus Supplement and the accompanying Prospectus. In accordance with the terms of the Dealer Agreement, the Fund may offer and sell up to 1,000,000 Common Shares from time to time through the Dealer as sub-placement agent for the offer and sale of the Common Shares.

Offerings of the Common Shares will be subject to the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), which generally require that the public offering price of common shares of a closed-end investment company (exclusive of distribution commissions and discounts) must equal or exceed the net asset value per share of the company’s common shares (calculated within 48 hours of pricing), absent shareholder approval or under certain other circumstances.

Sales of the Common Shares, if any, under this Prospectus Supplement and the accompanying Prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933 (the “1933 Act”), including sales made directly on the New York Stock Exchange (“NYSE”) or sales made to or through a market maker other than on an exchange. The Common Shares may not be sold through agents, underwriters or dealers without delivery or deemed delivery of a Prospectus and an accompanying Prospectus Supplement describing the method and terms of the offering of Common Shares.

Listing and Symbol	The Fund’s currently outstanding Common Shares are listed on the NYSE under the symbol “JHI.” Any new Common Shares offered and sold hereby are expected to be listed on the NYSE and trade under this symbol. The net asset value of the Common Shares on August 29, 2012 was $20.08 per share. As of August 29, 2012, the last reported sale price for the Common Shares was $24.26.

Use of Proceeds	The Fund currently intends to invest substantially all of the net proceeds of any sales of Common Shares pursuant to this Prospectus Supplement in accordance with its investment objectives and policies as described in the accompanying Prospectus under “Investment Objectives” and “Investment Strategies” within three months of receipt of such proceeds. Such investments may be delayed up to three months if suitable investments are unavailable at the time or for other reasons, such as market volatility and lack of liquidity in the markets of suitable investments. Pending such investment, the Fund anticipates that it will invest the proceeds in short-term money market instruments, securities with remaining maturities of less than one year, cash or cash equivalents. A delay in the anticipated use of proceeds could lower returns and reduce the Fund’s distribution to Common Shareholders or result in a distribution consisting principally of a return of capital.

Investment Adviser and Subadviser	The Fund’s investment adviser is John Hancock Advisers, LLC (the “Adviser” or “JHA”) and its subadviser is John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the “Subadviser”), formerly MFC Global Investment Management (U.S.), LLC and Sovereign Asset Management LLC. JHA, the Fund’s investment adviser, is an indirect wholly-owned subsidiary of Manulife Financial Corporation. The Adviser is responsible for overseeing the management of the Fund, including its day-to-day business operations and monitoring the Subadviser. As of June 30, 2012, the Adviser had total assets under management of approximately $20.7 billion.

The Subadviser is responsible for the day-to-day management of the Fund’s portfolio investments. The Subadviser, organized in 1968, is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (a subsidiary of Manulife Financial, a publicly held, Canadian-based company). As of June 30, 2012, the Subadviser had total assets under management of approximately $132.7 billion.

See “Management of the Fund—The Adviser” and “—The Subadviser” in the accompanying Prospectus.

Risk Factors	See “Risk Factors” beginning on page 29 of the accompanying Prospectus for a discussion of factors you should consider carefully before deciding to invest in the Fund’s Common Shares.

Summary of Fund Expenses
The purpose of the table below is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. In accordance with SEC requirements, the table below shows the Fund’s expenses as a percentage of its average net assets as of April 30, 2012, and not as a percentage of total assets. By showing expenses as a percentage of average net assets, expenses are not expressed as a percentage of all of the assets the Fund invests. See “Management of the Fund” and “Dividend Reinvestment Plan” in the accompanying Prospectus. The table and example are based on the Fund’s capital structure as of April 30, 2012.

Shareholder Transaction Expenses
Sales load paid by you (as a percentage of offering price)	1.00	%(1)
Offering expenses borne by the Fund (as a percentage of offering price)	0.07%
Dividend Reinvestment Plan fees	None(2)

Annual Expenses (Percentage of Net Assets Attributable to Common Shares)
Management fees (3)	0.82%
Interest payments on borrowed funds(4)	0.51%
Other expenses (5)	0.33%

Total Annual Expenses	1.66%

(1)	Represents the estimated commission with respect to the Fund’s Common Shares being sold in this offering. There is no guarantee that there will be any sales of the Fund’s Common Shares pursuant to this Prospectus Supplement and the accompanying Prospectus. Actual sales of the Fund’s Common Shares under this Prospectus Supplement and the accompanying Prospectus, if any, may be less than as set forth under “Capitalization” below. In addition, the price per share of any such sale may be greater or less than the price set forth under “Capitalization” below, depending on market price of the Fund’s Common Shares at the time of any such sale.

(2)	Participants in the Fund’s dividend reinvestment plan do not pay brokerage charges with respect to Common Shares issued directly by the Fund. However, whenever Common Shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested. Shareholders participating in the Plan may buy additional Common Shares of the Fund through the Plan at any time and will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. See “Distribution Policy” and “Dividend Reinvestment Plan” in the accompanying Prospectus.

(3)	See “Management of the Fund—The Adviser” in the accompanying Prospectus.

(4)	The Fund may use leverage through borrowings. The Fund currently borrows under a credit facility as described in the accompanying Prospectus under “Other Investment Policies — Borrowings” and “Use of Leverage.”

(5)	“Other Expenses” includes the Fund’s payment of the reasonable offering expenses estimated at 0.07% on the Fund’s average net assets.
EXAMPLE
The following example illustrates the expenses that Common Shareholders would pay on a $1,000 investment in Common Shares, assuming (i) total annual expenses of 1.66% including estimated offering expenses of 0.07% of net assets attributable to Common Shares in years 1 through 10; (ii) a sales load of 1.00%; (iii) a 5% annual return; and (iv) all distributions are reinvested at NAV:

	1 Year	3 Year	5 Year	10 Year
Total Expenses	$27	$60	$95	$192
The above table and example and the assumption in the example of a 5% annual return are required by regulations of the SEC that are applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund’s Common Shares. For more complete descriptions of certain of the Fund’s costs and expenses, see “Management of the Fund” in the accompanying Prospectus. In addition, while the example assumes reinvestment of all dividends and distributions at NAV, participants in the Fund’s dividend reinvestment plan may receive Common Shares purchased or issued at a price or value different from NAV. See “Distribution Policy” and “Dividend Reinvestment Plan” in the accompanying Prospectus.
The example should not be considered a representation of past or future expenses, and the Fund’s actual expenses may be greater or less than those shown. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
Capitalization
The Fund may offer and sell up to 500,000 Common Shares from time to time through the Dealer as sub-placement agent under this Prospectus Supplement and the accompanying Prospectus. There is no guaranty that there will be any sales of the Common Shares pursuant to this Prospectus Supplement and the accompanying Prospectus. The table below assumes that the Fund will sell 500,000 Common Shares at a price of $24.26 per share (the last reported sale price per share of Common Shares on the NYSE on August 29, 2012). Actual sales, if any, of the Common Shares under this Prospectus Supplement and the accompanying Prospectus may be greater or less than $24.26 per share, depending on the market price of the Common Shares at the time of any such sale. To the extent that the market price per share of the Fund’s Common Shares on any given day is less than the net asset value per share on such day, the Fund will instruct the Dealer not to make any sales on such day.
The following table sets forth the Fund’s capitalization:
•	on a historical basis as of October 31, 2011 (audited) and April 30, 2012 (unaudited); and

•	on a pro forma as adjusted basis to reflect the assumed sale of 500,000 Common Shares at $24.26 per share (the last reported sale price for the Fund’s Common Shares on the NYSE on August 29, 2012), in an offering under this Prospectus Supplement and the accompanying Prospectus, after deducting the assumed commission of $121,300 (representing an estimated commission to the Distributor of 1% of the gross proceeds of the sale of Common Shares, of which a certain percentage will be paid to the Dealer in connection with sales of Common Shares effected in this offering) and offering expenses payable by the Fund of $110,040.

	As of	As of
	October 31, 2011	April 30, 2012	Pro Forma
	(audited)	(unaudited)	(unaudited)
	Actual	Actual	As Adjusted
Net assets	$164,209,914	$168,270,344	$180,169,004
Common Shares of beneficial interest outstanding — unlimited number of shares authorized with no par value	8,557,999	8,587,158	9,087,158
Paid-in capital	$175,870,923	$176,496,914	$188,395,574
Undistributed net investment income	1,433,619	1,021,066	1,021,066
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(13,069,320)	(15,845,591)	(15,845,591)
Net unrealized appreciation (depreciation) on investments, futures contracts and swap contracts	(25,308)	6,597,955	6,597,955

Net assets	$164,209,914	$168,270,344	$180,169,004
Net asset value per share	$19.19	$19.60	$19.83

Market and Net Asset Value Information
     The Fund’s currently outstanding Common Shares are listed on the NYSE under the symbol “JHI.” The Fund’s currently outstanding Common Shares commenced trading on the NYSE in 1971.
     The Common Shares have traded both at a premium and a discount to net asset value or net asset value. The Fund cannot predict whether the Fund’s shares will trade in the future at a premium or discount to net asset value. The provisions of the 1940 Act generally require that the public offering price of Common Shares (less any underwriting commissions and discounts) must equal or exceed the net asset value per share of a company’s common stock (calculated within 48 hours of pricing). The Fund’s issuance of Common Shares may have an adverse effect on prices in the secondary market for the Fund’s Common Shares by increasing the number of Common Shares available, which may put downward pressure on the market price for the Fund’s Common Shares. Shares of common stock of closed-end investment companies frequently trade at a discount from net asset value. See “Risks —Market Discount Risk” on page 32 of the accompanying Prospectus.
     The following table sets forth for each of the periods indicated the high and low closing market prices for Common Shares on the NYSE, and the corresponding NAV per share and the premium or discount to NAV per share at which the Fund’s Common Shares were trading as of such date. NAV is determined once daily as of the close of regular trading of the NYSE (typically 4:00 P.M., Eastern Time). See “Determination of Net Asset Value” on page 43 of the accompanying Prospectus for information as to the determination of the Fund’s net asset value.

			NAV per Share on		Premium/(Discount) on
			Date of Market Price		Date of Market Price
	Market Price		High and Low		High and Low
Fiscal Quarter Ended	High	Low	High	Low	High	Low
January 31, 2010	$18.89	$17.22	$18.79	$18.13	0.53%	(5.02)%
April 30, 2010	$20.70	$18.20	$19.30	$18.39	7.25%	(1.03)%
July 31, 2010	$21.94	$19.35	$18.58	$18.72	18.08%	3.37%
October 31, 2010	$22.35	$20.35	$19.63	$19.95	13.86%	2.01%
January 31, 2011	$21.53	$18.75	$20.29	$19.45	6.11%	(3.60)%
April 30, 2011	$22.42	$20.55	$20.20	$20.40	10.99%	0.74%
July 31, 2011	$22.50	$20.65	$20.83	$20.45	8.02%	0.98%
October 31, 2011	$22.04	$19.12	$19.61	$19.87	12.39%	(3.77)%
January 31, 2012	$23.35	$20.80	$19.17	$18.64	21.80%	11.59%
April 30, 2012	$23.45	$22.37	$19.77	$19.60	18.61%	14.13%
July 31, 2012	$24.63	$22.75	$19.43	$18.91	26.76%	20.31%
The last reported sale price, NAV per share and percentage premium to NAV per share of the Common Shares as of August 29, 2012 were $24.26, $20.08 and 20.82%, respectively. As of August 29, 2012, the Fund had 8,599,803 Common Shares outstanding and net assets of the Fund were $172,666,896.22.
     The following table provides information about the Fund’s outstanding securities as of August 29, 2012:

		Amount Held by the
		Fund or for its
Title of Class	Amount Authorized	Account	Amount Outstanding
Common Shares, no par value	Unlimited	0	8,599,803

The Fund
The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized on October 26, 1970 as a Delaware corporation and was reorganized on October 5, 1984 as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust, which was amended and restated on August 26, 2003, as amended (the “Declaration of Trust”). The Fund commenced operations following an initial public offering on January 29, 1971, pursuant to which the Fund issued an aggregate of 5,500,000 Common Shares of beneficial interest, $1.00 par value. The Fund’s principal office is located at 601 Congress Street, Boston, Massachusetts 02210 and its phone number is 800-225-6020.
Use of Proceeds
Sales of the Common Shares, if any, under this Prospectus Supplement and the accompanying Prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the 1933 Act, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange. There is no guarantee that there will be any sales of the Common Shares pursuant to this Prospectus Supplement and the accompanying Prospectus. Actual sales, if any, of the Common Shares under this Prospectus Supplement and the accompanying Prospectus may be less than as set forth in this paragraph. In addition, the price per share of any such sale may be greater or less than the price set forth in this paragraph, depending on the market price of the Common Shares at the time of any such sale. As a result, the actual net proceeds the Fund receives may be more or less than the amount of net proceeds estimated in this Prospectus Supplement. Assuming the sale of all of the Common Shares offered under this Prospectus Supplement and the accompanying Prospectus, at the last reported sale price of $24.26 per share for the Common Shares on the NYSE as of August 29, 2012 the Fund estimates that the net proceeds of this offering will be approximately $5,207,164 after deducting the estimated sales load and the estimated offering expenses payable by the Fund.
Subject to the remainder of this section, the Fund currently intends to invest substantially all of the net proceeds of any sales of Common Shares pursuant to this Prospectus Supplement in accordance with its investment objectives and policies as described in the accompanying Prospectus under “Investment Objectives” and “Investment Strategies” within three months of receipt of such proceeds. Such investments may be delayed up to three months if suitable investments are unavailable at the time or for other reasons, such as market volatility and lack of liquidity in the markets of suitable investments. Pending such investment, the Fund anticipates that it will invest the proceeds in short-term money market instruments, securities with remaining maturities of less than one year, cash or cash equivalents. A delay in the anticipated use of proceeds could lower returns and reduce the Fund’s distribution to Common Shareholders or result in a distribution consisting principally of a return of capital.
Plan of Distribution
Under the Dealer Agreement between the Distributor and the Dealer, upon written instructions from the Distributor, the Dealer will use its reasonable best efforts, to sell, as sub-placement agent, the Common Shares under the terms and subject to the conditions set forth in the Dealer Agreement. The Dealer’s solicitation will continue until the Distributor instructs the Dealer to suspend the solicitations and offers. The Distributor will instruct the Dealer as to the amount of Common Shares to be sold by the Dealer. The Distributor may instruct the Dealer not to sell Common Shares if the sales cannot be effected at or above the price designated by the Distributor in any instruction. To the extent that the market price per share of the Fund’s Common Shares on any given day is less than the net asset value per share on such day, the Distributor will instruct the Dealer not to make any sales on such day. The Distributor or the Dealer may suspend the offering of Common Shares upon proper notice and subject to other conditions.
The Dealer will provide written confirmation to the Distributor following the close of trading on the day on which Common Shares are sold under the Dealer Agreement. Each confirmation will include the number of shares sold on the preceding day, the net proceeds to the Fund and the compensation payable by the Distributor to the Dealer in connection with the sales.
The Fund will compensate the Distributor with respect to sales of the Common Shares at a commission rate of 1% of the gross proceeds of the sale of Common Shares. The Distributor will compensate the Dealer for its services in acting as sub-placement agent in the sale of Common Shares out of this commission at a certain percentage rate of the gross proceeds of the sale of Common Shares sold under the Dealer Agreement, with the exact amount of such compensation to be mutually agreed upon by the Distributor and the Dealer from time to time. There is no guaranty that there will be any sales of the Common Shares pursuant to this Prospectus Supplement and the accompanying Prospectus. Actual sales, if any, of the Common Shares under this Prospectus Supplement and the accompanying Prospectus may be greater or less than the price set forth in this paragraph, depending on the market price of Common Shares at the time of any such sale. Assuming 500,000 of the Common Shares offered hereby are sold at a market price of $24.26 per share (the last reported sale price for Common Shares on the NYSE on August 29, 2012), the Fund estimates that the total expenses for the offering, excluding compensation payable to the Distributor and the Dealer, would be approximately $110,040.
Settlement for sales of Common Shares will occur on the third trading day following the date on which such sales are made, in return for payment of the net proceeds to the Fund. There is no arrangement for funds to be received in an escrow, trust or similar arrangement.
The Distributor has agreed to provide indemnification and contribution to the Dealer against certain civil liabilities, including liabilities under the 1933 Act.
The Dealer Agreement will remain in full force and effect unless terminated by either party upon 30 days’ written notice to the other party.
The principal business address of the Dealer is 1285 Avenue of the Americas, New York, NY 10019.
Additional Information
This Prospectus Supplement, the accompanying Prospectus, and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file No. 333-181550). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of the accompanying Prospectus for information about how to obtain a paper copy of the Registration Statement or SAI without charge.

Base Prospectus dated August 31, 2012
1,000,000 Shares
John Hancock Investors Trust
Common Shares
John Hancock Investors Trust (the “Fund”) is a diversified, closed-end management investment company. The Fund commenced operations in January 1971 following an initial public offering.
Investment Objectives. The Fund’s primary investment objective is to generate income for distribution to its shareholders, with capital appreciation as a secondary objective. There can be no assurance that the Fund will achieve its investment objectives.
The Offering. The Fund may offer, from time to time, in one or more offerings, the Fund’s common shares of beneficial interest, no par value (“Common Shares”). Common Shares may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each, a “Prospectus Supplement”). You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in Common Shares.
Common Shares may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents, underwriters or dealers involved in the offer or sale of Common Shares, and will set forth any applicable offering price, sales, load, fee, commission or discount arrangement between the Fund and its agents or underwriters, or among its underwriters, or the basis upon which such amount may be calculated, net proceeds and use of proceeds, and the terms of any sale. The Fund may not sell any Common Shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of the Common Shares.
Investment Strategy. The preponderance of the Fund’s assets are invested in a diversified portfolio of debt securities issued by U.S. and non-U.S. corporations and governments, some of which may carry equity features. The Fund emphasizes corporate debt securities which pay interest on a fixed or contingent basis and which may possess certain equity features, such as conversion or exchange rights, warrants for the acquisition of the stock of the same or different issuers, or participations based on revenues, sales or profits. The Fund may invest up to 70% of its total assets in debt securities rated below investment grade, commonly known as “junk bonds.” The Fund also may purchase preferred securities and may acquire common stock through the exercise of conversion or exchange rights acquired in connection with other securities owned by the Fund. The Fund will not acquire any additional preferred securities or common stock if as a result of that acquisition the value of all preferred securities and common stocks in the Fund’s portfolio would exceed 20% of its total assets. Up to 50% of the value of the Fund’s assets may be invested in restricted securities acquired through private placements. The fund may purchase mortgage-backed securities. The Fund also may invest in repurchase agreements.
Investment Adviser and Subadviser. The Fund’s investment adviser is John Hancock Advisers, LLC (the “Adviser” or “JHA”) and its subadviser is John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the “Subadviser”), formerly MFC Global Investment Management (U.S.), LLC and Sovereign Asset Management LLC.

Exchange listing. The Fund’s currently outstanding Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “JHI.” Any new Common Shares offered and sold hereby are expected to be listed on the NYSE and trade under this symbol. As of August 29, 2012 the last reported sale price for the Common Shares was $24.26.
Leverage. The Fund may use leverage to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund currently utilizes leverage by borrowing pursuant to a credit facility agreement. See “—Other Investment Policies—Borrowing.” In addition, the Fund may use leverage by borrowing from other financial institutions or through the issuance of preferred shares, reverse repurchase agreements or other leverage financing which, together with borrowings, may be in an amount equal to 33 1/3% of the Fund’s managed assets immediately after giving effect to the borrowing, issuance or transaction. The Fund also may borrow for temporary, emergency or other purposes as permitted under the 1940 Act. Any such indebtedness would be in addition to the combined effective leverage ratio of 33 1/3% of the Fund’s managed assets immediately after giving effect to the borrowing. The Fund’s leverage strategy may not be successful.
The Common Shares have traded both at a premium and a discount to net asset value (“NAV”). The Fund cannot predict whether Common Shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s common stock (calculated within 48 hours of pricing). The Fund’s issuance of Common Shares may have an adverse effect on prices in the secondary market for the Fund’s Common Shares by increasing the number of Common Shares available, which may put downward pressure on the market price for the Fund’s Common Shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV, which may increase investors’ risk of loss.
Investing in the Fund’s Common Shares involves certain risks. See “Risk Factors” beginning on page 29.
Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
This Prospectus, together with any other applicable Prospectus Supplement, sets forth concisely the information about the Fund that a prospective investor should know before investing. You should read this Prospectus and the applicable Prospectus Supplement, which contain important information, before deciding whether to invest in the Common Shares. You should retain the Prospectus and Prospectus Supplement for future reference. A Statement of Additional Information (“SAI”), dated August 31, 2012 containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. The Table of Contents for the SAI is on page 56 of the Prospectus. A copy of the SAI may be obtained without charge by visiting the Fund’s website (www.jhfunds.com) or by calling 1-800-225-6020 (toll-free) or from the SEC’s website at www.sec.gov. Copies of the Fund’s annual report and semi-annual report and other information about the Fund may be obtained upon request by writing to the Fund, by calling 1-800-225-6020, or by visiting the Fund’s website at www.jhfunds.com. You also may obtain a copy of any information regarding the Fund filed with the SEC from the SEC’s website (www.sec.gov).
The Fund’s Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Prospectus dated August 31, 2012

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You should rely only on the information contained in, or incorporated by reference into, this Prospectus and any related Prospectus Supplement in making your investment decisions. The Fund has not authorized any person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell the Common Shares in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this Prospectus and any Prospectus Supplement is accurate only as of the dates on their covers. The Fund’s business, financial condition and prospects may have changed since the date of its description in this Prospectus or the date of its description in any Prospectus Supplement.

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Prospectus Summary
This is only a summary. You should review the more detailed information elsewhere in this prospectus (“Prospectus”), in any related supplement to this Prospectus (each, a “Prospectus Supplement”), and in the Statement of Additional Information (the “SAI”) prior to making an investment in the Fund. See “Risk Factors.”

The Fund	John Hancock Investors Trust (the “Fund”) is a diversified, closed-end management investment company. The Fund commenced operations in January 1971 following an initial public offering.

Investment Objectives	The Fund’s primary investment objective is to generate income for distribution to its shareholders, with capital appreciation as a secondary objective. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are not fundamental and may be changed without shareholder approval.

The Offering	The Fund may offer, from time to time, in one or more offerings, up to 1,000,000 of common shares of the Fund (“Common Shares”) on terms to be determined at the time of the offering. The Common Shares may be offered at prices and on terms to be set forth in one or more Prospectus Supplements. You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in Common Shares. Common Shares may be offered directly to one or more purchasers, through agents designated from time to time by the Fund, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents, underwriters or dealers involved in the offer or sale of Common Shares, and will set forth any applicable offering price, sales load, fee, commission or discount arrangement between the Fund and its agents or underwriters, or among its underwriters, or the basis upon which such amount may be calculated, net proceeds and use of proceeds, and the terms of any sale. See “Plan of Distribution.” The Fund may not sell any of Common Shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of Common Shares.

Listing and Symbol	The Fund’s currently outstanding Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “JHI.” Any new Common Shares offered and sold hereby are expected to be listed on the NYSE and trade under this symbol. As of August 29, 2012, the last reported sale price for the Common Shares was $24.26.

Investment Strategy	The preponderance of the Fund’s assets are invested in a diversified portfolio of debt securities issued by U.S. and non-U.S. corporations and governments, some of which may carry equity features. The Fund emphasizes corporate debt securities which pay interest on a fixed or contingent basis and which may possess certain equity features, such as conversion or exchange rights, warrants for the acquisition of the stock of the same or different issuers, or participations based on revenues, sales or profits. The Fund also may purchase preferred securities and may acquire common stock through the exercise of conversion or exchange rights acquired in connection with other securities owned by the Fund. The Fund will not acquire any additional preferred securities or common stock if as a result of that acquisition the value of all preferred securities and common stocks in the Fund’s portfolio would exceed 20% of its total assets. Up to 50% of the value of the Fund’s assets may be invested in restricted securities acquired through private placements. The Fund may purchase mortgage-backed securities. The Fund also may invest in repurchase agreements.

At least 30% of Fund’s total assets will be represented by (a) debt securities which are rated, at the time of acquisition, investment grade (i.e., at least “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB” by Standard & Poor’s Rating Group (“S&P”)) or in unrated securities determined by the Subadviser to be of comparable credit quality, (b) securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, and (c) cash or cash equivalents. The remaining 70% of the Fund’s total assets may be invested in debt securities of any credit quality, including securities rated below investment grade (i.e., rated “Ba” or lower by Moody’s or “BB” or lower by S&P). Debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s ability to pay interest and repay principal and are commonly referred to as “junk bonds” or “high yield securities.” While the Fund focuses on intermediate and longer-term debt securities, the Fund may acquire securities of any maturity and is not subject to any limits as to the average maturity of its overall portfolio.

Securities rated “BBB” by S&P are regarded by S&P as having an adequate capacity to pay interest or dividends and repay capital or principal, as the case may be; whereas such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay interest or dividends and repay capital or principal for securities in this category than in higher rating categories. Securities rated “Baa” by Moody’s are considered by Moody’s as medium to lower medium grade securities; they are neither highly protected nor poorly secured; interest or dividend payments and capital or principal security, as the case may be, appear to Moody’s to be adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over time; and, in the opinion of Moody’s, securities in this rating category lack outstanding investment characteristics and in fact have speculative characteristics as well. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered highly speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments. Securities rated Ba or BB may face significant ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to the issuer being unable to meet its financial commitments. The protection of interest and principal may be moderate and not well safeguarded during both good and bad times. Securities rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments over the long term may be low, and such securities are more vulnerable to nonpayment than obligations rated BB or Ba. Adverse business, financial or economic conditions will likely impair the issuer’s capacity or willingness to meet its financial commitments. The descriptions of the investment grade rating categories by Moody’s and S&P, including a description of their speculative characteristics, are set forth in the SAI. All references to securities ratings by Moody’s and S&P in this Prospectus shall, unless otherwise indicated, include all securities within each such rating category (e.g., “Baa1”, “Baa2” and “Baa3” in the case of Moody’s and “BBB+”, “BBB” and “BBB-” in the case of S&P). All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In the event of such security downgrade, the Fund will sell the portfolio security as soon as the Subadviser believes it to be prudent to do so in order to again cause the Fund to be within the percentage and ratings limitations set forth in this Prospectus. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrading.

In managing the Fund’s portfolio, the Subadviser concentrates first on sector selection by deciding which types of bonds and industries to emphasize at a given time, and then which individual bonds to buy. When making sector and industry allocations, the Subadviser tries to anticipate shifts in the business cycle, using top-down analysis to determine which sectors and industries may benefit over the next 12 months. In choosing individual securities, the Subadviser uses bottom-up research to find securities that appear comparatively undervalued. The Subadviser looks at bonds of all quality levels and maturities from many different issuers, potentially including U.S. dollar-denominated securities of foreign corporations and governments. There can be no assurance that the Fund will achieve its investment objectives.

Investment Adviser and Subadviser	The Fund’s investment adviser is John Hancock Advisers, LLC (the “Adviser” or “JHA”) and its subadviser is John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the “Subadviser”), formerly MFC Global Investment Management (U.S.), LLC and Sovereign Asset Management LLC.

JHA, the Fund’s investment adviser, is an indirect wholly-owned subsidiary of Manulife Financial Corporation. The Adviser is responsible for overseeing the management of the Fund, including its day-to-day business operations and monitoring the Subadviser. As of June 30, 2012, the Adviser had total assets under management of approximately $20.7 billion.

The Subadviser is responsible for the day-to-day management of the Fund’s portfolio investments. The Subadviser, organized in 1968, is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (a subsidiary of Manulife Financial, a publicly held, Canadian-based company). As of June 30, 2012, the Subadviser had total assets under management of approximately $132.7 billion.

See “Management of the Fund—The Adviser” and “—The Subadviser.”

Distributions	The Fund makes regular quarterly distributions to holders of Common Shares (the “Common Shareholders”) sourced from the Fund’s cash available for distribution. “Cash available for distribution” consists of the Fund’s (i) investment company taxable income, which includes among other things, dividend and ordinary income after payment of Fund expenses, the excess of net short-term capital gain over net long-term capital loss, and income from certain hedging and interest rate transactions, and (ii) net long-term capital gain (gain from the sale of capital assets held longer than one year). The Board of Trustees of the Fund (the “Board”) may modify this distribution policy at any time without obtaining the approval of Common Shareholders.

Pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), in the event the Fund makes distributions from sources other than income, a notice will accompany each quarterly distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the quarterly dividend which, in the Fund’s good faith judgment, constitutes long-term capital gain, short-term capital gain, net investment income or a return of capital. The actual character of such dividend distributions for U.S. federal income tax purposes, however, will only be determined finally by the Fund at the close of its fiscal year, based on the Fund’s full year performance and its actual net investment company taxable income and net capital gain for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the characterization in the quarterly estimates.

If, for any calendar year, as discussed above, the total distributions made exceed the Fund’s net investment taxable income and net capital gain, the excess generally will be treated as a return of capital to each Common Shareholder (up to the amount of the Common Shareholder’s basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares. The amount treated as a return of capital reduces the Common Shareholder’s adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her Common Shares. Distributions in any year may include a substantial return of capital component.

Distribution rates are based on projected quarterly cash available for distribution, which may result in fluctuations in quarterly rates. As a result, the distributions paid by the Fund for any particular quarter may be more or less than the amount of cash available for distribution from that quarterly period. In certain circumstances, the Fund may be required to sell a portion of its investment portfolio to fund distributions. Distributions will reduce the Common Shares’ net asset value (“NAV”).

The 1940 Act currently limits the number of times the Fund may distribute long-term capital gain in any tax year, which may increase the variability of the Fund’s distributions and result in certain distributions being comprised more heavily of long-term capital gain eligible for favorable income tax rates. In the future, the Adviser may seek Board approval to implement a managed distribution plan for the Fund. The managed distribution plan would be implemented pursuant to an exemptive order already granted by the Securities and Exchange Commission (the “SEC”), which provides an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund to include long-term capital gain as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once or twice per year). If the Fund implements a managed distribution plan, it would do so without a vote of the Common Shareholders.

Dividend Reinvestment Plan	The Fund has established an automatic dividend reinvestment plan (the “Plan”). Under the Plan, distributions of dividends and capital gain are automatically reinvested in Common Shares of the Fund by Computershare Trust Company, N. A. Every shareholder holding at least one full share of the Fund will be automatically enrolled in the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash. Common Shareholders who intend to hold their Common Shares through a broker or nominee should contact such broker or nominee regarding the Plan. See “Dividend Reinvestment Plan.”

Closed-End Fund Structure	Closed-end funds differ from traditional, open-end management investment companies (which generally are referred to as “mutual funds”) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. Mutual funds do not trade on securities exchanges and issue securities redeemable at the option of the shareholder. The continuous outflows of assets in a mutual fund can make it difficult to manage the fund’s investments. Closed-end funds generally are able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities. The Fund’s Common Shares are designed primarily for long-term investors; you should not purchase Common Shares if you intend to sell them shortly after purchase.

Common shares of closed-end funds frequently trade at prices lower than their NAV. Since inception, the market price of the Common Shares has fluctuated and at times has traded below the Fund’s NAV and at times has traded above the Fund’s NAV. The Fund cannot predict whether in the future the Common Shares will trade at, above or below NAV. In addition to NAV, the market price of the Fund’s Common Shares may be affected by such factors as the Fund’s dividend stability, dividend levels, which are in turn affected by expenses, and market supply and demand.

In recognition of the possibility that the Common Shares may trade at a discount from their NAV, and that any such discount may not be in the best interest of Common Shareholders, the Board, in consultation with the Adviser, from time to time may review possible actions to reduce any such discount. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to NAV per Common Share. In the event that the Fund conducts an offering of new Common Shares and such offering constitutes a “distribution” under Regulation M, the Fund and certain of its affiliates may be subject to an applicable restricted period that could limit the timing of any repurchases by the Fund.

Summary of Risks	The Fund’s main risk factors are listed below by general risks and strategy risks. Before investing, be sure to read the additional descriptions of these risks beginning on page 29 of this Prospectus.

General Risks	Investment and Market Risk. An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which generally are traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Tax Risk. To qualify for the special tax treatment available to regulated investment companies, the Fund must: (i) derive at least 90% of its annual gross income from certain kinds of investment income; (ii) meet certain asset diversification requirements at the end of each quarter, and (iii) distribute in each taxable year at least 90% of its net investment income (including net interest income and net short term capital gain). If the Fund failed to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders. All distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to the shareholders as ordinary income. In addition, in order to requalify for taxation as a regulated investment company, the Fund might be required to recognize unrealized gain, pay substantial taxes and interest, and make certain distributions. See “U.S. Federal Income Tax Matters.”

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time due to the nature of the Fund’s investments. The ultimate tax characterization of the Fund’s distributions in a calendar year may not finally be determined until after the end of that calendar year. The Fund may make distributions during a calendar year that exceed the Fund’s net investment income and net realized capital gain for that year. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gain generally would be treated as a return of capital up to the amount of the Common Shareholder’s tax basis in his or her Common Shares, with any amounts exceeding such basis treated as gain from the sale of his or her Common Shares. The Fund’s income distributions that qualify for favorable tax treatment may be affected by the Internal Revenue Service’s (“IRS”) interpretations of the Code and future changes in tax laws and regulations. For instance, Congress is considering numerous proposals to decrease the federal budget deficit, some of which include increasing U.S. federal income taxes or decreasing certain favorable tax treatments currently included in the Code. See “U.S. Federal Income Tax Matters.”

No assurance can be given as to what percentage of the distributions paid on the Common Shares, if any, will consist of long-term capital gain or what the tax rates on various types of income will be in future years. The long-term capital gain tax rate is currently 15%, and it is currently scheduled to increase to 20% for tax years beginning after December 31, 2012. See “U.S. Federal Income Tax Matters.”

Distribution Risk. There can be no assurance that quarterly distributions paid by the Fund to shareholders will be maintained at current levels or increase over time. The quarterly distributions shareholders receive from the Fund are derived from the Fund’s dividends and interest income after payment of Fund expenses. The Fund’s cash available for distribution may vary widely over the short- and long-term. If, for any calendar year, the total distributions made exceed the Fund’s net investment taxable income and net capital gain, the excess generally will be treated as a return of capital to each Common Shareholder (up to the amount of the Common Shareholder’s basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares. The amount treated as a return of capital reduces the Common Shareholder’s adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her Common Shares. Distributions in any year may include a substantial return of capital component.

Portfolio Turnover Risk. The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Subadviser,

investment considerations warrant such action. Higher rates of portfolio turnover likely would result in higher brokerage commissions and may generate short-term capital gain taxable as ordinary income, which may have a negative impact on the Fund’s performance over time. The portfolio turnover rate of the Fund may vary from year to year, as well as within a year.

Defensive Positions Risk. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its total assets in short-term money market instruments, securities with remaining maturities of less than one year, cash or cash equivalents. The Fund will not be pursuing its investment objectives in these circumstances and could miss favorable market developments.

Interest Rate Risk. Interest rate risk is the risk that fixed-income securities such as debt securities and preferred securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund’s investments in debt securities and preferred securities means that the NAV and market price of the Common Shares will tend to decline if market interest rates rise. Given the historically low level of interest rates in recent years and the likelihood that interest rates will increase when the national economy strengthens, the risk of the potentially negative impact of rising interest rates on the value of the Fund’s portfolio may be significant. In addition, the longer the average maturity of the Fund’s portfolio of debt securities, the greater the potential impact of rising interest rates on the value of the Fund’s portfolio and the less flexibility the Fund may have to respond to the decreasing spread between the yield on its portfolio securities.

During periods of declining interest rates, an issuer may exercise its option to prepay principal of debt securities or to redeem preferred securities earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk.

Inflation Risk. Inflation risk is the risk that the purchasing power of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline.

Market Discount Risk. The Fund’s Common Shares will be offered only when Common Shares of the Fund are trading at a price equal to or above the Fund’s NAV per Common Share plus the per Common Share amount of commissions. As with any security, the market value of the Common Shares may increase or decrease from the amount initially paid for the Common Shares. The Fund’s Common Shares have traded at both a premium and at a discount to NAV. The shares of closed-end management investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Investors bear a risk of loss to the extent that the price at which they sell their shares is lower in relation to the Fund’s NAV than at the time of purchase, assuming a stable NAV.

Leverage Risk. The Fund is authorized to utilize leverage through borrowings and/or the issuance of preferred shares, including the issuance of debt securities. The Fund currently utilizes leverage by borrowing pursuant to a credit facility agreement (“CFA”). See “—Other Investment Policies—Borrowing.” The Fund reserves the flexibility to utilize leverage by borrowing from other financial institutions or through the issuance of preferred shares. There can be no assurance that such a leveraging strategy will be successful during any period in which it is employed.

The Fund utilizes the CFA to increase its assets available for investment. When the Fund leverages its assets, Common Shareholders bear the fees associated with the credit facility and have the potential to benefit or be disadvantaged from the use of leverage. In addition, the fee paid to the Adviser is calculated on the basis of the Fund’s average daily managed assets, including proceeds from borrowings and/or the issuance of preferred shares, so the fee will be higher when leverage is utilized, which may create an incentive for the Adviser to employ financial leverage. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund’s assets. Leverage creates risks that may adversely affect the return for the Common Shareholders, including:

• the likelihood of greater volatility of NAV and market price of Common Shares;

• fluctuations in the interest rate paid for the use of the credit facility;

• increased operating costs, which may reduce the Fund’s total return;

• the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed; and

• the Fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the returns derived from securities purchased with proceeds received from leverage exceeds the cost of leverage, the Fund’s distributions may be greater than if leverage had not been used. Conversely, if the returns from the securities purchased with such proceeds are not sufficient to cover the cost of leverage, the amount available for distribution to Common Shareholders will be less than if leverage had not been used. In the latter case, the Adviser, in its best judgment, may nevertheless determine to maintain the Fund’s leveraged position if it deems such action to be appropriate. The costs of a borrowing program and/or an offering of preferred shares would be borne by Common Shareholders and consequently would result in a reduction of the NAV of Common Shares.

In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the CFA is terminated. Were this to happen, the Fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.

Secondary Market for the Common Shares. The issuance of new Common Shares may have an adverse effect on the secondary market for the Common Shares. When the Common Shares are trading at a premium, the Fund may issue Common Shares of the Fund that are sold through transactions effected on the NYSE. The increase in the amount of the Fund’s outstanding Common Shares resulting from the offering of new Common Shares may put downward pressure on the market price for the Common Shares of the Fund. Common Shares will not be issued at any time when Common Shares are trading at a price lower than a price equal to the Fund’s NAV per Common Share plus the per Common Share amount of commissions.

The Fund also issues Common Shares of the Fund through its dividend reinvestment plan. Common Shares may be issued under the plan at a discount to the market price for such Common Shares, which may put downward pressure on the market price for Common Shares of the Fund.

The voting power of current Common Shareholders will be diluted to the extent that such shareholders do not purchase shares in any future Common Share offerings or do not purchase sufficient shares to maintain their percentage interest. In addition, if the proceeds of such offering are unable to be invested as intended, the Fund’s per Common Share distribution may decrease (or may consist of return of capital) and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Management Risk. The Fund is subject to management risk because it relies on the Subadviser’s ability to pursue the Fund’s investment objectives. The Subadviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that it will produce the desired results.

Market Disruption Risk. Instability in the Middle East, the wars in Afghanistan, Iraq and Libya, geopolitical tensions elsewhere and terrorist attacks in the U.S. and around the world have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the U.S. and worldwide. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the economy or the securities markets.

Natural Disasters and Adverse Weather Conditions. Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions also may have a particularly significant negative affect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Recent Events Risk. The debt and equity capital markets in the U.S. have been negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the resulting U.S. federal government actions have led to a decline in general economic conditions, which have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These events have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for issuers of debt securities to obtain financings or refinancings for their investment or lending activities or operations. There is a risk that such issuers will be unable to successfully complete such financings or refinancings. In particular, because of the current conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.

These events may increase the volatility of the value of securities owned by the Fund and/or result in sudden and significant valuation increases or declines in its portfolio. These events also may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. A significant decline in the value of the Fund’s portfolio likely would result in a significant decline in the value of your investment in the Fund. Prolonged continuation or further deterioration of current market conditions could adversely impact the Fund’s portfolio.

Changes in U.S. Law. Changes in the state and U.S. federal laws applicable to the Fund, including changes to state and U.S. federal tax laws, or applicable to the Adviser, the Subadviser and other securities or instruments in which the Fund may invest, may negatively affect the Fund’s returns to Common Shareholders. The Fund may need to modify its investment strategy in the future in order to satisfy new regulatory requirements or to compete in a changed business environment.

Anti-takeover Provisions. The Fund’s Agreement and Declaration of Trust includes provisions that could limit the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board. These provisions may deprive shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See “Certain Provisions in the Declaration of Trust and By-Laws—Anti-

Strategy Risks	takeover provisions.”

Issuer Risk. An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the Fund could default or have its credit rating downgraded.

Credit and Counterparty Risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing the Fund’s share price and income level.

Corporate Debt Securities Risk. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and also may be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

U.S. Government Securities Risk. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the U.S. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and therefore may be regarded as illiquid.

Fixed-income Securities Risk. Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the Fund, the more sensitive the Fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Lower-rated Fixed-income Securities Risk and High-yield Securities Risk. Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as “junk bonds”) are subject to greater credit quality risk and risk of default than higher-rated fixed-income securities. These securities may be considered speculative and the value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.

Mortgage-backed and Asset-backed Securities Risk. Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate and/or other market risks.

•     Inverse interest-only securities. Inverse interest-only securities that are mortgage-backed securities are subject to the same risks as other mortgage-backed securities. In addition, the coupon on an inverse interest-only security can be extremely sensitive to changes in prevailing interest rates.

•     Stripped mortgage securities. Stripped mortgage securities are subject to the same risks as other mortgage-backed securities, i.e., different combinations of prepayment, extension, interest rate and/or other market risks.

• TBA mortgage contracts. TBA mortgage contracts involve a risk of loss if the value of the underlying security to be purchased declines prior to delivery date. The yield obtained for such securities may be higher or lower than yields available in the market on delivery date.

Equity Securities Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. The securities of growth companies are subject to greater price fluctuations than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations. The securities of value companies are subject to the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be underpriced or that the market may never come to recognize their fundamental value.

Liquidity Risk. Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Non-U.S. Investment Risk. As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Non-U.S. securities may be subject to foreign taxes. The value of non-U.S. securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of non-U.S. investment risk.

Sovereign Debt Obligations Risk. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt), whether denominated in U.S. dollars for a foreign currency, involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors also may be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Brady Bonds Risk. Brady Bonds may involve a high degree of risk, may be in default or present the risk of default. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations’ reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors. Although Brady Bonds may be collateralized by U.S. government securities, repayment of principal and interest is not guaranteed by the U.S. government.

Reverse Repurchase Agreement Risk. Reverse repurchase agreement transactions involve the risk that the market value of the securities that the Fund is obligated to repurchase under such agreements may decline below the repurchase price. Any fluctuations in the market value of either the securities transferred to the other party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets, thereby potentially increasing fluctuations in the market value of the Fund’s assets. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds received under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Hedging, Derivatives and Other Strategic Transactions Risk. Hedging and other strategic transactions may increase the volatility of the Fund and, if the transaction is not successful, could result in a significant loss to the Fund. The use of derivative instruments could produce disproportionate gain or loss, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the Fund may invest and the main risks associated with each of them:

•     Currency options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options.

•     Credit default swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

•     Equity-linked notes are subject to risks similar to those related to investing in the underlying securities. An equity-linked note is dependent on the individual credit of the note’s issuer. Equity-linked notes often are privately placed and may not be rated. The secondary market for equity-linked notes may be limited.

•     Foreign currency forward contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

•     Foreign currency swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency swaps.

•     Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

•     Interest-rate swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

•     Options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

•     Swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, settlement risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving swaps, including credit default swaps and total return swaps.

Given the risks described above, an investment in Common Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

Summary of Fund Expenses
The purpose of the table below is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. In accordance with SEC requirements, the table below shows the Fund’s expenses as a percentage of its average net assets as of April 30, 2012, and not as a percentage of total assets. By showing expenses as a percentage of average net assets, expenses are not expressed as a percentage of all of the assets the Fund invests. The offering costs to be paid or reimbursed by the Fund are not included in the Annual Expenses table below. However, these expenses will be borne by Common Shareholders and may result in a reduction in the NAV of the Common Shares. See “Management of the Fund” and “Dividend Reinvestment Plan.” The table and example are based on the Fund’s capital structure as of April 30, 2012.

Shareholder Transaction Expenses
Sales load paid by you (as a percentage of offering price) (1)	—%
Offering expenses (as a percentage of offering price) (1)	—%
Dividend Reinvestment Plan fees (2)	None

Annual Expenses (Percentage of Net Assets Attributable to Common Shares)
Management fees (3)	0.82%
Interest payments on borrowed funds (4)	0.51%
Other expenses (5)	0.26%
Total Annual Expenses	1.59%

(1)	If Common Shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses.

(2)	Participants in the Fund’s dividend reinvestment plan do not pay brokerage charges with respect to Common Shares issued directly by the Fund. However, whenever Common Shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested. Shareholders participating in the Plan may buy additional Common Shares of the Fund through the Plan at any time and will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. See “Distribution Policy” and “Dividend Reinvestment Plan.”

(3)	See “Management of the Fund—The Adviser.”

(4)	The Fund may use leverage through borrowings. The Fund currently borrows under a credit facility agreement and “Interest payment on borrowed funds” is estimated and restated to reflect a change in the credit facility agreement dated August 15, 2012.

(5)	Other expenses have been estimated for the current fiscal year.
EXAMPLE
The following example illustrates the expenses that Common Shareholders would pay on a $1,000 investment in Common Shares, assuming (i) total annual expenses of 1.59% of net assets attributable to Common Shares in years 1 through 10; (ii) a 5% annual return; and (iii) all distributions are reinvested at NAV:

	1 Year	3 Year	5 Year	10 Year
Total Expenses	$16	$50	$87	$189
The above table and example and the assumption in the example of a 5% annual return are required by regulations of the SEC that are applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund’s Common Shares. For more complete descriptions of certain of the Fund’s costs and expenses, see “Management of the Fund.” In addition, while the example assumes reinvestment of all dividends and distributions at NAV, participants in the Fund’s dividend reinvestment plan may receive Common Shares purchased or issued at a price or value different from NAV. See

“Distribution Policy” and “Dividend Reinvestment Plan.” The example does not include sales load or estimated offering costs, which would cause the expenses shown in the example to increase.
The example should not be considered a representation of past or future expenses, and the Fund’s actual expenses may be greater or less than those shown. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

Financial Highlights
This table details the financial performance of the Common Shares, including total return information showing how much an investment in the Fund has increased or decreased each period.
The financial statements of the Fund as of October 31, 2011 have been audited by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm. The report of PricewaterhouseCoopers LLP is included, along with the Fund’s financial statements, in the Fund’s annual report, which has been incorporated by reference into the SAI and is available upon request. The financial highlights for the periods ended December 31, 2002 through December 31, 2005 are unaudited.

COMMON SHARES Period ended	4-30-12	[1]	10-31-11	10-31-10	10-31-09	10-31-08	[2]	12-31-07	12-31-06
Per share operating performance
Net asset value, beginning of period	$19.19		$20.11	$18.03	$14.51	$19.21		$19.90	$20.04
Net investment income[3]	0.95		1.93	2.15	1.70	1.49		1.89	1.74
Net realized and unrealized gain (loss) on investments	0.46		(0.88)	2.00	3.51	(4.80)		(0.72)	(0.07)
Distributions to Auction Preferred Shares (APS)	—		—	—	—	(0.19)		(0.55)	(0.50)
Total from investment operations	1.41		1.05	4.15	5.21	(3.50)		0.62	1.17
Less distributions to common shareholders
From net investment income	(1.00)		(1.97)	(2.07)	(1.69)	(1.20)		(1.31)	(1.31)
Net asset value, end of period	$19.60		$19.19	$20.11	$18.03	$14.51		$19.21	$19.90
Per share market value, end of period	$23.33		$21.82	$21.13	$17.73	$13.46		$17.01	$19.04
Total return at net asset value (%)[4]	6.95	[5]	4.90	23.81	39.26	(18.78)[5]		3.73	6.54
Total return at market value (%)[4]	11.96	[5]	13.52	32.29	47.62	(14.91)[5]		(4.00)	15.41
Ratios and supplemental data
Net assets applicable to common shares, end of period (in millions)	$168		$164	$171	$152	$121		$160	$164
Ratios (as a percentage of average net assets):
Expenses (excluding interest expense)	1.08	[6]	1.04	1.12	1.43	1.42	[6]	1.16 [7]	1.17	[7]
Interest expense	0.53	[6]	0.58	0.81	1.00	0.83	[6]	—	—
Expenses (including interest expense)	1.61	[6]	1.62	1.93	2.43	2.25	[6]	1.16 [7]	1.17	[7]
Net investment income	9.97	[6]	9.63	11.33	11.34	9.93	[6]	9.55 [8]	8.80	[8]
Portfolio turnover (%)	31		45	71	72	37		46	63
Senior securities
Total value of APS outstanding (in millions)	—		—	—	—	—		$86	$86
Involuntary liquidation preference per unit (in thousands)	—		—	—	—	—		25	25
Average market value per unit (in thousands)	—		—	—	—	—		25	25
Asset coverage per unit[9]	—		—	—	—	—	[10]	$71,364	$72,917
Total debt outstanding end of period (in millions)	$88		$88	$80	$67	$58		—	—
Asset coverage per $1,000 of APS[11]	—		—	—	—	—		$2,856	$2,910
Asset coverage per $1,000 of debt[12]	$2,917		$2,871	$3,136	$3,268	$3,090		—	—

COMMON SHARES Period ended	12-31-05	12-31-04	12-31-03	12-31-02 [13]
Per share operating performance
Net asset value, beginning of period	$21.22	$21.55	$21.21	$20.98
Net investment income[3]	1.70	1.71	1.37	1.20
Net realized and unrealized gain (loss) on investments	(1.07)	(0.21)	1.14	0.25
Distributions to Auction Preferred Shares (APS)	(0.34)	(0.16)	(0.02)[15]	—
Total from investment operations	0.29	1.34	(2.49)	1.45
Less distributions to common shareholders
From net investment income	(1.47)	(1.67)	(1.42)	(1.22)
From net realized gain	—	—	(0.60)	—
	(1.47)	(1.67)	(2.02)	(1.22)
Capital Charges
Offering costs and underwriting discounts related to APS	—	—	(0.13)	—
Net asset value, end of period	$20.04	$21.22	$21.55	$21.21
Per share market value, end of period	$17.70	$22.46	$19.98	$19.12
Total return at net asset value (%)[4]	1.78 [14]	6.52 [14]	12.09 [14]	—
Total return at market value (%)[4]	(15.06)	21.60	15.29	6.89
Ratios and supplemental data
Net assets applicable to common shares, end of period (in millions)	$165	$173	$175	$170
Ratios (as a percentage of average net assets):
Expenses	1.17 [7]	1.16 [7]	0.88 [7]	0.84
Net investment income	8.25 [8]	8.03 [8]	6.25 [8]	5.74
Portfolio turnover (%)	144	128	245	314
Senior securities
Total value of APS outstanding (in millions)	$86	$86	$86	—
Involuntary liquidation preference per unit (in thousands)	25	25	25	—
Average market value per unit (in thousands)	25	25	25	—
Asset coverage per unit[9]	$72,072	$74,713	$74,836	—
Asset coverage per $1,000 of APS[11]	$2,913	$3,013	$3,022	—

(1)	Six months ended 4-30-12. Unaudited.

(2)	For the ten-month period ended 10-31-08. The Fund changed its fiscal year end from December 31 to October 31.

(3)	Based on the average daily shares outstanding.

(4)	Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

(5)	Not annualized.

(6)	Annualized.

(7)	Ratios calculated on the basis of expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratios of expenses would have been 0.76%, 0.77%, 0.77%, 0.77% and 0.82% for the years ended 12-31-07, 12-31-06, 12-31-05, 12-31-04 and 12-31-03, respectively.

(8)	Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratios of net investment income would have been 6.26%, 5.77%, 5.47%, 5.36% and 5.81% for the years ended 12-31-07, 12-31-06, 12-31-05, 12-31-04 and 12-31-03, respectively.

(9)	Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing that amount by the number of APS outstanding, as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

(10)	In May 2008, the Fund entered into a Committed Facility Agreement with a third-party commercial bank in order to redeem the APS. The redemption of all APS was completed on 6-12-08.

(11)	Asset coverage equals the total net assets plus APS divided by the APS of the Fund outstanding at period end.

(12)	Asset coverage equals the total net assets plus borrowings divided by the borrowings of the Fund outstanding at period end. As debt outstanding changes, level of invested assets may change accordingly. Asset coverage ratio provides a consistent measure of leverage.

(13)	Audited by previous auditor.

(14)	Unaudited.

(15)	Auction Preferred Shares were issued on 11-4-03.

Market and Net Asset Value Information
The Fund’s currently outstanding Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “JHI.” The Fund’s currently outstanding Common Shares commenced trading on the NYSE in 1971.
The Fund’s Common Shares have traded both at a premium and a discount to its net asset value (“NAV”). The Fund cannot predict whether its shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s common stock (calculated within 48 hours of pricing). The Fund’s issuance of Common Shares may have an adverse effect on prices in the secondary market for Common Shares by increasing the number of Common Shares available, which may put downward pressure on the market price for Common Shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV. See “Risk Factors—General Risks—Market Discount Risk.”
The following table sets forth for each of the periods indicated the high and low closing market prices for Common Shares on the NYSE, and the corresponding NAV per share and the premium or discount to NAV per share at which the Fund’s Common Shares were trading as of such date. NAV is determined once daily as of the close of regular trading of the NYSE (typically 4:00 P.M., Eastern Time). See “Determination of Net Asset Value” for information as to the determination of the Fund’s NAV.

			NAV per Share on		Premium/(Discount) on
			Date of Market Price		Date of Market Price
	Market Price		High and Low		High and Low
Fiscal Quarter Ended	High	Low	High	Low	High	Low
January 31, 2010	$18.89	$17.22	$18.79	$18.13	0.53%	(5.02)%
April 30, 2010	$20.70	$18.20	$19.30	$18.39	7.25%	(1.03)%
July 31, 2010	$21.94	$19.35	$18.58	$18.72	18.08%	3.37%
October 31, 2010	$22.35	$20.35	$19.63	$19.95	13.86%	2.01%
January 31, 2011	$21.53	$18.75	$20.29	$19.45	6.11%	(3.60)%
April 30, 2011	$22.42	$20.55	$20.20	$20.40	10.99%	0.74%
July 31, 2011	$22.50	$20.65	$20.83	$20.45	8.02%	0.98%
October 31, 2011	$22.04	$19.12	$19.61	$19.87	12.39%	(3.77)%
January 31, 2012	$23.35	$20.80	$19.17	$18.64	21.80%	11.59%
April 30, 2012	$23.45	$22.37	$19.77	$19.60	18.61%	14.13%
July 31, 2012	$24.63	$22.75	$19.43	$18.91	26.76%	20.31%
The last reported sale price, NAV per share and percentage premium to NAV per share of the Common Shares as of August 29, 2012 were $24.26, $20.08 and 20.82%, respectively. As of August 29, 2012, the Fund had 8,599,803 Common Shares outstanding and net assets of the Fund were $172,666,896.22.

The Fund
The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized on October 26, 1970 as a Delaware corporation and was reorganized on October 5, 1984 as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust, which was amended and restated on August 26, 2003, as amended (the “Declaration of Trust”). The Fund commenced operations following an initial public offering on January 29, 1971, pursuant to which the Fund issued an aggregate of 5,500,000 Common Shares of beneficial interest, $1.00 par value. The Fund’s principal office is located at 601 Congress Street, Boston, Massachusetts 02210 and its phone number is 800-225-6020.
The following provides information about the Fund’s outstanding securities as of August 29, 2012.

		Amount Held by
	Amount	the Fund or for	Amount
Title of Class	Authorized	its Account	Outstanding
Common Shares, no par value	Unlimited	0	8,599,803
Use of Proceeds
Subject to the remainder of this section, and unless otherwise specified in a Prospectus Supplement, the Fund currently intends to invest substantially all of the net proceeds of any sales of Common Shares pursuant to this Prospectus in accordance with its investment objectives and policies as described under “Investment Objectives” and “Investment Strategies” within three months of receipt of such proceeds. Such investments may be delayed up to three months if suitable investments are unavailable at the time or for other reasons, such as market volatility and lack of liquidity in the markets of suitable investments. Pending such investment, the Fund anticipates that it will invest the proceeds in short-term money market instruments, securities with remaining maturities of less than one year, cash or cash equivalents. A delay in the anticipated use of proceeds could lower returns and reduce the Fund’s distribution to Common Shareholders or result in a distribution consisting principally of a return of capital.
Investment Objectives
The Fund’s primary investment objective is to generate income for distribution to its shareholders, with capital appreciation as a secondary objective. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are not fundamental policies and may be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.
Investment Strategies
The preponderance of the Fund’s assets are invested in a diversified portfolio of debt securities issued by U.S. and non-U.S. corporations and governments, some of which may carry equity features. The Fund emphasizes corporate debt securities which pay interest on a fixed or contingent basis and which may possess certain equity features, such as conversion or exchange rights, warrants for the acquisition of the stock of the same or different issuers, or participations based on revenues, sales or profits. The Fund also may purchase preferred securities and may acquire common stock through the exercise of conversion or exchange rights acquired in connection with other securities owned by the Fund. The Fund will not acquire any additional preferred securities or common stock if as a result of that acquisition the value of all preferred securities and common stocks in the Fund’s portfolio would exceed 20% of its total assets. Up to 50% of the value of the Fund’s assets may be invested in restricted securities acquired through private placements. The fund may purchase mortgage-backed securities. The Fund also may invest in repurchase agreements.

At least 30% of Fund’s total assets will be represented by (a) debt securities which are rated, at the time of acquisition, investment grade (i.e., at least “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB” by Standard & Poor’s Rating Group (“S&P”)) or in unrated securities determined by the Subadviser to be of comparable credit quality, (b) securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, and (c) cash or cash equivalents. The remaining 70% of the Fund’s total assets may be invested in debt securities of any credit quality, including securities rated below investment grade (i.e., rated “Ba” or lower by Moody’s or “BB” or lower by S&P). Debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s ability to pay interest and repay principal and are commonly referred to as “junk bonds” or “high yield securities.” While the Fund focuses on intermediate and longer-term debt securities, the Fund may acquire securities of any maturity and is not subject to any limits as to the average maturity of its overall portfolio.
Securities rated “BBB” by S&P are regarded by S&P as having an adequate capacity to pay interest or dividends and repay capital or principal, as the case may be; whereas such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay interest or dividends and repay capital or principal for securities in this category than in higher rating categories. Securities rated “Baa” by Moody’s are considered by Moody’s as medium to lower medium grade securities; they are neither highly protected nor poorly secured; interest or dividend payments and capital or principal security, as the case may be, appear to Moody’s to be adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over time; and, in the opinion of Moody’s, securities in this rating category lack outstanding investment characteristics and in fact have speculative characteristics as well. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered highly speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments. Securities rated Ba or BB may face significant ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to the issuer being unable to meet its financial commitments. The protection of interest and principal may be moderate and not well safeguarded during both good and bad times. Securities rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments over the long term may be low, and such securities are more vulnerable to nonpayment than obligations rated BB or Ba. Adverse business, financial or economic conditions will likely impair the issuer’s capacity or willingness to meet its financial commitments. The descriptions of the investment grade rating categories by Moody’s and S&P, including a description of their speculative characteristics, are set forth in the SAI. All references to securities ratings by Moody’s and S&P in this Prospectus shall, unless otherwise indicated, include all securities within each such rating category (e.g., “Baa1”, “Baa2” and “Baa3” in the case of Moody’s and “BBB+”, “BBB” and “BBB-” in the case of S&P). All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In the event of such security downgrade, the Fund will sell the portfolio security as soon as the Subadviser believes it to be prudent to do so in order to again cause the Fund to be within the percentage and ratings limitations set forth in this Prospectus. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrading.
In managing the Fund’s portfolio, the Subadviser concentrates first on sector selection by deciding which types of bonds and industries to emphasize at a given time, and then which individual bonds to buy. When making sector and industry allocations, the Subadviser tries to anticipate shifts in the business cycle, using top-down analysis to determine which sectors and industries may benefit over the next 12 months. In choosing individual securities, the Subadviser uses bottom-up research to find securities that appear comparatively undervalued. The Subadviser looks at bonds of all quality levels and maturities from many different issuers, potentially including U.S. dollar-denominated securities of foreign corporations and governments. There can be no assurance that the Fund will achieve its investment objectives.

PORTFOLIO INVESTMENTS
Corporate debt securities
The Fund invests in corporate debt obligations. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and also may be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.
U.S. government and foreign government securities
U.S. government securities in which the Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government. U.S. government securities include securities issued or guaranteed by the U.S. government or its authorities, agencies, or instrumentalities. Foreign government securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies. Different kinds of U.S. government securities and foreign government securities have different kinds of government support. For example, some U.S. government securities (e.g., U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the U.S. Other U.S. government securities are issued or guaranteed by federal agencies or government-chartered or -sponsored enterprises, but are neither guaranteed nor insured by the U.S. government (e.g., debt securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association Bonds (“Fannie Mae”), and Federal Home Loan Banks (“FHLBs”)). Others may be supported by: (i) the right of the issuer to borrow from the U.S. Treasury; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations; or (iii) only the credit of the issuer. Similarly, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries and the possible inability of a Fund to enforce its rights against the foreign government issuer. As with other fixed-income securities, sovereign issuers may be unable or unwilling to make timely principal or interest payments.
Supra-national agencies are agencies whose member nations make capital contributions to support the agencies’ activities, and include the International Bank for Reconstruction and Development (the “World Bank”), the Asian Development Bank, the European Coal and Steel Community, and the Inter-American Development Bank.
Like other fixed-income securities, U.S. government securities are subject to market risk and their market values typically will change as interest rates fluctuate. For example, the value of a Fund’s investment in U.S. government securities may fall during times of rising interest rates. Yields on U.S. government securities tend to be lower than those of corporate securities of comparable maturities.
In addition to investing directly in U.S. government securities and foreign government securities, a Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of U.S. government securities and foreign government securities. Certificates of accrual and similar instruments may be more volatile than other government securities.
Mortgage-backed securities
The Fund may invest in mortgage-backed securities which represent participation interests in pools of adjustable and fixed rate mortgage loans which are guaranteed by agencies or instrumentalities of the U.S. government. Unlike conventional debt obligations, mortgage-backed securities provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. The mortgage loans underlying mortgage-backed securities are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest and prepayment scenarios, the Fund may fail to recover the full amount of its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee. Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-backed securities are less effective than conventional bonds in “locking in” a specified interest rate. In a rising interest rate environment, a declining prepayment rate may extend the average life of many mortgage-backed securities. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. Government sponsored entities such as the FHLMC, FNMA and FHLB, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government.
The Fund’s investments in mortgage-backed securities may include conventional mortgage pass through securities and certain classes of multiple class collateralized mortgage obligations (“CMOs”). In order to reduce the risk of prepayment for investors, CMOs are issued in multiple classes, each having different maturities, interest rates, payment schedules and allocations of principal and interest on the underlying mortgages. Senior CMO classes will typically have priority over residual CMO classes as to the receipt of principal and/or interest payments on the underlying mortgages. The CMO classes in which the Fund may invest include but are not limited to sequential and parallel pay CMOs, including planned amortization class (“PAC”) and target amortization class (“TAC”) securities.
Different types of mortgage-backed securities are subject to different combinations of prepayment, extension, interest rate and/or other market risks. Conventional mortgage pass through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. PACs, TACs and other senior classes of sequential and parallel pay CMOs involve less exposure to prepayment, extension and interest rate risk than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or “collars.”
Illiquid securities
The Fund may invest up to 20% of its total assets in illiquid securities (i.e., securities that are not readily marketable). For this purpose, “illiquid securities” may include certain securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act. If the Board of Trustees (the “Board”) determines, based upon a continuing review of the trading markets for specific Section 4(2) commercial paper or Rule 144A securities, that these instruments are liquid, they will not be subject to the 20% limit on illiquid investments. The Board has adopted guidelines and delegated to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Board will, however, retain sufficient oversight and be ultimately responsible for these determinations. The Board will carefully monitor the Fund’s investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.
Repurchase agreements maturing in more than seven days are considered illiquid, unless an agreement can be terminated after a notice period of seven days or less.
As long as the SEC maintains the position that most swap contracts, caps, floors, and collars are illiquid, the Fund will continue to designate these instruments as illiquid for purposes of its 20% illiquid limitation unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Board.
Equity securities
The Fund may invest up to 20% of its assets in preferred securities and common stocks. The Fund may purchase preferred securities and may acquire common stock through the exercise of conversion or exchange rights acquired in connection with other securities owned by the Fund. The Fund normally will invest in such securities when the Subadviser believes that they will provide a sufficiently high yield to attain the Fund’s investment objectives. The Fund also may purchase income producing securities which are convertible into or come with rights to purchase preferred securities and common stocks.
Fixed rate preferred securities have fixed dividend rates. They can be perpetual, with no mandatory redemption date, or issued with a fixed mandatory redemption date. Certain issues of preferred securities are convertible into other equity securities. Perpetual preferred securities provide a fixed dividend throughout the life of the issue, with no mandatory retirement provisions, but may be callable. Sinking fund preferred securities provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired as of a future date. The value of fixed rate preferred securities can be expected to vary inversely with interest rates.

Adjustable rate preferred securities have a variable dividend rate which is determined periodically, typically quarterly, according to a formula based on a specified premium or discount to the yield on particular U.S. Treasury securities, typically the highest base-rate yield of one of three U.S. Treasury securities: the 90-day Treasury bill; the 10-year Treasury note; and either the 20-year or 30-year Treasury bond or other index. The premium or discount to be added to or subtracted from this base-rate yield is fixed at the time of issuance and cannot be changed without the approval of the holders of the adjustable rate preferred securities. Some adjustable rate preferred securities have a maximum and a minimum rate and in some cases are convertible into common stock.
Auction rate preferred securities pay dividends that adjust based upon periodic auctions. Such preferred securities are similar to short-term corporate money market instruments in that an auction rate preferred stockholder has the opportunity to sell the preferred securities at its liquidation value in an auction, normally conducted at least every 49 days, through which buyers set the dividend rate in a bidding process for the next period. The dividend rate set in the auction depends upon market conditions and the credit quality of the particular issuer. Typically, the auction rate preferred securities’ dividend rate is limited to a specified maximum percentage of an external commercial paper index as of the auction date. Further, the terms of auction rate preferred securities generally provide that they are redeemable by the issuer at certain times or under certain conditions.
Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the corporation without preference over any other shareholder or class of shareholders, including holders of such entity’s preferred securities and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. In selecting common stocks for investment, the Fund expects generally to focus more on the security’s dividend paying capacity than on its potential for capital appreciation.
Non-U.S. securities
While the Fund primarily invests in the securities of U.S. issuers, the Fund may invest in securities of corporate and governmental issuers located outside the U.S., including emerging market issuers. The Fund may invest up to 30% of its total assets in securities that are denominated in foreign currencies.
Sovereign debt obligations
The Fund may invest in sovereign debt obligations, which involve special risks that are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s NAV, to the extent it invests in such securities, may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.
Money market instruments
Money market instruments include short-term U.S. government securities, U.S. dollar-denominated, high quality commercial paper (unsecured promissory notes issued by corporations to finance their short-term credit needs), certificates of deposit, bankers’ acceptances and repurchase agreements relating to any of the foregoing. U.S. government securities include Treasury notes, bonds and bills, which are direct obligations of the U.S. government backed by the full faith and credit of the U.S., and securities issued by agencies and instrumentalities of the U.S. government, which may be guaranteed by the U.S. Treasury, may be supported by the issuer’s right to borrow from the U.S. Treasury or may be backed only by the credit of the U.S. federal agency or instrumentality itself.
Hedging and interest rate transactions
The Fund may, but is not required to, use various hedging and interest rate transactions described below to mitigate risks or facilitate portfolio management. Such transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Although the Subadviser seeks to use these practices to further the Fund’s investment objectives, no assurance can be given that these practices will achieve this result.
The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income, interest rate and equity indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as “Strategic Transactions.” The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund’s portfolio, protect the value of the Fund’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, including the effective yield paid on any preferred shares issued by the Fund, manage the effective maturity or duration of the Fund’s portfolio or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund does not engage in these transactions for speculative purposes.
Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to use successfully Strategic Transactions depends on the Subadviser’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in a loss greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.
A more complete discussion of Strategic Transactions and their risks is contained in the SAI.
TEMPORARY DEFENSIVE STRATEGIES
There may be times when, in the Subadviser’s judgment, conditions in the securities market would make pursuit of the Fund’s investment strategy inconsistent with achievement of the Fund’s investment objectives. At such times, the Subadviser may employ alternative strategies primarily to seek to reduce fluctuations in the value of the Fund’s assets. In implementing these temporary defensive strategies, depending on the circumstances, the Fund may invest an unlimited portion of its portfolio in short-term money market instruments, securities with remaining maturities of less than one year, cash or cash equivalents. It is impossible to predict when, or for how long, the Fund may use these alternative strategies.
ADDITIONAL PORTFOLIO INVESTMENTS
Structured securities
The Fund may invest in structured securities including notes, bonds or debentures, the value of the principal of and/or interest on which is to be determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund’s investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities also may be more volatile, less liquid and more difficult to price accurately than less complex fixed-income investments.
When-Issued and Forward Commitment Securities
The Fund may purchase securities on a when-issued or forward commitment basis. “When-issued” refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.
When the Fund engages in a forward commitment or when-issued transaction, the Fund relies on the issuer or seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund’s losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.
On the date that the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund’s commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.
Repurchase agreements
The Fund may enter into repurchase agreements. In a repurchase agreement the Fund would buy a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the seller at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with “primary dealers” in U.S. government securities. When the Fund enters into a repurchase agreement, it receives collateral which is held in a segregated account by the Fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline.
Reverse repurchase agreements
The Fund may engage in reverse repurchase agreement transactions to the extent permitted under the 1940 Act, and related guidance of the SEC and its staff. Reverse repurchase agreements involve the sale of U.S. government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of “interest” which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund.
The Fund intends to use reverse repurchase agreements to obtain investment leverage either alone and/or in combination with other forms of investment leverage. The Fund also may use reverse repurchase agreement transactions for temporary or emergency purposes. In a reverse repurchase agreement transaction, the Fund temporarily transfers possession of a portfolio instrument to another party in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. The value of the portfolio securities transferred may substantially exceed the purchase price received by the Fund under the reverse repurchase agreement transaction and, during the life of the reverse repurchase agreement transaction, the Fund may be required to transfer additional securities if the market value of those securities initially transferred declines. In engaging in a reverse repurchase transaction, the Fund may transfer (“sell”) any of its portfolio securities to a broker-dealer, bank or another financial institution counterparty as determined by the Subadviser to be appropriate. In accordance with guidance from the SEC and its staff from time to time in effect, the Fund will earmark or segregate liquid assets equal to repayment obligations under the reverse repurchase agreements.
Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund also will continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. In addition, the Fund will not enter into reverse repurchase agreements, except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund’s total assets (including the amount borrowed) taken at market value immediately after giving effect to the reverse repurchase agreement. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under the procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.
Mortgage “dollar roll” transactions
The Fund may enter into mortgage “dollar roll” transactions with selected banks and broker-dealers pursuant to which the Fund sells mortgage-backed securities and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund will only enter into covered rolls. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund’s borrowings and other senior securities. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.
Asset-backed securities
The Fund may invest in asset-backed securities. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in these securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.
Brady bonds
The Fund may invest in Brady Bonds and other sovereign debt securities of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. Brady Bonds are debt securities described as part of a restructuring plan created by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund (the “IMF”). The Brady Plan facilitates the exchange of commercial bank debt for newly issued bonds (known as Brady Bonds). The World Bank and the IMF provide funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements the IMF debtor nations are required to implement domestic monetary and fiscal reforms. These reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country’s ability to service its external obligations and promote its economic growth and development. The Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.
REITs
The Fund may invest in common and preferred interests in real estate investment trusts (“REITs”). REITs primarily invest in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs also can realize capital gain by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The Fund will in some cases indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.
Other investment companies
The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objectives and policies and permissible under the 1940 Act. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees and other expenses with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize leverage, in which case an investment would subject the Fund to additional risks associated with leverage. See “Risk Factors—Leverage Risk.” The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.
OTHER INVESTMENT POLICIES
Borrowing
On August 15, 2012, the Fund entered into a credit facility agreement (“CFA”) pursuant to which it can borrow money up to the maximum extent permitted under the 1940 Act and provided it satisfies the collateral requirements set forth in the CFA. Interest charged is at the rate of three-month LIBOR plus 0.41%.
Under the terms of the CFA, the Fund can terminate the CFA at any time. Absent a default by the Fund or a cessation of lender’s services, the lender is generally required to provide the Fund with 270 days’ notice prior to terminating or amending the CFA. In addition, the CFA could be deemed in default and result in termination if certain covenants are not met (including, but not limited to, if the Fund fails to deliver timely required financial information to the lender or if certain net asset value or collateral requirements are not met). See “—Use of Leverage by the Fund.”
Prior to August 15, 2012, the Fund could borrow under another credit facility agreement up to $91 million. The Fund paid interest at the rate of one-month LIBOR plus 0.70% and a commitment fee of 0.60% on any unused amount. Under the terms of the previous credit facility agreement, the Fund was required to provide 30 days’ notice prior to terminating the agreement and, absent a default or a facility termination event, the lender was required to provide the Fund with 360 days’ notice prior to terminating or amending the agreement.
Portfolio turnover
The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Subadviser, investment considerations warrant such action. Short term trading may have the effect of increasing portfolio turnover rate. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund and may result in the realization of net short term capital gain. The portfolio turnover rate for the Fund for the fiscal years ended October 31, 2011 and October 31, 2010 was 45% and 71%, respectively. The success of short-term trading will depend upon the ability of the Subadviser to evaluate particular securities, to anticipate relevant market factors, including trends of interest rates and earnings and variations from such trends, to obtain relevant information, to evaluate it promptly, and to take advantage of its evaluations by completing transactions on a favorable basis. There can be no assurance that the Subadviser will be successful in that evaluation. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous U.S. federal tax rates. See “Investment Strategies” and “U.S. Federal Income Tax Matters.”
Lending of securities
The Fund may lend portfolio securities to brokers, dealers and financial institutions if the loan is collateralized by cash or U.S. government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower’s bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. The Fund may not lend portfolio securities having a total value exceeding 33 1/3% of its total assets.
Foreign currency transactions
The value of non-U.S. assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. The Fund may (but is not required to) engage in transactions to hedge against changes in foreign currencies, and will use such hedging techniques when the Adviser or the Subadviser deems appropriate. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.
Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used when a security denominated in a foreign currency is purchased or sold, or when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. A forward contract can then “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be.
Additionally, when the Adviser or the Subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved generally will not be possible. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be performed by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if the Adviser or the Subadviser determines that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts also may be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets. Income or gain earned on any of the Fund’s foreign currency transactions generally will be treated as fully taxable income (i.e., income other than tax-advantaged dividends).
Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There also is the risk of default by, or the bankruptcy of, the financial institution serving as counterparty.
USE OF LEVERAGE BY THE FUND
The Fund may use leverage to the extent permitted by the 1940 Act. The Fund currently utilizes leverage by borrowing pursuant the CFA as described above in “—Other Investment Policies—Borrowing.” In addition, the Fund may use leverage by borrowing from other financial institutions or through the issuance of preferred shares, reverse repurchase agreements or other leverage financing which, together with borrowings, may be in an amount equal to 33 1/3% of the Fund’s managed assets immediately after giving effect to the borrowing, issuance or transaction. The Fund also may borrow for temporary, emergency or other purposes as permitted under the 1940 Act. Any such indebtedness would be in addition to the combined effective leverage ratio of 33 1/3% of the Fund’s managed assets immediately after giving effect to the borrowing. The Fund’s leverage strategy may not be successful. By leveraging its investment portfolio, the Fund creates an opportunity for increased net income or capital appreciation. However, the use of leverage also involves risks, which can be significant. These risks include the possibility that the value of the assets acquired with such borrowing decreases although the Fund’s liability is fixed, greater volatility in the Fund’s NAV and the market price of the Fund’s Common Shares and higher expenses. Because the Adviser’s fee is based upon a percentage of the Fund’s managed assets, the Adviser’s fee will be higher if the Fund is leveraged and the Adviser will have an incentive to leverage the Fund. The Adviser intends only to leverage the Fund when it believes that the potential return on the additional investments acquired through the use of leverage is likely to exceed the costs incurred in connection with the offering.
At April 30, 2012, the Fund had loans outstanding under the Fund’s CFA of $87,700,000. At April 30, 2012, the Fund had borrowings under the CFA as follows:

Average Daily Loan Balance	Weighted Average Interest Rate%	Maximum Daily Loan Outstanding
$87,700,000	1.00%	$87,700,000

The Fund’s borrowings under its credit facility at April 30, 2012 equaled approximately 33.65% of the Fund’s total assets (including the proceeds of such leverage). The Fund’s asset coverage ratio as of April 30, 2012 was 291.7%. See “—Other Investment Policies—Borrowing” for a brief description of the Fund’s CFA.
The Fund’s borrowings under its credit facility at August 29, 2012 equaled approximately 32.45% of the Fund’s total assets (including the proceeds of such leverage). Assuming the utilization of leverage in the amount of 32.45% of the Fund’s total assets and an annual interest rate of 0.83% payable on such leverage based on market rates as of August 29, 2012, the additional income that the Fund must earn (net of expenses) in order to cover such leverage is approximately $702,829. Actual costs of leverage may be higher or lower than that assumed in the previous example.
Following an offering of additional Common Shares from time to time, the Fund may increase the amount of leverage outstanding. The Fund may engage in additional borrowings in order to maintain the Fund’s desired leverage ratio. Leverage creates a greater risk of loss, as well as a potential for more gain, for the Common Shares than if leverage were not used. Interest on borrowings may be at a fixed or floating rate and generally will be based on short-term rates. The costs associated with the Fund’s use of leverage, including the issuance of such leverage and the payment of dividends or interest on such leverage, will be borne entirely by the Common Shareholders. As long as the rate of return, net of applicable Fund expenses, on the Fund’s investment portfolio investments purchased with leverage exceeds the costs associated with such leverage, the Fund will generate more return or income than will be needed to pay such costs. In this event, the excess will be available to pay higher dividends to Common Shareholders. Conversely, if the Fund’s return on such assets is less than the cost of leverage and other Fund expenses, the return to the Common Shareholders will diminish. To the extent that the Fund uses leverage, the NAV and market price of the Common Shares and the yield to Common Shareholders will be more volatile. The Fund’s leveraging strategy may not be successful. See “Risk Factors—Leverage Risk.”
The following table is designed to illustrate the effect on the return to a holder of the Fund’s Common Shares of leverage in the amount of approximately 32.45% of the Fund’s total assets, assuming hypothetical annual returns of the Fund’s investment portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to Common Shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical. Actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding Common Shares Total Return	(13.65)%	(7.03)%	(0.41)%	6.22%	12.84%
Risk Factors
Below are descriptions of the main factors that may play a role in shaping the Fund’s overall risk profile. The descriptions of are grouped by general risks and strategy risks. For further details about Fund risks, including additional risk factors that are not discussed in this Prospectus because they are not considered primary factors, see the Fund’s SAI.
General Risks
INVESTMENT AND MARKET RISK
An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which generally are traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

TAX RISK
To qualify for the special tax treatment available to regulated investment companies, the Fund must: (i) derive at least 90% of its annual gross income from certain kinds of investment income; (ii) meet certain asset diversification requirements at the end of each quarter, and (iii) distribute in each taxable year at least 90% of its net investment income (including net interest income and net short term capital gain). If the Fund failed to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders. All distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to the shareholders as ordinary income. In addition, in order to requalify for taxation as a regulated investment company, the Fund might be required to recognize unrealized gain, pay substantial taxes and interest, and make certain distributions. See “U.S. Federal Income Tax Matters.”
The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time due to the nature of the Fund’s investments. The ultimate tax characterization of the Fund’s distributions in a calendar year may not finally be determined until after the end of that calendar year. The Fund may make distributions during a calendar year that exceed the Fund’s net investment income and net realized capital gain for that year. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gain generally would be treated as a return of capital up to the amount of the Common Shareholder’s tax basis in his or her Common Shares, with any amounts exceeding such basis treated as gain from the sale of his or her Common Shares. See “U.S. Federal Income Tax Matters.”
No assurance can be given as to what percentage of the distributions paid on Common Shares, if any, will consist of long-term capital gain or what the tax rates on various types of income will be in future years. See “U.S. Federal Income Tax Matters.”
DISTRIBUTION RISK
There can be no assurance that quarterly distributions paid by the Fund to shareholders will be maintained at current levels or increase over time. The quarterly distributions shareholders receive from the Fund are derived from the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized gain on equity securities investments. If stock market volatility and/or stock prices decline, the premiums available from writing call options and writing put options on individual stocks likely will decrease as well. Payments to purchase put options and to close written call and put options will reduce amounts available for distribution. Net realized gain on the Fund’s stock investments will be determined primarily by the direction and movement of the stock market and the equity securities held. The Fund’s cash available for distribution may vary widely over the short- and long-term. If, for any calendar year, the total distributions made exceed the Fund’s net investment taxable income and net capital gain, the excess generally will be treated as a return of capital to each Common Shareholder (up to the amount of the Common Shareholder’s basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares. The amount treated as a return of capital reduces the Common Shareholder’s adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her Common Shares. Distributions in any year may include a substantial return of capital component. Dividends on common stocks are not fixed but are declared at the discretion of the issuer’s board of directors.
PORTFOLIO TURNOVER RISK
The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Subadviser, investment considerations warrant such action. Higher rates of portfolio turnover likely would result in higher brokerage commissions and may generate short-term capital gain taxable as ordinary income, which may have a negative impact on the Fund’s performance over time. The portfolio turnover rate of the Fund may vary from year to year, as well as within a year.

DEFENSIVE POSITIONS RISK
During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its total assets in short-term money market instruments, securities with remaining maturities of less than one year, cash or cash equivalents. The Fund will not be pursuing its investment objectives in these circumstances and could miss favorable market developments.
INTEREST RATE RISK
Interest rate risk is the risk that fixed-income securities such as debt securities and preferred securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund’s investments in debt securities and preferred securities means that the NAV and market price of the Common Shares will tend to decline if market interest rates rise. Given the historically low level of interest rates in recent years and the likelihood that interest rates will increase when the national economy strengthens, the risk of the potentially negative impact of rising interest rates on the value of the Fund’s portfolio may be significant. In addition, the longer the average maturity of the Fund’s portfolio of debt securities, the greater the potential impact of rising interest rates on the value of the Fund’s portfolio and the less flexibility the Fund may have to respond to the decreasing spread between the yield on its portfolio securities.
During periods of declining interest rates, an issuer may exercise its option to prepay principal of debt securities or to redeem preferred securities earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk.
INFLATION RISK
Inflation risk is the risk that the purchasing power of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of Common Shares and distributions thereon can decline.
LEVERAGE RISK
The Fund is authorized to utilize leverage through borrowings and/or the issuance of preferred shares, including the issuance of debt securities. The Fund currently utilizes leverage through borrowings under a credit facility agreement. The Fund reserves the flexibility to utilize leverage by borrowing from other financial institutions or through the issuance of preferred shares. There can be no assurance that such a leveraging strategy will be successful during any period in which it is employed.
The Fund utilizes a CFA to increase its assets available for investment. When the Fund leverages its assets, Common Shareholders bear the fees associated with the credit facility and have the potential to benefit or be disadvantaged from the use of leverage. In addition, the fee paid to the Adviser is calculated on the basis of the Fund’s average daily managed assets, including proceeds from borrowings and/or the issuance of preferred shares, so the fee will be higher when leverage is utilized, which may create an incentive for the Adviser to employ financial leverage. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund’s assets. Leverage creates risks that may adversely affect the return for the Common Shareholders, including:
•	the likelihood of greater volatility of NAV and market price of Common Shares;

•	fluctuations in the interest rate paid for the use of the credit facility;

•	increased operating costs, which may reduce the Fund’s total return;

•	the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed; and

•	the Fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the returns derived from securities purchased with proceeds received from leverage exceeds the cost of leverage, the Fund’s distributions may be greater than if leverage had not been used. Conversely, if the returns from the securities purchased with such proceeds are not sufficient to cover the cost of leverage, the amount available for distribution to Common Shareholders will be less than if leverage had not been used. In the latter case, the Adviser, in its best judgment, may nevertheless determine to maintain the Fund’s leveraged position if it deems such action to be appropriate. The costs of a borrowing program and/or an offering of preferred shares would be borne by Common Shareholders and consequently would result in a reduction of the NAV of Common Shares.
In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the risk that the CFA is terminated due to an event of default. A default could occur, for example, if the Fund fails to satisfy certain covenants set forth in the CFA. These covenants include, but are not limited to, certain minimum net asset value and collateral requirements, as well as a requirement to provide timely certain financial information to the lender. If the CFA is terminated in such circumstances, the Fund would be subject to additional risk that it would be unable to timely, or at all, obtain replacement financing. Were this to happen, the Fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.
MARKET DISCOUNT RISK
The Fund’s Common Shares will be offered only when Common Shares of the Fund are trading at a price equal to or above the Fund’s NAV per Common Share plus the per Common Share amount of commissions. As with any security, the market value of the Common Shares may increase or decrease from the amount initially paid for the Common Shares. The Fund’s Common Shares have traded at both a premium and at a discount to NAV. The shares of closed-end management investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Investors bear a risk of loss to the extent that the price at which they sell their shares is lower in relation to the Fund’s NAV than at the time of purchase, assuming a stable NAV.
SECONDARY MARKET FOR THE COMMON SHARES
The issuance of new Common Shares may have an adverse effect on the secondary market for the Common Shares. When the Common Shares are trading at a premium, the Fund may issue Common Shares of the Fund that are sold through transactions effected on the NYSE. The increase in the amount of the Fund’s outstanding Common Shares resulting from the offering of new Common Shares may put downward pressure on the market price for the Common Shares of the Fund. Common Shares will not be issued at any time when Common Shares are trading at a price lower than a price equal to the Fund’s NAV per Common Share plus the per Common Share amount of commissions.
The Fund also issues Common Shares of the Fund through its dividend reinvestment plan. Common Shares may be issued under the plan at a discount to the market price for such Common Shares, which may put downward pressure on the market price for Common Shares of the Fund.
The voting power of current Common Shareholders will be diluted to the extent that such shareholders do not purchase shares in any future Common Share offerings or do not purchase sufficient shares to maintain their percentage interest. In addition, if the proceeds of such offering are unable to be invested as intended, the Fund’s per Common Share distribution may decrease (or may consist of return of capital) and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned.
MANAGEMENT RISK
The Fund is subject to management risk because it relies on the Subadviser’s ability to pursue the Fund’s investment objectives. The Subadviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that it will produce the desired results. The Subadviser’s securities selections and other investment decisions might produce a loss or cause the Fund to underperform when compared to other funds with similar investment goals. If one or more key individuals leave the employ of the Subadviser, then the

Subadviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objectives.
MARKET DISRUPTION RISK
Instability in the Middle East, the wars in Afghanistan, Iraq and Libya, geopolitical tensions elsewhere and terrorist attacks in the U.S. and around the world have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the U.S. and worldwide. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the economy or the securities markets.
NATURAL DISASTERS AND ADVERSE WEATHER CONDITIONS
Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions also may have a particularly significant negative affect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.
RECENT EVENTS RISK
The debt and equity capital markets in the U.S. have been negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the resulting U.S. federal government actions have led to a decline in general economic conditions, which have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These events have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for issuers of debt securities to obtain financings or refinancings for their investment or lending activities or operations. There is a risk that such issuers will be unable to successfully complete such financings or refinancings. In particular, because of the current conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.
These events may increase the volatility of the value of securities owned by the Fund and/or result in sudden and significant valuation increases or declines in its portfolio. These events also may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. A significant decline in the value of the Fund’s portfolio likely would result in a significant decline in the value of your investment in the Fund. Prolonged continuation or further deterioration of current market conditions could adversely impact the Fund’s portfolio.
CHANGES IN U.S. LAW
Changes in the state and U.S. federal laws applicable to the Fund, including changes to state and U.S. federal tax laws, or applicable to the Adviser, the Subadviser and other securities or instruments in which the Fund may invest, may negatively affect the Fund’s returns to Common Shareholders. The Fund may need to modify its investment strategy in the future in order to satisfy new regulatory requirements or to compete in a changed business environment.
ANTI-TAKEOVER PROVISIONS
The Declaration of Trust includes provisions that could limit the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board. These provisions may deprive shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See “Certain Provisions in the Declaration of Trust and By-Laws—Anti-takeover provisions.”

Strategy Risks
ISSUER RISK
An issuer of a security purchased by the Fund may perform poorly and, therefore, the value of its stocks and bonds may decline and the issuer may default on its obligations. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.
CREDIT AND COUNTERPARTY RISK
The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing the Fund’s share price and income level.
CORPORATE DEBT SECURITIES RISK
Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and also may be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.
U.S. GOVERNMENT SECURITIES RISK
No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the U.S. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and therefore may be regarded as illiquid.
FIXED-INCOME SECURITIES RISK
Fixed-income securities are generally subject to two principal types of risks: (i) interest-rate risk and (ii) credit quality risk.
Interest-rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk.
Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after the Fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the Fund’s investments. Funds that may invest in lower-rated fixed-income securities, commonly referred to as “junk” securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest rating category and lower-rated fixed-income securities is set forth below.
Investment-grade Fixed-income Securities in the Lowest Rating Category Risk. Investment-grade fixed-income securities in the lowest rating category (rated “Baa” by Moody’s or “BBB” by S&P and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.
Prepayment of Principal. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment risk can offer less potential for gain when the credit quality of the issuer improves.
LOWER-RATED FIXED-INCOME SECURITIES RISK AND HIGH-YIELD SECURITIES RISK
Lower-rated fixed-income securities are defined as securities rated below investment grade (rated “Ba” and below by Moody’s, and “BB” and below by S&P) (also called “junk bonds”). The general risks of investing in these securities are as follows:
•	Risk to principal and income. Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

•	Price volatility. The price of lower-rated fixed-income securities may be more volatile than securities in the higher-rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher-rated fixed-income securities by the market’s perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or increases in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.

•	Liquidity. The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

•	Dependence on Subadviser’s own credit analysis. While the Subadviser may rely on ratings by established credit-rating agencies, it also will supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the Subadviser’s evaluation than the assessment of the credit risk of higher-rated securities.
Additional Risks Regarding Lower-rated Corporate Fixed-income Securities. Lower-rated corporate fixed-income securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower-rated corporate fixed-income securities also may be highly leveraged, increasing the risk that principal and income will not be repaid.
Additional Risks Regarding Lower-rated Foreign Government Fixed-income Securities. Lower-rated non-U.S. government fixed-income securities are subject to the risks of investing in foreign countries described under “—Non-U.S. Investment Risk.” In addition, the ability and willingness of a non-U.S. government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging-market countries may experience high inflation, interest rates and unemployment, as well as exchange-rate trade difficulties and political uncertainty or instability. These factors increase the risk that a non-U.S. government will not make payments when due.

MORTGAGE-BACKED AND ASSET BACKED SECURITIES RISK
Mortgage-backed Securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, which are guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments, and not to the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the Fund and not the purchase of shares of the Fund.
Mortgage-backed securities are issued by lenders, such as mortgage bankers, commercial banks and savings and loan associations. Such securities differ from conventional debt securities, which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a “pass-through” of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall.
When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the Fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed-income securities when interest rates fall.
When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.
The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property, or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if the Fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment, which may result in a loss to the Fund.
Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates, prepayments are likely to decline. Monthly interest payments received by the Fund have a compounding effect, which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much, due to their prepayment feature.
Collateralized Mortgage Obligations. The Fund may invest in mortgage-backed securities called collateralized mortgage obligations (“CMOs”). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the Fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.
Asset-backed Securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

EQUITY SECURITIES RISK
Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of the Fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition, and overall market and economic conditions. The value of equity securities purchased by the Fund could decline if the financial condition of the companies in which the Fund is invested declines, or if overall market and economic conditions deteriorate. Even a fund that invests in high-quality or “blue chip” equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations also may have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.
The Fund may maintain substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.
Preferred and Convertible Securities Risk. Unlike interest on debt securities, preferred securities dividends are payable only if declared by the issuer’s board. Also, preferred securities may be subject to optional or mandatory redemption provisions. The value of convertible preferred securities can depend heavily upon the value of the security into which such convertible preferred securities is converted, depending on whether the market price of the underlying security exceeds the conversion price.
LIQUIDITY RISK
The Fund is exposed to liquidity risk when trading volume, lack of a market maker or legal restrictions impair the Fund’s ability to sell particular securities or close derivative positions at an advantageous market price. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds that invest in emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.
NON-U.S. INVESTMENT RISK
Funds that invest in securities traded principally in securities markets outside the U.S. are subject to additional and more varied risks, as the value of non-U.S. securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of non-U.S. securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There generally are higher commission rates on non-U.S. portfolio transactions, transfer taxes, higher custodial costs and the possibility that non-U.S. taxes will be charged on dividends and interest payable on non-U.S. securities, some or all of which may not be reclaimable. Also, for lesser-developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency or assets from a country), political changes or diplomatic developments could adversely affect the Fund’s investments. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in a non-U.S. security. All funds that invest in non-U.S. securities are subject to these risks. Some of the non-U.S. investment risks also are applicable to funds that invest a material portion of their assets in securities of non-U.S. issuers traded in the U.S.
Currency Risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s investments. Currency risk includes both the risk that currencies in which the Fund’s investments are traded, or currencies in which the Fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates and intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) also may involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase the Fund’s portfolio loss and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.
SOVEREIGN DEBT OBLIGATIONS RISK
An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt), whether denominated in U.S. dollars for a foreign currency, involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors also may be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.
BRADY BONDS RISK
Brady Bonds may involve a high degree of risk, may be in default or present the risk of default. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations’ reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors. Although Brady Bonds may be collateralized by U.S. government securities, repayment of principal and interest is not guaranteed by the U.S. government.
REVERSE REPURCHASE AGREEMENT RISK
Reverse repurchase agreement transactions involve the risk that the market value of the securities that the Fund is obligated to repurchase under such agreements may decline below the repurchase price. Any fluctuations in the market value of either the securities transferred to the other party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets, thereby potentially increasing fluctuations in the market value of the Fund’s assets. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds received under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

HEDGING, DERIVATIVES AND OTHER STRATEGIC TRANSACTIONS RISK
The ability of the Fund to utilize hedging, derivatives and other strategic transactions successfully will depend in part on the Subadviser’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk and other risk factors, none of which can be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select the Fund’s securities. Even if the Subadviser only uses hedging and other strategic transactions in the Fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful, it could result in a significant loss to the Fund. The amount of loss could be more than the principal amount invested. These transactions also may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed the Fund’s initial investment in such contracts. In addition, these transactions could result in a loss to the Fund if the counterparty to the transaction does not perform as promised.
The Fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates or indexes. Examples of derivative instruments include options, futures contracts, options on futures contracts, foreign currency forward contracts and swap agreements (including, but not limited to, interest-rate swaps, credit default swaps and swaps on exchange-traded funds). Examples of derivative instruments include currency forwards, currency futures, credit default swaps and options. Examples of derivative instruments include options, futures, currency forwards and market access products including zero strike options and zero strike warrants. Examples of derivative instruments include currency forwards and currency options. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes. The Fund may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of the Fund to various securities, markets and currencies without the Fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Fund uses derivatives for leverage, investments in the Fund will tend to be more volatile, resulting in larger gain or loss in response to market changes. To limit leverage risk, the Fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the Fund may utilize, refer to the SAI.
The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivative instruments exposes the Fund to the risk that the counterparty to an over-the-counter (“OTC”) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the Fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, the Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund when the Fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. While the Subadviser intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent the Fund contracts with a limited number of counterparties, the Fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives also are subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. The Fund also is subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, the Subadviser may determine not to use derivatives to hedge or otherwise reduce risk exposure. A detailed discussion of various hedging and other strategic transactions appears in the SAI. To the extent the Fund utilizes hedging and other strategic transactions, it will be subject to the same risks. The following is a list of certain derivatives and other strategic transactions in which the Fund may invest and the main risks associated with each of them:
•	Credit default swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

•	Currency options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options.

•	Foreign currency forward contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

•	Foreign currency swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency swaps.

•	Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

•	Interest-rate swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

•	Options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

•	Swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, settlement risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving swaps, including credit default swaps and total return swaps.
Given the risks described above, an investment in Common Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.
Management of the Fund
TRUSTEES
The overall management of the Fund, including supervision of the duties performed by the Adviser and the Subadviser, is the responsibility of the Board, under the laws of The Commonwealth of Massachusetts and the 1940 Act. The Trustees are responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Fund’s Adviser and Subadviser. The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under “Those Responsible for Management” in the SAI.

A discussion regarding the basis for the Trustees’ approval of the Advisory Agreement and the Subadvisory Agreements (each, as defined below) is available in the Fund’s October 31, 2011 annual shareholder report.
THE ADVISER
The Adviser is a Delaware limited liability company whose principal offices are located at 601 Congress Street, Boston, Massachusetts 02210 and serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).
Founded in 1968, the Adviser is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.), a subsidiary of Manulife Financial Corporation (“Manulife Financial” or the “Company”). Manulife Financial is the holding company of The Manufacturers Life Insurance Company (the “Life Company”) and its subsidiaries. John Hancock Life Insurance Company (U.S.A.) and its subsidiaries (“John Hancock”) today offer a broad range of financial products and services, including whole, term, variable, and universal life insurance, as well as college savings products, mutual funds, fixed and variable annuities, long-term care insurance and various forms of business insurance.
The Adviser’s parent company has been helping individuals and institutions work toward their financial goals since 1862. The Adviser offers investment solutions managed by institutional money managers, taking a disciplined team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals. The Adviser has been managing closed-end funds since 1971. As of June 30, 2012, the Adviser had total assets under management of approximately $20.7 billion.
Established in 1887, Manulife Financial is a Canada-based financial services group with principal operations in Asia, Canada and the U.S. Its international network of employees, agents and distribution partners offers financial protection and wealth management products and services to millions of clients. It also provides asset management services to institutional customers. Funds under management by Manulife Financial and its subsidiaries were C$512 billion (US$512 billion) as of March 31, 2012. The Company operates as Manulife Financial in Canada and Asia and primarily as John Hancock in the U.S.
Advisory Agreement. The Fund entered into an investment management contract dated July 1, 2009 (the “Advisory Agreement”) with the Adviser. As compensation for its advisory services under the Advisory Agreement, the Adviser receives a fee from the Fund, calculated and paid daily, at an annual rate of the Fund’s average daily managed assets. “Managed assets” means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than liabilities representing financial leverage). The liquidation preference of any preferred shares is not a liability.
Pursuant to the Advisory Agreement and subject to the general supervision of the Trustees, the Adviser selects, contracts with, and compensates the Subadviser to manage the investments and determine the composition of the assets of the Fund. The Adviser does not itself manage any of the Fund’s portfolio assets but has ultimate responsibility to oversee the Subadviser and recommend their hiring, termination and replacement. In this connection, the Adviser monitors the Subadviser’s management of the Fund’s investment operations in accordance with the investment objectives and related investment policies of the Fund, reviews the performance of the Subadviser and reports periodically on such performance to the Board.
Service Agreement. The Fund entered into a management-related service contract dated July 1, 2009 (the “Service Agreement”) with JHA, under which the Fund receives Non-Advisory Services. These “Non-Advisory Services” include, but are not limited to, legal, tax, accounting, valuation, financial reporting and performance, compliance, service provider oversight, portfolio and cash management, project management office, EDGAR conversion and filing, graphic design, and other services that are not investment advisory in nature. JHA is reimbursed for its costs in providing Non-Advisory Services to the Fund under the Service Agreement.

THE SUBADVISER
Subadvisory Agreement. The Adviser entered into a Subadvisory Agreement dated December 31, 2005 with the Subadviser (the “Subadvisory Agreement”). The Subadviser is responsible for the day-to-day management of the Fund’s portfolio investments. The Subadviser, organized in 1968, is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (a subsidiary of Manulife Financial, a publicly held, Canadian-based company). As of June 30, 2012, the Subadviser had total assets under management of approximately $132.7 billion. The Subadviser is located at 101 Huntington Avenue, Boston, Massachusetts 02199.
Under the terms of the Subadvisory Agreement, the Subadviser is responsible for managing the investment and reinvestment of the assets of the Fund, subject to the supervision and control of the Board and the Adviser. For services rendered by the Subadviser under the Subadvisory Agreement, the Adviser (and not the Fund) pays the Subadviser a fee.
PORTFOLIO MANAGERS
Below is a list of the Fund’s investment management team at the Subadviser, listed in alphabetical order, which includes a brief summary of their business careers during the past five years. These managers share portfolio management responsibilities. For more details about these individuals, including information about their compensation, other accounts they manage and any investments they may have in the Fund, see the SAI.
Barry H. Evans, CFA
President, Chief Fixed Income Officer and Chief Operating Officer, John Hancock Asset Management since 2005
Senior Vice President, Chief Fixed Income Officer and Chief Operating Officer, John Hancock Advisers LLC (1986—2005)
Began business career in 1986
Joined Fund team in 2002
Jeffrey N. Given, CFA
Vice President, John Hancock Asset Management since 2005
Second Vice President, John Hancock Advisers LLC (1993—2005)
Began business career in 1993
Joined Fund team in 1999
John F. Iles
Vice President, John Hancock Asset Management since 2005
Vice President, John Hancock Advisers LLC (1999—2005)
Began business career in 1984
Joined Fund team in 2005
CUSTODIAN AND TRANSFER AGENT
The Fund’s portfolio securities are held pursuant to a custodian agreement between the Fund and State Street Bank and Trust Company (“State Street”), Lafayette Corporate Center, Two Avenue de Lafayette, Boston, Massachusetts 02111. Under the custodian agreement, State Street performs custody, foreign custody manager and fund accounting services.
Computershare Shareowner Services LLC, 480 Washington Boulevard, Jersey City, New Jersey, 07310-1900, is the transfer agent and dividend disbursing agent of the Fund.

Determination of Net Asset Value
The NAV of the Common Shares is determined once daily as of the close of regular trading of the NYSE (typically 4:00 P.M., Eastern Time) on each business day that the NYSE is open. On holidays or other days when the NYSE is closed, the NAV is not calculated.
The NAV is computed by dividing the total assets, minus liabilities by the number of Fund shares outstanding.
Distribution Policy
The Fund makes regular quarterly distributions to Common Shareholders sourced from the Fund’s cash available for distribution. “Cash available for distribution” consists of the Fund’s (i) investment company taxable income, which includes among other things, dividend and ordinary income after payment of Fund expenses, the excess of net short-term capital gain over net long-term capital loss, and income from certain hedging and interest rate transactions and (ii) net long-term capital gain (gain from the sale of capital assets held longer than one year). The Board may modify this distribution policy at any time without obtaining the approval of Common Shareholders.
Expenses of the Fund are accrued each day. To the extent that the Fund’s net investment income for any year exceeds the total quarterly distributions paid during the year, the Fund may make a special distribution at or near year-end of such excess amount as may be required. If it does, over time, all of the Fund’s investment company taxable income will be distributed.
If, for any calendar year, as discussed above, the total distributions made exceed the Fund’s net investment taxable income and net capital gain, the excess generally will be treated as a return of capital to each Common Shareholder (up to the amount of the Common Shareholder’s basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares. The amount treated as a return of capital reduces the Common Shareholder’s adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her Common Shares. Distributions in any year may include a substantial return of capital component.
Pursuant to the requirements of the 1940 Act, in the event the Fund makes distributions from sources other than income, a notice will accompany each quarterly distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the quarterly dividend which, in the Fund’s good faith judgment, constitutes long-term capital gain, short-term capital gain, net investment income or a return of capital. The actual character of such dividend distributions for U.S. federal income tax purposes, however, will only be determined finally by the Fund at the close of its fiscal year, based on the Fund’s full year performance and its actual net investment company taxable income and net capital gain for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the characterization in the quarterly estimates.
At least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gain and pay U.S. federal income tax on the retained gain. As provided under U.S. federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained gain in their income for the year as a long-term capital gain, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund. The Fund may treat the cash value of tax credit and refund amounts in connection with retained capital gain as a substitute for equivalent cash distributions.
The tax treatment and characterization of the Fund’s distributions may vary substantially from time to time because of the varied nature of the Fund’s investments. If the Fund’s total quarterly distributions in any year exceed the amount of its net investment taxable income for the year, any such excess would be characterized as a return of capital for U.S. federal income tax purposes to the extent not designated as a capital gain dividend. Distributions in any year may include a substantial return of capital component. Under the 1940 Act, for any distribution that includes amounts from sources other than net income (calculated on a book basis), the Fund is required to provide Common Shareholders a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts. A return of capital is a distribution to

Common Shareholders that is not attributable to the Fund’s earnings but, represents a return of part of the Common Shareholder’s investment. If the Fund’s distributions exceed the Fund’s current and accumulated earnings and profits, such excess will be treated first as a return of capital to the extent of the shareholder’s tax basis in Common Shares (thus reducing a shareholder’s adjusted tax basis in his or her Common Shares), and thereafter as capital gain assuming Common Shares are held as a capital asset. Upon the sale of Common Shares, a shareholder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted tax basis in Common Shares sold. For example, in year one, a Common Shareholder purchased 100 shares of the Fund at $10 per Share. In year two, the Common Shareholder received a $1-per-share return of capital distribution, which reduced the basis in each share by $1, to give the Common Shareholder an adjusted basis of $9 per share. In year three, the Common Shareholder sells the 100 shares for $15 per Share. Assuming no other transactions during this period, a Common Shareholder would have a capital gain in year three of $6 per share ($15 minus $9) for a total capital gain of $600.
The 1940 Act currently limits the number of times the Fund may distribute long-term capital gain in any tax year, which may increase the variability of the Fund’s distributions and result in certain distributions being comprised more heavily of long-term capital gain eligible for favorable income tax rates. In the future, the Adviser may seek Board approval to implement a managed distribution plan for the Fund. The managed distribution plan would be implemented pursuant to an exemptive order already granted by the SEC, which provides an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund to include long-term capital gain as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once or twice per year). If the Fund implements a managed distribution plan, it would do so without a vote of the Common Shareholders.
Distribution rates are based on projected quarterly cash available for distribution, which may result in fluctuations in quarterly rates. As a result, the distributions paid by the Fund for any particular quarter may be more or less than the amount of cash available for distribution from that quarterly period. In certain circumstances, the Fund may be required to sell a portion of its investment portfolio to fund distributions. Distributions will reduce the Common Shares’ NAV.
Common Shareholders may automatically reinvest some or all of their distributions in additional Common Shares under the Fund’s dividend reinvestment plan. See “Dividend Reinvestment Plan.”
Dividend Reinvestment Plan
Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), distributions of dividends and capital gain are automatically reinvested in Common Shares by Computershare Trust Company, N.A. (the “Plan Agent”). Every shareholder holding at least one full share of the Fund is automatically enrolled in the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash.
If the Fund declares a dividend or distribution payable either in cash or in Common Shares and the market price of shares on the payment date for the distribution or dividend equals or exceeds the Fund’s NAV per share, the Fund will issue Common Shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive Common Shares purchased by the Plan Agent on participants’ behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer Common Shares being acquired than if the Fund had issued new Common Shares.
There are no brokerage charges with respect to Common Shares issued directly by the Fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

The reinvestment of dividends and net capital gain distributions does not relieve participants of any income tax that may be payable on such dividends or distributions even though cash is not received by the participant.
Shareholders participating in the Plan may buy additional Common Shares of the Fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the Fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the Fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders also can sell Fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com and clicking “EquityAccess & More.” The Plan Agent will mail a check to you (less applicable brokerage trading fees) on settlement date, which is three business days after your shares have been sold. If you choose to sell your shares through your stockbroker, you will need to request that the Plan Agent electronically transfer your shares to your stockbroker through the Direct Registration System.
Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com and clicking “EquityAccess & More.” Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If you withdraw, your shares will be credited to your account; or, if you wish, the Plan Agent will sell your full and fractional shares and send you the proceeds, less a transaction fee of $5.00 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.
Shareholders who hold at least one full share of the Fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com and clicking “EquityAccess & More.” If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If you wish to participate in the Plan and your shares are held in the name of a brokerage firm, bank or other nominee, please contact your nominee to see if it will participate in the Plan for you. If you wish to participate in the Plan, but your brokerage firm, bank or other nominee is unable to participate on your behalf, you will need to request that your shares be re-registered in your own name, or you will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by you as representing the total amount registered in your name and held for your account by your nominee.
Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the Fund.
All correspondence or additional information about the Plan should be directed to Computershare Trust Company, N.A., (Telephone: 1-800-852-0218 (within the U.S. and Canada), 1-201-680-6578 (International Telephone Inquiries), and 1-201-680-6610 (For the Hearing Impaired (TDD)).
Closed-End Fund Structure
Closed-end funds differ from traditional, open-end management investment companies (which generally are referred to as “mutual funds”) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. Mutual funds do not trade on securities exchanges and issue securities redeemable at the option of the shareholder. The continuous outflows of assets in a mutual fund can make it difficult to manage the fund’s investments. Closed-end funds generally are able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities. The Fund’s Common Shares are designed primarily for long-term investors; you should not purchase Common Shares if you intend to sell them shortly after purchase.
Common shares of closed-end funds frequently trade at prices lower than their NAV. Since inception, the market price of the Common Shares has fluctuated and at times has traded below the Fund’s NAV and at times has traded above the Fund’s NAV. The Fund cannot predict whether in the future the Common Shares will trade at, above or below NAV. In addition to NAV, the market price of the Fund’s Common Shares may be affected by such factors as the Fund’s dividend stability, dividend levels, which are in turn affected by expenses, and market supply and demand.
In recognition of the possibility that Common Shares may trade at a discount from their NAV, and that any such discount may not be in the best interest of Common Shareholders, the Board, in consultation with the Adviser, from time to time may review possible actions to reduce any such discount. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in Common Shares trading at a price equal to or close to NAV per Common Share. In the event that the Fund conducts an offering of new Common Shares and such offering constitutes a “distribution” under Regulation M, the Fund and certain of its affiliates may be subject to an applicable restricted period that could limit the timing of any repurchases by the Fund.
U.S. Federal Income Tax Matters
The following discussion of U.S. federal income tax matters is based on the advice of K&L Gates LLP. The Fund has elected to be treated and to qualify each year as a regulated investment company (a “RIC”) under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its total assets and to distribute substantially all of its net income and net short-term capital gain (after reduction by net long-term capital loss and any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying U.S. federal income or excise tax thereon. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to U.S. federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.
At least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gain and pay U.S. federal income tax on the retained gain. As provided under U.S. federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained gain in their income for the year as long-term capital gain (regardless of holding period in Common Shares), and will be entitled to a tax credit or refund for the tax paid on their behalf by the Fund. Common Shareholders of record for the retained capital gain also will be entitled to increase their tax basis in their Common Shares by an amount equal to the deemed distribution less the tax credit. Distributions of the Fund’s net capital gain (“capital gain distributions”), if any, are taxable to Common Shareholders as long-term capital gain, regardless of their holding period in Common Shares. Distributions of the Fund’s net realized short-term capital gain will be taxable as ordinary income.
If, for any calendar year, the Fund’s total distributions exceed the Fund’s current and accumulated earnings and profits, the excess will be treated as a return of capital to each Common Shareholder (up to the amount of the Common Shareholder’s basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares (assuming Common Shares are held as a capital asset). The amount treated as a return of capital reduces the Common Shareholder’s adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale or other disposition of his or her Common Shares. See below for a summary of the current maximum tax rates applicable to long-term capital gain (including capital gain distributions).

To qualify as a RIC for income tax purposes, the Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gain from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gain from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership. A “qualified publicly traded partnership” is a publicly traded partnership that meets certain requirements with respect to the nature of its income. To qualify as a RIC, the Fund must also satisfy certain requirements with respect to the diversification of its assets. The Fund must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the assets of the Fund nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the Fund’s assets can be invested in securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers, which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships. If the Fund fails to meet the annual gross income test described above, the Fund will nevertheless be considered to have satisfied the test if (i) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Fund reports the failure pursuant to Treasury Regulations to be adopted, and (ii) the Fund pays an excise tax equal to the excess non-qualifying income. If the Fund fails to meet the asset diversification test described above with respect to any quarter, the Fund will nevertheless be considered to have satisfied the requirements for such quarter if the Fund cures such failure within 6 months and either (i) such failure is de minimis or (ii) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Fund reports the failure under Treasury Regulations to be adopted and pays an excise tax.
As a RIC, the Fund generally will not be subject to federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deductions for dividend paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for such taxable year. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income, net tax-exempt income and net capital gain. In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no U.S. federal income tax.
If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other non-corporate shareholders and (ii) for the dividends received deduction (“DRD”) in the case of corporate shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gain, pay substantial taxes and interest, and make certain distributions.
Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate DRD as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain loss or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions, and (ix) produce income that will not qualify as good income for purposes of the income requirement that applies to RICs. While it may not always be successful in doing so, the Fund will seek to avoid or minimize the adverse tax consequences of its investment practices.

The Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out not later than thirty days after the end of the taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.
Gain or loss from a short sale of property generally is considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gain on short sales generally are short-term capital gain. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In addition, entering into a short sale may result in suspension of the holding period of “substantially identical property” held by the Fund.
Gain or loss on a short sale generally will not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if the Fund holds a short sale position with respect to securities that have appreciated in value, and it then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to securities and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.
The Fund will inform Common Shareholders of the source and tax status of all distributions promptly after the close of each calendar year.
Selling Common Shareholders generally will recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the Common Shareholder’s adjusted tax basis in the Common Shares sold. If Common Shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gain recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gain recognized on the sale of capital assets held for one year or less (in 2012, 35%), or (ii) 15% for gain recognized on the sale of capital assets held for more than one year (as well as any capital gain distributions) (currently 0% for individuals in the 10% or 15% tax brackets). The maximum individual tax rate for long-term capital gain is scheduled to increase to 20% for taxable years beginning after December 31, 2012. Any loss on a disposition of Common Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to those Common Shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Common Shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other Common Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of Common Shares (whether through the reinvestment of distributions or otherwise). In that event, the basis of the replacement Common Shares will be adjusted to reflect the disallowed loss.
An investor should be aware that, if Common Shares are purchased shortly before the record date for any taxable distribution (including a capital gain distribution), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution that is likely to reduce the trading value of such Common Shares, in effect resulting in a taxable return of some of the purchase price.
Taxable distributions to certain individuals and certain other non-corporate Common Shareholders, including those who have not provided their correct taxpayer identification number and other required certifications, may be subject to “backup” U.S. federal income tax withholding at the fourth lowest rate of tax applicable to a single individual (in 2012, 28%, but scheduled to increase to 31% in 2013). Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.
An investor also should be aware that the benefits of the reduced tax rate applicable to long-term capital gain and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.
The Fund’s investments in non-U.S. securities may be subject to foreign withholding taxes on dividends, interest, or capital gain, which will decrease the Fund’s yield. Foreign withholding taxes may be reduced under income tax treaties between the U.S. and certain foreign jurisdictions.
Depending on the number of non-U.S. shareholders in the Fund, however, such reduced foreign withholding tax rates may not be available for investments in certain jurisdictions.
The foregoing briefly summarizes some of the important U.S. federal income tax consequences to Common Shareholders of investing in Common Shares, reflects the U.S. federal tax law as of the date of this Prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and non-U.S. investors. A more complete discussion of the tax rules applicable to the Fund and the Common Shareholders can be found in the SAI that is incorporated by reference into this Prospectus. Unless otherwise noted, this discussion assumes that an investor is a U.S. person and holds Common Shares as a capital asset. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. Investors should consult their tax advisors regarding other U.S. federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.
Plan of Distribution
The Fund may sell the Common Shares being offered under this Prospectus in any one or more of the following ways: (i) directly to purchasers; (ii) through agents; (iii) to or through underwriters; or (iv) through dealers. The Prospectus Supplement relating to the offering will identify any agents, underwriters or dealers involved in the offer or sale of Common Shares, and will set forth any applicable offering price, sales load, fee, commission or discount arrangement between the Fund and its agents or underwriters, or among its underwriters, or the basis upon which such amount may be calculated, net proceeds and use of proceeds, and the terms of any sale.
The Fund may distribute Common Shares from time to time in one or more transactions at: (i) a fixed price or prices, which may be changed; (ii) market prices prevailing at the time of sale; (iii) prices related to prevailing market prices; or (iv) negotiated prices; provided, however, that in each case the offering price per Common Share (less any underwriting commission or discount) must equal or exceed the NAV per Common Share.
The Fund from time to time may offer its Common Shares through or to certain broker-dealers, including UBS Securities LLC, that have entered into selected dealer agreements relating to at-the-market offerings.
The Fund may directly solicit offers to purchase Common Shares, or the Fund may designate agents to solicit such offers. The Fund will, in a Prospectus Supplement relating to such offering, name any agent that could be viewed as an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), and describe any commissions the Fund must pay. Any such agent will be acting on a best efforts basis for the period of its appointment or, if indicated in the applicable Prospectus Supplement or other offering materials, on a firm commitment basis. Agents, dealers and underwriters may be customers of, engage in transactions with, or perform services for the Fund in the ordinary course of business.
If any underwriters or agents are used in the sale of Common Shares in respect of which this Prospectus is delivered, the Fund will enter into an underwriting agreement or other agreement with them at the time of sale to them, and the

Fund will set forth in the Prospectus Supplement relating to such offering their names and the terms of the Fund’s agreement with them.
If a dealer is utilized in the sale of Common Shares in respect of which this Prospectus is delivered, the Fund will sell such Common Shares to the dealer, as principal. The dealer may then resell such Common Shares to the public at varying prices to be determined by such dealer at the time of resale.
The Fund may engage in at-the-market offerings to or through a market maker or into an existing trading market, on an exchange or otherwise, in accordance with Rule 415(a)(4) under the Securities Act. An at-the-market offering may be through an underwriter or underwriters acting as principal or agent for the Fund.
Agents, underwriters and dealers may be entitled under agreements which they may enter into with the Fund to indemnification by the Fund against certain civil liabilities, including liabilities under the Securities Act, and may be customers of, engage in transactions with or perform services for the Fund in the ordinary course of business.
In order to facilitate the offering of Common Shares, any underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of Common Shares or any other Common Shares the prices of which may be used to determine payments on the Common Shares. Specifically, any underwriters may over-allot in connection with the offering, creating a short position for their own accounts. In addition, to cover over-allotments or to stabilize the price of Common Shares or of any such other Common Shares, the underwriters may bid for, and purchase, Common Shares or any such other Common Shares in the open market. Finally, in any offering of Common Shares through a syndicate of underwriters, the underwriting syndicate may reclaim selling concessions allowed to an underwriter or a dealer for distributing Common Shares in the offering if the syndicate repurchases previously distributed Common Shares in transactions to cover syndicate short positions, in stabilization transactions or otherwise. Any of these activities may stabilize or maintain the market price of Common Shares above independent market levels. Any such underwriters are not required to engage in these activities and may end any of these activities at any time.
The Fund may enter into derivative transactions with third parties, or sell Common Shares not covered by this Prospectus to third parties in privately negotiated transactions. If the applicable Prospectus Supplement indicates, in connection with those derivatives, the third parties may sell Common Shares covered by this Prospectus and the applicable Prospectus Supplement or other offering materials, including in short sale transactions. If so, the third parties may use Common Shares pledged by the Fund or borrowed from the Fund or others to settle those sales or to close out any related open borrowings of securities, and may use Common Shares received from the Fund in settlement of those derivatives to close out any related open borrowings of securities. The third parties in such sale transactions will be underwriters and, if not identified in this Prospectus, will be identified in the applicable Prospectus Supplement or other offering materials (or a post-effective amendment).
The Fund or one of the Fund’s affiliates may loan or pledge Common Shares to a financial institution or other third party that in turn may sell Common Shares using this Prospectus. Such financial institution or third party may transfer its short position to investors in Common Shares or in connection with a simultaneous offering of other Common Shares offered by this Prospectus or otherwise.
The maximum amount of compensation to be received by any member of the Financial Industry Regulatory Authority, Inc. will not exceed 8% of the initial gross proceeds from the sale of any security being sold with respect to each particular offering of Common Shares made under a single Prospectus Supplement.
Any underwriter, agent or dealer utilized in the initial offering of Common Shares will not confirm sales to accounts over which it exercises discretionary authority without the prior specific written approval of its customer.
Description of Capital Structure
The Fund was reorganized as a business trust established under the laws of The Commonwealth of Massachusetts by the Declaration of Trust. The Declaration of Trust provides that the Board may authorize separate classes of shares of beneficial interest. The Board has authorized an unlimited number of Common Shares. The Fund holds annual meetings of Common Shareholders in compliance with the requirements of the NYSE.
COMMON SHARES
The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional Common Shares of beneficial interest, with or without par value. Each Common Share represents an equal proportionate interest in the assets of the Fund with each other Common Share in the Fund. Common Shareholders will be entitled to the payment of distributions when, and if declared by the Board. The 1940 Act or the terms of any future borrowings or issuance of preferred shares may limit the payment of distributions to the Common Shareholders. Each whole Common Share is entitled to one vote and each fractional Common Share is entitled to a proportionate fractional vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining assets of the Fund among the Common Shareholders. The Declaration of Trust provides that Common Shareholders are not liable for any liabilities of the Fund, and requires inclusion of a clause to that effect in agreements entered into by the Fund and indemnifies shareholders against any such liability. Although shareholders of a business trust established under Massachusetts law, in certain limited circumstances, may be held personally liable for the obligations of the business trust as though they were general partners, the provisions of the Declaration of Trust and By-laws described in the foregoing sentence make the likelihood of such personal liability remote. The Fund will not issue Common Share certificates.
The Fund has no current intention to issue preferred shares. However, if at some future time there are any preferred shares outstanding, subject to certain exceptions, the Fund might not be permitted to declare any cash distribution on its Common Shares, unless at the time of such declaration, (i) all accrued distributions on preferred shares or accrued interest on borrowings have been paid and (ii) the value of the Fund’s total assets (determined after deducting the amount of such distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares. In addition to the requirements of the 1940 Act, the Fund may be required to comply with other asset coverage requirements under a credit facility as a condition of the Fund obtaining a rating of preferred shares from a nationally recognized statistical rating organization (a “Rating Agency”). These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on the Fund’s ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a RIC for U.S. federal income tax purposes. If the Fund were in the future to issue preferred shares, it would intend, however, to the extent possible, to purchase or redeem preferred shares from time to time to maintain compliance with such asset coverage requirements and may pay special distributions to the holders of the preferred shares in certain circumstances in connection with any potential impairment of the Fund’s status as a RIC. Depending on the timing of any such redemption or repayment, the Fund may be required to pay a premium in addition to the liquidation preference of the preferred shares to the holders thereof.
The Fund has no present intention of offering additional Common Shares, except as described herein. Other offerings of its Common Shares, if made, will require approval of the Board. Any additional offering will not be sold at a price per Common Share below the then current NAV (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Common Shareholders or with the consent of a majority of the Fund’s outstanding Common Shares. Common Shares have no preemptive rights.
CREDIT FACILITY
The Fund currently utilizes leverage by borrowing pursuant to the CFA as described in “—Other Investment Policies—Borrowing.” In addition, the Fund may use leverage by borrowing from other financial institutions or through the issuance of preferred shares, reverse repurchase agreements or other leverage financing. The Fund intends to limit its combined effective leverage ratio (measured by the aggregate dollar amount of all leverage facilities to managed assets) to 33 1/3% of the Fund’s managed assets at the time of borrowing. In addition, the Fund may borrow for temporary, emergency or other purposes as permitted under the 1940 Act. Any such indebtedness would be in addition to the combined effective leverage ratio of 33 1/3% of managed assets immediately after giving effect to the borrowing.
The Fund’s leverage strategy may not be successful. By leveraging its investment portfolio, the Fund creates an opportunity for increased net income or capital appreciation. However, the use of leverage also involves risks, which can be significant. These risks include the possibility that the value of the assets acquired with such borrowing decreases although the Fund’s liability is fixed, greater volatility in the Fund’s NAV and the market price of the Fund’s Common Shares and higher expenses. Since the Adviser’s fee is based upon a percentage of the Fund’s managed assets, the Adviser’s fee will be higher if the Fund is leveraged and the Adviser will have an incentive to leverage the Fund. The Board will monitor this potential conflict. The Adviser intends to leverage the Fund only when it believes that the potential return on the additional investments acquired through the use of leverage is likely to exceed the costs incurred in connection with the offering.
Leverage creates risks which may adversely affect the return for the Common Shareholders, including:
•	the likelihood of greater volatility of NAV and market price of Common Shares;

•	fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt;

•	increased operating costs, which may reduce the Fund’s total return to the Common Shareholders. The fees and expenses attributed to leverage, including all offering and operating expenses relating to any preferred shares, will be borne by Common Shareholders; and

•	the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed.
To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital loss, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced or potentially eliminated. The Adviser may determine to maintain the Fund’s leveraged position if it expects that the long-term benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return. The Fund may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a credit facility; either of these requirements will increase the cost of borrowing over the stated interest rate. To the extent that the Fund borrows through the use of reverse repurchase agreements, it would be subject to a risk that the value of the portfolio securities transferred may substantially exceed the purchase price received by the Fund under the reverse repurchase agreement transaction. Alternatively, during the life of any reverse repurchase agreement transaction, the Fund may be required to transfer additional securities if the market value of those securities initially transferred declines. In addition, capital raised through borrowing or the issuance of preferred shares will be subject to interest costs or dividend payments that may or may not exceed the income and appreciation on the assets purchased. The issuance of additional classes of preferred shares involves offering expenses and other costs, which will be borne by the Common Shareholders, and may limit the Fund’s freedom to pay dividends on Common Shares or to engage in other activities.
The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized statistical rating organizations which may issue ratings for the preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on Common Shares in certain instances. The Fund also may be required to pledge its assets to the lenders in connection with certain types of borrowing. Under the current CFA, the Fund is subject to covenants that include, but are not limited to, certain minimum net asset value and collateral requirements, as well as a requirement to provide timely certain financial information to the lender. The Adviser does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Fund’s portfolio in accordance with the Fund’s investment objectives and principal investment strategies. Due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forego investments that the Adviser otherwise views as favorable.
The extent that the Fund employs leverage, if any, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Adviser’s ability to predict correctly interest rates and market movements. There is no assurance that a leveraging strategy will be successful during any period in which it is employed.
REPURCHASE OF SHARES AND OTHER DISCOUNT MEASURES
Because shares of closed-end management investment companies frequently trade at a discount to their NAVs, the Board has determined that from time to time it may be in the interest of the Common Shareholders to take certain actions intended to reduce such discount. The Board, in consultation with the Adviser, review at least annually the possibility of open market repurchases and/or tender offers for the Common Shares and consider such factors as the market price of the Common Shares, the NAV of the Common Shares, the liquidity of the assets of the Fund, effect on the Fund’s expenses, whether such transactions would impair the Fund’s status as a RIC or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions, which may have a material effect on the Fund’s ability to consummate such transactions. There are no assurances that the Board will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in the Fund’s Common Shares trading at a price which is equal to or approximates their NAV.
In recognition of the possibility that Common Shares might trade at a discount to NAV and that any such discount may not be in the interest of the Fund’s shareholders, the Board, in consultation with the Adviser, from time to time may review possible actions to reduce any such discount. In the event that the Fund conducts an offering of new Common Shares and such offering constitutes a “distribution” under Regulation M, the Fund and certain of its affiliates may be subject to an applicable restricted period that could limit the timing of any repurchases by the Fund.
PREFERRED SHARES
The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including preferred shares (“Preferred Shares”), having no par value per share or such other amount as the Board may establish, in one or more series, with rights as determined by the Board, by action of the Board without the approval of the Common Shareholders. The Board has no current intention to issue Preferred Shares.
Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any Preferred Shares, have an “asset coverage” of at least 200%. Asset coverage means the ratio which the value of the total assets of the Fund, less all liability and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the Preferred Shares. If the Fund seeks a rating of the Preferred Shares, asset coverage requirements, in addition to those set forth in the 1940 Act, may be imposed. The liquidation value of the Preferred Shares is expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid dividends thereon (on a cumulative basis), whether or not earned or declared. The terms of the Preferred Shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Declaration of Trust) if and when it authorizes the Preferred Shares. The Fund may issue Preferred Shares that provide for the periodic redetermination of the dividend rate at relatively short intervals through an auction or remarketing procedure, although the terms of the Preferred Shares also may enable the Fund to lengthen such intervals. At times, the dividend rate as redetermined on the Fund’s Preferred Shares may approach or exceed the Fund’s return after expenses on the investment of proceeds from the Preferred Shares and the Fund’s leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so structured.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any Preferred Shares may entitle the holders of Preferred Shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares would not be entitled to any further participation in any distribution of assets by the Fund.
Under the 1940 Act, if at any time dividends on the Preferred Shares are unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding Preferred Shares, voting as a class, will be allowed to elect a majority of the Fund’s Trustees until all dividends in default have been paid or declared and set apart for payment. In addition, if required by the Rating Agency rating the Preferred Shares or if the Board determines it to be in the best interests of the Common Shareholders, issuance of the Preferred Shares may result in more restrictive provisions than required by the 1940 Act being imposed. In this regard, holders of the Preferred Shares may be entitled to elect a majority of the Board in other circumstances, for example, if one payment on the Preferred Shares is in arrears.
If the Fund were to issue Preferred Shares, it is expected that the Fund would seek a credit rating for the Preferred Shares from a Rating Agency. In that case, as long as Preferred Shares are outstanding, the composition of its portfolio would reflect guidelines established by such Rating Agency. Although, as of the date hereof, no such Rating Agency has established guidelines relating to any such Preferred Shares, based on previous guidelines established by such Rating Agencies for the securities of other issuers, the Fund anticipates that the guidelines with respect to the Preferred Shares would establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although, at this time, no assurance can be given as to the nature or extent of the guidelines, which may be imposed in connection with obtaining a rating of the Preferred Shares, the Fund currently anticipates that such guidelines will include asset coverage requirements, which are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices, requirements that the Fund maintain a portion of its total assets in short-term, high-quality, fixed-income securities and certain mandatory redemption requirements relating to the Preferred Shares. No assurance can be given that the guidelines actually imposed with respect to the Preferred Shares by such Rating Agency will be more or less restrictive than as described in this Prospectus.
Certain Provisions in the Declaration of Trust and By-Laws
Under Massachusetts law, shareholders, in certain circumstances, could be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability in connection with Fund property or the acts, obligations or affairs of the Fund and requires that notice of such limited liability be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the Fund or the Board. The Declaration of Trust further provides for indemnification out of the assets of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.
The Declaration of Trust provides that the Trustees may amend the Declaration of Trust when authorized by a vote of a majority of the outstanding voting securities (“Majority Shareholder Vote”). The Declaration of Trust does not permit amendments that impair the exemption from personal liability of the shareholders, Trustees, officers, employees and agents of the Fund or permit assessments upon shareholders.
The Declaration of Trust and By-laws provide that the Trustees have the power, to the exclusion of shareholders, to make, alter, amend or repeal any of the By-laws, except for any By-law that requires a vote of the shareholders to be amended, adopted or repealed by the terms of the Declaration of Trust, By-laws or applicable law.

ANTI-TAKEOVER PROVISIONS
The Declaration of Trust and By-laws include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board and could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The Board has considered the following anti-takeover provisions and concluded that they are in the best interests of the Fund. The following is only a summary and is qualified in its entirety by reference to the Declaration of Trust and By-laws on file with the SEC.
The number of Trustees is currently nine, but by action of a majority of the Trustees, the Board may from time to time be increased or decreased. If the Fund issues Preferred Shares, the Fund may establish a separate class for the Trustees elected by the holders of the Preferred Shares. Subject to applicable provisions of the 1940 Act, vacancies on the Board may be filled by a majority action of the remaining Trustees. The Declaration of Trust provides that Trustees and officers are entitled to indemnification and that the Fund may pay or reimburse expenses of Trustees and officers. Such provisions may work to delay a change in the majority of the Board.
Generally, the shareholders have power to vote only: (a) for the election of Trustees; (b) with respect to any investment advisory or management contract entered into; (c) with respect to any termination of the Fund; (d) with respect to any amendment of the Declaration of Trust; (e) with respect to any merger, consolidation or sale of assets of the Fund; (f) with respect to incorporation of the Fund; (g) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders; and (h) with respect to such additional matters relating to the Fund as may be required by the Declaration of Trust or the By-Laws or by reason of the registration of the Fund or the shares with the SEC or any State or by any applicable law or any regulation or order of the SEC or any State or as the Trustees may consider necessary or desirable. On any matter required or permitted to be voted on by the shareholders, all shares then entitled to vote shall be voted in the aggregate as a single class without regard to class, except (i) when required by the Declaration of Trust, the By-Laws, the 1940 Act, or when the Trustees have determined that any matter to be submitted to a vote of the shareholders affects the rights or interests of the shareholders of one or more classes, if any, materially differently, shares shall be voted by each such affected class individually; and (ii) when the Trustees shall have determined that the matter affects only the interests of one or more classes, then only the shareholders of such affected class shall be entitled to vote thereon.
Additionally, the Fund’s By-laws contain certain provisions that may tend to make a change of control of the Fund more difficult. For example, the By-laws (i) require a shareholder to give written advance notice and other information to the Fund of the shareholder’s nominees for Trustees and proposals for other business to be considered at shareholders meetings; (ii) require any notice by a shareholder be accompanied by certain information as provided in the By-laws; and (iii) reserve to the Trustees the exclusive power to alter, amend or repeal any provision of the By-laws or to make new By-laws.
POTENTIAL CONVERSION TO OPEN-END FUND
Conversion of the Fund to an open-end investment company would require an amendment to the Fund’s Declaration of Trust. Such amendment would require approval by each of the following: (i) a majority of the Trustees then in office, (ii) a majority of the outstanding voting securities, and (iii) by such vote or votes of the holders of any class or classes or series of shares as may be required by the 1940 Act. In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange or market system. The Board believes, however, that the closed-end structure is desirable, given the Fund’s investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board would vote to convert the Fund to an open-end management investment company. Shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act)

at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund would expect to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at NAV plus a sales load.
Reports to Shareholders
The Fund sends to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held.
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, who has offices at 125 High Street, Boston, Massachusetts, 02110 is the independent registered public accounting firm for the Fund and audits the Fund’s financial statements.
Additional Information
This Prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file No. 333-181550). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this Prospectus for information about how to obtain a paper copy of the Registration Statement or SAI without charge.

The Fund’s Privacy Policy
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). The Fund may share information with unaffiliated third parties that perform various required services, such as transfer agents, custodians and broker/dealers.
The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

1,000,000 Shares
John Hancock Investors Trust
Common Shares
PROSPECTUS
August 31, 2012

Up to 500,000 Shares
John Hancock Investors Trust
Common Shares
PROSPECTUS SUPPLEMENT
August 31, 2012
Until September 25, 2012 (25 days after the date of this Prospectus Supplement), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus and the applicable prospectus supplement. This delivery requirement is in addition to the dealers’ obligation to deliver a prospectus and the applicable prospectus supplement when acting as underwriters and with respect to their unsold allotments or subscriptions.

JOHN HANCOCK INVESTORS TRUST
Statement of Additional Information
August 31, 2012
601 Congress Street
Boston, Massachusetts 02210
1-800-225-6020
This Statement of Additional Information (“SAI”) is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the prospectus of John Hancock Investors Trust (the “Fund”) dated August 31, 2012 (the “Prospectus”) and any related supplement thereto (“Prospectus Supplements”), which are incorporated herein by reference. This SAI should be read in conjunction with such Prospectus and any related Prospectus Supplements, copies of which may be obtained without charge by contacting your financial intermediary or calling the Fund at 1-800-225-6020.

Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund’s Prospectus and any related Prospectus Supplements.
Organization of the Fund
The Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized on October 26, 1970 as a Delaware corporation and was reorganized on October 5, 1984 as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust, which was amended and restated on August 26, 2003, as amended (the “Declaration of Trust”).
John Hancock Advisers, LLC (the “Adviser” or “JHA”) is the Fund’s investment adviser and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is responsible for overseeing the management of the Fund, including its day-to-day business operations and monitoring the subadviser. The Adviser has been managing closed-end funds since 1971.
Founded in 1968, the Adviser is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.), a subsidiary of Manulife Financial Corporation (“Manulife Financial” or the “Company”). John Hancock Life Insurance Company (U.S.A.) and its subsidiaries (“John Hancock”) today offer a broad range of financial products and services, including whole, term, variable, and universal life insurance, as well as college savings products, mutual funds, fixed and variable annuities, long-term care insurance and various forms of business insurance.
The Adviser’s parent company has been helping individuals and institutions work toward their financial goals since 1862. The Adviser offers investment solutions managed by institutional money managers, taking a disciplined team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals.
Established in 1887, Manulife Financial is a Canada-based financial services group with principal operations in Asia, Canada and the United States. Its international network of employees, agents and distribution partners offers financial protection and wealth management products and services to millions of clients. It also provides asset management services to institutional customers.
The Fund’s subadviser is John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the “Subadviser”), formerly MFC Global Investment Management (U.S.), LLC and Sovereign Asset Management LLC. The Subadviser is responsible for the day-to-day management of the Fund’s portfolio investments. The Subadviser, organized in 1968, is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (a subsidiary of Manulife Financial).
Additional Investment Policies and Risks
The Fund’s primary investment strategies are described in the Prospectus. The following is a description of the various investment policies that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The Subadviser may not buy any of the following instruments or use any of the following techniques unless they believe that doing so will help to achieve the Fund’s investment objective.
Ratings as Investment Criteria. In general, the ratings of Moody’s and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. There is no guarantee that these institutions will continue to provide ratings. These ratings will be used by the Fund as initial criteria for the selection of debt securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A contains further information concerning the rating of Moody’s and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

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Short-Term Bank and Corporate Obligations. The Fund may invest in depository-type obligations of banks and savings and loan associations and other high quality money market instruments consisting of short-term obligations of the U.S. government or its agencies and commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Depository-type obligations in which the Fund may invest include certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.
Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers’ acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.
Preferred Securities. The Fund may invest in preferred securities. Preferred securities, like common stock, represent an equity ownership in an issuer. Generally, preferred securities have a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred securities do not usually have voting rights. Preferred securities in some instances are convertible into common stock. Although they are equity securities, preferred securities have characteristics of both debt and common stock. Like debt, their promised income is contractually fixed. Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer’s capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.
Distributions on preferred securities must be declared by the board of directors and may be subject to deferral, and thus they may not be automatically payable. Income payments on preferred securities may be cumulative, causing dividends and distributions to accrue even if not declared by the board or otherwise made payable, or they may be non-cumulative, so that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred securities in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred securities.
Shares of preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred securities may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred securities. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates, and in the dividends received deduction for corporate taxpayers or the characterization of dividends as tax-advantaged as described herein.
Because the claim on an issuer’s earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred securities, generally after an initial period of call protection during which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend-paying preferred securities may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.
Investments in Non-U.S. Securities. The Fund may invest directly in the securities of non-U.S. issuers as well as securities in the form of sponsored or unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”) or other securities convertible into non-U.S. securities. The Fund may invest up to 30% of its total assets in securities denominated in non-U.S. currencies. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying

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securities issued by a non-U.S. corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Issuers of unsponsored ADRs are not contractually obligated to disclose material information, including financial information, in the United States. Generally, ADRs are designed for use in the United States securities markets and EDRs are designed for use in European securities markets.
An investment in non-U.S. securities including ADRs may be affected by changes in currency rates and in exchange control regulations. Issuers of unsponsored ADRs are not contractually obligated to disclose material information, including financial information, in the United States and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. Non-U.S. companies may not be subject to accounting standards or government supervision comparable to U.S. companies, and there is often less publicly available information about their operations. Non-U.S. companies may also be affected by political or financial instability abroad. These risk considerations may be intensified in the case of investments in ADRs of non-U.S. companies that are located in emerging market countries. ADRs of companies located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.
Risks of Non-U.S. Securities. Investments in non-U.S. securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about non-U.S. companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, non-U.S. issuers generally are not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.
Because non-U.S. securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the Fund’s net asset value (“NAV”), the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some non-U.S. markets may not be settled promptly so that the Fund’s investments on non-U.S. exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.
Non-U.S. securities will be purchased in the best available market, whether through OTC markets or exchanges located in the countries where principal offices of the issuers are located. Non-U.S. securities markets generally are not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the NYSE, and securities of some non-U.S. issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on non-U.S. exchanges generally are higher than negotiated commissions on United States exchanges; nevertheless, the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.
With respect to certain non-U.S. countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments, which could affect United States investments in those countries. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the United States’ economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
The dividends, in some cases capital gains and interest payable on certain of the Fund’s non-U.S. portfolio securities, may be subject to non-U.S. withholding or other non-U.S. taxes, thus reducing the net amount of income or gains available for distribution to the Fund’s shareholders.
These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. See “Securities of Emerging Market Issuers or Countries” below.
The Fund’s ability and decision to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Under present conditions, it is not believed that this consideration will have any significant effect on the Fund’s portfolio strategies.

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European Markets Risk. Countries in Europe may be significantly affected by fiscal and monetary controls implemented by the European Union (“EU”) and European Economic and Monetary Union (“EMU”), which require member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls. Decreasing imports or exports, changes in governmental or other regulations on trade, changes in the exchange rate of the Euro, the default or threat of default by one or more EU member countries on its sovereign debt, and/or an economic recession in one or more EU member countries may have a significant adverse effect on the economies of these and other EU member countries and major trading partners outside Europe.
The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. Several countries, including Greece and Italy, have agreed to multi-year bailout loans from the European Central Bank, International Monetary Fund, and other institutions. A default or debt restructuring by any European country, such as the recent restructuring of Greece’s outstanding sovereign debt, can adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above, and can affect exposures to other EU countries and their financial companies as well. The manner in which the EU and EMU responded to the global recession and sovereign debt issues raised questions about their ability to react quickly to rising borrowing costs and the potential default by Greece and other countries of their sovereign debt and revealed a lack of cohesion in dealing with the fiscal problems of member states. To address budget deficits and public debt concerns, a number of European countries have imposed strict austerity measures and comprehensive financial and labor market reforms, which could increase political or social instability. Many European countries continue to suffer from high unemployment rates and are projected to experience similar, double-digit unemployment rates in 2012.
Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Securities markets of Eastern European countries typically are less efficient and have lower trading volume, lower liquidity, and higher volatility than more developed markets. Eastern European economies also may be particularly susceptible to the international credit market due to their reliance on bank related inflows of capital.
The Fund may be exposed to these risks through its direct investments in European securities, including sovereign debt, or indirectly through investments in money market funds and financial institutions with significant investments in such securities.
Emerging Markets Risk. In addition, the Fund may invest in the securities of issuers based in countries with “emerging market” economies. Funds that invest a significant portion of their assets in the securities of issuers based in countries with “emerging market” economies are subject to greater levels of foreign investment risk than funds investing primarily in more-developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, the risks of investing in developed foreign countries. These risks include: high currency exchange-rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized, smaller and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers.
Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which the portfolio securities are quoted or denominated. When securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of

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futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.
If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund’s portfolio securities.
When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position. On other occasions, the Fund may take a “long” position by purchasing futures contracts.
Options on Securities and Securities Indices. The Fund may purchase and write (sell) call and put options on any securities and securities indices. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options as a substitute for the purchase or sale of securities or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.
Writing Covered Options. A call option on securities written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.
All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account with a value at least equal to the Fund’s obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.
The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”
Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.
The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

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The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s portfolio securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund’s portfolio securities.
The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.
Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
The Fund’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Board of Trustees of the Fund (the “Board”).
The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser’s ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.
Futures Contracts and Options on Futures Contracts. The Fund may purchase and sell futures contracts based on various securities (such as U.S. government securities) and securities indices, and any other financial instruments and indices and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. All futures contracts entered into by a Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission (“CFTC”).

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Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).
Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions, which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.
A Fund may, for example, take a “short” position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices that would adversely affect the value of the Fund’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of the Fund’s portfolio securities.
Options on Futures Contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.
The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund’s assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by each Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.
The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.
Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging or to facilitate portfolio management. The Fund will not engage in futures or related options for speculative purposes. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. To the extent that the Fund engages in non-hedging transactions in futures contracts and options on futures to facilitate portfolio management, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund’s portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.
Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.
While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices may

8

result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.
Perfect correlation between the Fund’s futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.
Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.
Interest Rate Swaps, Collars, Caps and Floors. In order to hedge the value of the Fund’s portfolio against interest rate fluctuations or to facilitate portfolio management, the Fund may, but is not required to, enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. To the extent that the Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to manage the Fund’s interest rate exposure on any debt securities or preferred shares issued by the Fund for leverage purposes. The Fund intends to use these transactions only as a hedge or to facilitate portfolio management. The Fund is not required to hedge its portfolio and may choose not to do so. The Fund cannot guarantee that any hedging strategies it uses will work.
Interest Rate Swaps. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.
The Fund usually will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the trust receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund’s custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be maintained in a segregated account by the Fund’s custodian.
Interest Rate Collars, Caps and Floors. The Fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The Fund will not sell interest rate caps or floors that it does not own. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor.

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Typically, the parties with which the Fund will enter into interest rate transactions will be broker-dealers and other financial institutions. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Adviser to be equivalent to such rating. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps. Certain federal income tax requirements may limit the Fund’s ability to engage in interest rate swaps.
Credit Default Swap Agreements. The Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which can run between six months and ten years but are typically structured between three and five years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter into swap agreements only with counterparties who are rated investment grade by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Adviser to be equivalent to such rating. A buyer also will lose its investment and recover nothing should an event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.
If the Fund enters into a credit default swap, the Fund may be required to report the swap as a “listed transaction” for tax shelter reporting purposes on the Fund’s federal income tax return. If the Internal Revenue Service (the “IRS”) were to determine that the credit default swap is a tax shelter, the Fund could be subject to penalties under the Internal Revenue Code of 1986, as amended (the “Code”).
The Fund may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with the Fund’s investment objectives and are permissible under applicable regulations governing the Fund.
Additional Regulatory Limitations on the Use of Futures and Related Options, Interest Rate Floors, Caps and Collars and Interest Rate and Currency Swap Contracts. The Fund has claimed an exclusion from the definition of “commodity pool operator” under the CEA and, therefore, is not subject to registration or regulation as a pool operator under the CEA. It should be noted, however, that the CFTC has adopted certain rules that significantly affect the exemptions available to the Fund. These rules are not yet effective and their scope of application is still uncertain. As of the date of this SAI, there is no certainty that the Fund, the Adviser, the Subadviser or other parties will be able to rely on these exclusions and exemptions in the future. Additional CFTC regulation (or a choice to no longer use strategies that trigger additional regulation) may cause the Fund to change its investment strategies or to incur additional expenses.
Risk of Potential Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as part of its investment strategy, which could negatively impact the Fund. For example, some legislative and regulatory proposals, such as those in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) (which was enacted in July 2010), would, upon implementation, impose limits on the

10

maximum position that could be held by a single trader in certain contracts and would subject some derivatives transactions to new forms of regulation that could create barriers to some types of investment activity. Other provisions would require many swaps to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and require banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.
Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed-income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses. The portfolio turnover rate for the Fund for the fiscal years ended October 31, 2011 and October 31, 2010 was 45% and 71%, respectively.
Real estate securities. Investing in securities of companies in the real estate industry subjects the Fund to the risks associated with the direct ownership of real estate. These risks include:
•	Declines in the value of real estate;

•	Risks related to general and local economic conditions;

•	Possible lack of availability of mortgage funds;

•	Overbuilding;

•	Extended vacancies of properties;

•	Increased competition;

•	Increases in property taxes and operating expenses;

•	Changes in zoning laws;

•	Losses due to costs resulting from the cleanup of environmental problems;

•	Liability to third parties for damages resulting from environmental problems;

•	Casualty or condemnation losses;

•	Limitations on rents;

•	Changes in neighborhood values and the appeal of properties to tenants; and

•	Changes in interest rates.
Therefore, for the Fund investing a substantial amount of its assets in securities of companies in the real estate industry, the value of the Fund’s shares may change at different rates compared to the value of shares of the Fund with investments in a mix of different industries.
Securities of companies in the real estate industry include equity real estate investment trusts (“REITs”) and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax-free pass-through of income under the Code, as amended, or to maintain their exemptions form registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to a REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

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In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements, than securities of larger issuers.
Gaming-Tribal Authority Investments. The Fund may invest in securities issued by gaming companies, including gaming facilities operated by Indian (Native American) tribal authorities. The value of the Fund’s investments in gaming companies is subject to legislative or regulatory changes, adverse market conditions, and/or increased competition affecting the gaming sector. Securities of gaming companies may be considered speculative, and generally exhibit greater volatility than the overall market. The market value of gaming company securities may fluctuate widely due to unpredictable earnings, due in part to changing consumer tastes and intense competition, strong reaction to technological developments, and the threat of increased government regulation.
Securities issued by Indian tribal authorities are subject to particular risks. Indian tribes enjoy sovereign immunity, which is the legal privilege by which the United States federal, state, and tribal governments cannot be sued without their consent. In order to sue an Indian tribe (or an agency or instrumentality thereof), the tribe must have effectively waived its sovereign immunity with respect to the matter in dispute. Certain Indian tribal authorities have agreed to waive their sovereign immunity in connection with their outstanding debt obligations. Generally, waivers of sovereign immunity have been held to be enforceable against Indian tribes. Nevertheless, if a waiver of sovereign immunity is held to be ineffective, claimants, including investors in Indian tribal authority securities (such as the Fund), could be precluded from judicially enforcing their rights and remedies.
Further, in most commercial disputes with Indian tribes, it may be difficult or impossible to obtain federal court jurisdiction. A commercial dispute may not present a federal question, and an Indian tribe may not be considered a citizen of any state for purposes of establishing diversity jurisdiction. The U.S. Supreme Court has held that jurisdiction in a tribal court must be exhausted before any dispute can be heard in an appropriate federal court. In cases where the jurisdiction of the tribal forum is disputed, the tribal court first must rule as to the limits of its own jurisdiction. Such jurisdictional issues, as well as the general view that Indian tribes are not considered to be subject to ordinary bankruptcy proceedings, may be disadvantageous to holders of obligations issued by Indian tribal authorities, including the Fund.
Investment Restrictions
The investment policies and strategies of the Fund described in this SAI and the Prospectus, except for the nine investment restrictions designated as fundamental policies under this caption, are not fundamental and may be changed by the Board without shareholder approval.
Fundamental Investment Restrictions
As referred to above, the following nine investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy, the Fund may not:
(1)	Issue senior securities, except as permitted by the Investment Company Act of 1940 Act, as amended (the “1940 Act”) and the rules and interpretive positions of the Securities and Exchange Commission (the “SEC”) thereunder. Senior securities that the Fund may issue in accordance with the 1940 Act include preferred shares, borrowing, futures, when-issued and delayed delivery securities and forward foreign currency exchange transactions.

(2)	Borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder.

(3)	Act as an underwriter, except to the extent that the Fund may be deemed to be an underwriter for the purposes of the Securities Act of 1933, as amended (the “1933 Act”), in connection with the disposition of

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portfolio securities or purchase any security which is subject to legal or contractual delays in or restrictions on resale if after such purchase more than 50% of the Fund’s total assets would be invested in such securities.

(4)	Purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by mortgage or a leasehold interest or other interest in real estate and securities of companies investing in real estate) in accordance with the Fund’s investment objectives.

(5)	Make loans except through the lending of portfolio securities and the purchase of securities in accordance with the Fund’s investment objectives. The Fund does not for this purpose consider repurchase agreements and bank obligations to be the making of a loan.

(6)	Invest in commodities or in commodity contracts or in puts, calls or combinations of both except options on securities and securities indices, and futures contracts on securities and securities indices and options on such futures.

(7)	Invest more than 5% of its total assets taken at market value at the time of purchase in securities of any one issuer, other than obligations of the United States government and its agencies and instrumentalities and repurchase agreements collateralized by such obligations.

(8)	Purchase securities of any issuer if such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(9)	Purchase securities of issuers conducting their principal business activity in the same industry if immediately after such purchase the value of its investment in such industry would exceed 25% of its total assets taken at market value. For purposes of construing this fundamental restriction No. 9, tax-exempt municipal securities shall not be considered to represent industries.
The Fund does not have a fundamental policy with respect to short sales and purchases on margin.
In regard to restriction (2), the Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The 1940 Act currently requires that the Fund have 300% asset coverage at the time of borrowing with respect to all borrowings other than temporary borrowings.
For purposes of construing restriction (9), securities of the U.S. government, its agencies, or instrumentalities are not considered to represent industries. Tax-exempt municipal obligations backed by the credit of a governmental entity also are not considered to represent industries.
Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund’s acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating agency (or as determined by the Subadviser if the security is not rated by a rating agency) will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.
Non-fundamental Investment Restrictions
The Fund has adopted the following non-fundamental investment policies, which may be changed by the Board without approval of the Fund’s shareholders:
(1)	The Fund intends to purchase securities through private placements, but no purchase will be made if as a result more than 20% of the value of the Fund’s total assets would be invested in such securities.

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(2)	If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund’s assets will not be considered a violation of the restriction.

(3)	The Fund may also be subject to certain restrictions and guidelines imposed by lenders if the Fund engages in borrowings. The Fund does not anticipate that such guidelines would have a material adverse effect on its common shareholders or the Fund’s ability to achieve its investment objectives.

(4)	The Fund will invest only in countries on the Adviser’s Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser’s investment department that outlines all countries, including the United States, that have been approved for investment by funds managed by the Adviser.

(5)	If allowed by the Fund’s other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed-income securities. All Russian securities must be: (a) denominated in U.S. dollars; (b) traded on a major exchange; and (c) held physically outside of Russia.
Portfolio Turnover
The Fund’s annual rate of portfolio turnover may vary from year to year as well as within a year. A high rate of portfolio turnover (100% or more) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. Portfolio turnover is calculated by dividing the lesser of purchases or sales of fund securities during the fiscal year by the monthly average of the value of the Fund’s securities. (Excluded from the computation are all securities, including options, with maturities at the time of acquisition of one year or less.) The portfolio turnover rate for the Fund for the fiscal years ended October 31, 2011 and October 31, 2010 was 45% and 71%, respectively.
Those Responsible for Management
The business of the Fund is managed by the Board, including certain trustees of the Fund (“Trustees”) who are not “interested persons” (as defined by the 1940 Act) of the Fund (the “Independent Trustees”). The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Board. Several of the officers and Trustees of the Fund also are officers or directors of the Adviser. Each Trustee serves in a similar capacity for other John Hancock funds.
The Board consists of seven members. Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation or removal.

Interested Trustees
			Number of
			Funds in John
			Hancock Fund
			Complex
Name	Position with	Principal Occupation(s) and Other	Overseen by
(Birth Year)	the Fund	Directorships During the Past 5 Years	Trustee

Hugh McHaffie(1) (1959)	Trustee (since 2010)	Executive Vice President, John Hancock Financial Services (since 2006, including prior positions); President of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009); Trustee, John Hancock retail funds(2) (since 2010); Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010).	49

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Interested Trustees
			Number of
			Funds in John
			Hancock Fund
			Complex
Name	Position with	Principal Occupation(s) and Other	Overseen by
(Birth Year)	the Fund	Directorships During the Past 5 Years	Trustee

John G. Vrysen(1) (1955)	Trustee (since 2009)	Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2007); Chief Operating Officer, John Hancock retail funds(2) (until 2009); Trustee, John Hancock retail funds (since 2009).	49

Independent Trustees
			Number of
			Funds in John
			Hancock Fund
			Complex
Name	Position(s) with	Principal Occupation(s) and Other	Overseen by
(Birth Year)	the Fund	Directorships During the Past 5 Years	Trustee

William H. Cunningham (1944)	Trustee (since 2005)	Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director of the following: LIN Television (since 2009); Lincoln National Corporation (insurance) (Chairman since 2009 and Director since 2006); Resolute Energy Corporation (since 2009); Southwest Airlines (since 2000); former Director of the following: Introgen (manufacturer of biopharmaceuticals) (until 2008); Hicks Acquisition Company I, Inc. (until 2007); and former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank—Austin) (until 2009).	49

Deborah C. Jackson (1952)	Trustee (since 2008)	President, Cambridge College, Cambridge, Massachusetts (since May 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-May 2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002—2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011).	49

John A. Moore(3) (1939)	Trustee (since 1996) Vice Chairman (since 2012)	President and Chief Executive Officer, Institute for Evaluating Health Risks, (nonprofit institution) (1989-2001); Senior Scientist, Sciences International (health research) (2000-2003); Former Assistant Administrator & Deputy Administrator, Environmental Protection Agency (1983-1989); Principal, Hollyhouse (consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007).	49

Steven R. Pruchansky (1944)	Trustee (since 2005) Chairman (since 2011)	Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).	49

15

Independent Trustees
			Number of
			Funds in John
			Hancock Fund
			Complex
Name	Position(s) with	Principal Occupation(s) and Other	Overseen by
(Birth Year)	the Fund	Directorships During the Past 5 Years	Trustee

Gregory A. Russo (1949)	Trustee (since 2008)	Director and Audit Committee Chairman (since May 2012) and Member, Audit Committee and Finance Committee of NCH Healthcare System, Inc. (since 2011) (holding company for multi-entity health care system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since May 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (“KPMG”) (2002—2006); Vice Chairman, Industrial Markets, KPMG (1998—2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995).	49

(1)	The Trustee is an Interested Trustee due to his position with the Adviser and certain of its affiliates.

(2)	“John Hancock retail funds” is comprised of ten closed-end funds (including the Fund), as well as the series of John Hancock Funds III and 12 other investment companies.

(3)	Dr. Moore’s term of office will end when he retires as a Trustee upon the earlier of the election of his successor or December 31, 2012.
Correspondence intended for any of the Trustees may be sent to the attention of the individual Trustee or to the Board c/o the Secretary of the Fund at 601 Congress Street, Boston, Massachusetts 02210. All communications addressed to the Board or individual Trustee will be logged and sent to the Board or individual Trustee. The Secretary may determine not to forward any letter to Trustees that does not relate to the business of the Fund.

Principal Officers who are not Trustees
Name,	Position(s) with	Officer
(Birth Year)	the Fund	since	Principal Occupation(s) During Past 5 Years

Keith F. Hartstein (1956)	President and Chief Executive Officer	2005	Senior Vice President, John Hancock Financial Services (since 2004); Director, President and Chief Executive Officer, John Hancock Advisers, LLC and John Hancock Funds, LLC (since 2005); Director, John Hancock Asset Management a division of Manulife Asset Management (US), LLC (since 2005); Director, John Hancock Investment Management Services, LLC (since 2006); President and Chief Executive Officer, John Hancock retail funds (since 2005); Member, Investment Company Institute Sales Force Marketing Committee (since 2003).

Thomas M. Kinzler (1955)	Secretary and Chief Legal Officer	2006	Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2007); and Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2006).

Francis V. Knox, Jr. (1947)	Chief Compliance Officer	2005	Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Variable Insurance Trust, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US) LLC(2005—2008).

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Principal Officers who are not Trustees
Name,	Position(s) with	Officer
(Birth Year)	the Fund	since	Principal Occupation(s) During Past 5 Years

Andrew G. Arnott (1971)	Senior Vice President and Chief Operating Officer	2009	Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President, John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment Management Services, LLC (since 2006); Executive Vice President, John Hancock Funds, LLC (since 2004); Chief Operating Officer, John Hancock retail funds (since 2009); Senior Vice President, John Hancock retail funds (since 2010); Vice President, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2006); Senior Vice President, Product Management and Development, John Hancock Funds, LLC (until 2009).

Charles A. Rizzo (1957)	Chief Financial Officer	2007	Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005—2007); Vice President, Goldman Sachs (2005—2007).

Salvatore Schiavone (1965)	Treasurer	2009	Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds (since 2010); Treasurer, John Hancock closed-end funds (since 2009); Assistant Treasurer, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2010) and (2007-2009); Assistant Treasurer, John Hancock retail funds (2007-2009); Assistant Treasurer, Fidelity Group of Funds (2005—2007); Vice President, Fidelity Management Research Company (2005—2007).
All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers also may be officers and/or directors and/or trustees of one or more of the other funds for which the Adviser or an affiliate of the Adviser serves as investment adviser.
Additional Information about the Trustees
In addition to the description of each Trustee’s Principal Occupation(s) and Other Directorships set forth above, the following provides further information about each Trustee’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the U.S. federal securities laws.
Although the Board’s Nominating, Governance and Administration Committee has general criteria that guides its choice of candidates to serve on the Board (as discussed below under “—Board Committees”), there are no specific required qualifications for Board membership. In considering nominees, although this Committee does not have a formal policy to consider diversity when identifying candidates for the position of Independent Trustee, as a matter of practice, this Committee considers the overall diversity of the Board with respect to backgrounds, professional experience, education, skill, and viewpoint. In addition, as part of its annual self-evaluation, the Board has an opportunity to consider the diversity of its members, including specifically whether the Board’s members have the right mix of characteristics, experiences and skills. The results of the self-evaluation are considered by this Committee in its decision-making process with respect to candidates for the position of Independent Trustee. The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills. Each Trustee

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has experience as a Trustee of the Fund, as well as experience as a Trustee of other John Hancock funds. It is the Trustees’ belief that this allows the Board, as a whole, to oversee the business of the Fund in a manner consistent with the best interests of the Fund’s shareholders. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.
William H. Cunningham — Mr. Cunningham has management and operational oversight experience as a former Chancellor and President of a major university. Mr. Cunningham regularly teaches a graduate course in corporate governance at the law school and the Red McCombs School of Business at The University of Texas at Austin. He also has oversight and corporate governance experience as a current and former director of a number of operating companies, including an insurance company.
Deborah C. Jackson — Ms. Jackson has management and operational oversight experience as the president of a college and as the former chief executive officer of a major charitable organization. She also has oversight and corporate governance experience as a current and former director of various corporate organizations, including a bank, an insurance company and a regional stock exchange, and nonprofit entities.
Hugh McHaffie — Through his positions as a senior executive of Manulife Financial’s U.S. Wealth Management division, his prior position as a senior executive of MetLife, and membership in the Society of Actuaries and American Academy of Actuaries, Mr. McHaffie has experience in the development and management of registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.
John A. Moore — Dr. Moore has management and operational oversight experience from his current and former positions as a senior executive of scientific research organizations and as a senior administrator of the Environmental Protection Agency. He also has oversight and corporate governance experience as a director of a scientific research organization. Dr. Moore, an Independent Trustee, serves as the Board’s Vice Chairman.
Steven R. Pruchansky — Mr. Pruchansky has entrepreneurial, executive and financial experience as a chief executive officer of an operating services company and a current and former director of real estate and banking companies. Mr. Pruchansky, an Independent Trustee, serves as the Board’s Chairman.
Gregory A. Russo — As a certified public accountant and former partner in a major independent registered public accounting firm, Mr. Russo has accounting and executive experience. He also has experience as a current and former director of various operating entities.
John G. Vrysen — Through his positions as Director, Executive Vice President and Chief Operating Officer of the Adviser, position as a senior executive of Manulife Financial, the Adviser’s parent company, positions with other affiliates of the Adviser, and current and former memberships in the Society of Actuaries, Canadian Institute of Actuaries and American Academy of Actuaries, Mr. Vrysen has experience in the development and management of registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.
Duties of Trustees
The Fund is organized as a Massachusetts business trust. Under the Declaration of Trust, the Trustees are responsible for managing the affairs of the Fund, including the appointment of advisers and subadvisers. Each Trustee has the experience, skills, attributes or qualifications described above (see “—Principal Occupation(s) and Other Directorships” and “—Additional Information about the Trustees” above). The Board appoints officers who assist in managing the day-to-day affairs of the Fund. The Board met six times during the latest fiscal year.
The Board has appointed an Independent Trustee as Chairman. The Chairman presides at meetings of the Trustees and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairman participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also acts as a liaison

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with the Fund’s management, officers, attorneys, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. The Board has also designated a Vice Chairman to serve in the absence of the Chairman. Except for any duties specified in this SAI or pursuant to the Fund’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of a Trustee as Chairman or Vice Chairman does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairman. The Board also designates working groups or ad hoc committees as it deems appropriate.
The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairman to be integral to promoting effective independent oversight of the Fund’s operations and meaningful representation of the shareholders’ interests, given the number of funds offered by the complex and the amount of assets that these funds represent. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Fund’s shareholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, helpful elements in its decision-making process. In addition, the Board believes that Mr. McHaffie and Mr. Vrysen, each of whom is a senior executive of the Adviser, Manulife Financial (the Adviser’s parent company), and of other affiliates of the Adviser, provide the Board with the Adviser’s perspective in managing and sponsoring the Fund. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.
Board Committees
The Board has five standing committees: the Audit Committee; the Compliance Committee; the Nominating, Governance and Administration Committee; Investment Performance Committee A; and the Contracts/Operations Committee.
The current membership of each committee is set forth below. As Chairman of the Board, Mr. Pruchansky is considered an ex officio member of each committee and, therefore, is able to attend and participate in any committee meeting, as appropriate.

Nominating,
		Governance and	Investment	Contracts/
Audit	Compliance	Administration	Performance A	Operations
Dr. Moore	Mr. Cunningham	All Independent	Ms. Jackson	All Independent
Mr. Pruchansky	Ms. Jackson	Trustees	Mr. Russo	Trustees
Mr. Russo	Mr. Russo		Mr. Vrysen
Audit Committee. Each member of this Committee is a financially literate Independent Trustee and at least one member has accounting or related financial management expertise. The Board has adopted a written charter for the Committee. This Committee recommends to the full Board independent registered public accounting firms for the Fund, oversees the work of the independent registered public accounting firm in connection with the Fund’s audit, communicates with the independent registered public accounting firm on a regular basis and provides a forum for the independent registered public accounting firm to report and discuss any matters it deems appropriate at any time. Mr. Russo serves as Chairman of this Committee. The Audit Committee held eight meetings during the last fiscal year.
Compliance Committee. The primary role of this Committee is to oversee the activities of the Fund’s Chief Compliance Officer; the implementation and enforcement of the Fund’s compliance policies and procedures; and compliance with the Fund’s and the Independent Trustees’ Codes of Ethics. Mr. Russo serves as Chairman of this Committee. This Committee held four meetings during the last fiscal year.

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Nominating, Governance and Administration Committee. This Committee is comprised of all of the Independent Trustees. The purpose of this Committee is to make determinations and recommendations to the Board on issues related to the composition and operation of the Board, corporate governance matters applicable to the Independent Trustees, and issues related to complex-wide matters and practices designed to facilitate uniformity and administration of the Board’s oversight of the Fund. This Committee is solely responsible for the selection and recommendation to the Board of Independent Trustee candidates. Mr. Pruchansky serves as Chairman of this Committee. This Committee held three meetings during the last fiscal year.
In reviewing a potential nominee and in evaluating the renomination of current Independent Trustees, this Committee generally will apply the following criteria: (i) the nominee’s reputation for integrity, honesty and adherence to high ethical standards; (ii) the nominee’s business acumen, experience and ability to exercise sound judgments; (iii) a commitment to understand the Fund and the responsibilities of a trustee of an investment company; (iv) a commitment to regularly attend and participate in meetings of the Board and its committees; (v) the ability to understand potential conflicts of interest involving management of the Fund and to act in the interests of all shareholders; and (vi) the absence of a real or apparent conflict of interest that would impair the nominee’s ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. This Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities.
As long as a current Independent Trustee continues, in the opinion of this Committee, to satisfy these criteria, the Fund anticipates that the Committee would favor the renomination of a current Independent Trustee rather than a new candidate. Consequently, while this Committee will consider nominees recommended by shareholders to serve as Independent Trustees, the Committee may only act upon such recommendations if there is a vacancy on the Board or a committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, this Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of this Committee. This Committee may retain a consultant to assist it in a search for a qualified candidate. The Committee has adopted Procedures for the Selection of Independent Trustees.
While this Committee is solely responsible for the selection and recommendation to the Board of Independent Trustee candidates, the Committee may consider nominees recommended by any source, including fund shareholders, management and Committee members, as it deems appropriate. Any such recommendations from shareholders shall be directed to the Secretary of the Fund at 601 Congress Street, Boston, Massachusetts 02210-2805. Recommendations from management may be submitted to the Committee Chairman. All recommendations shall include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board members and as specified in the Fund’s By-Laws, and must be accompanied by a written consent of the proposed candidate to stand for election if nominated for the Board and to serve if elected by shareholders.
Investment Performance Committee A. This Committee monitors and analyzes the performance of the Fund generally, consults with the Adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary. Ms. Jackson serves as Chairman of Investment Performance Committee A. This Committee held seven meetings during the last fiscal year.
Contracts/Operations Committee. This Committee is comprised of all of the Independent Trustees. This Committee oversees the initiation, operation, and renewal of the various contracts between the Fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. Dr. Moore serves as Chairman of this Committee. As indicated above, Dr. Moore will retire as a Trustee on December 31, 2012. This Committee held three meetings during the last fiscal year.
Annually, the Board evaluates its performance and that of its Committees, including the effectiveness of the Board’s Committee structure.

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Risk Oversight
As a registered investment company, the Fund is subject to a variety of risks, including investment risks, financial risks, compliance risks, and operational risks. As part of its overall activities, the Board oversees the management of the Fund’s risk management structure by various departments of the Adviser, including: Investment Management Services Group (which oversees the Subadviser and investment management operations) (“IMS”), Fund Administration, Legal, the Product Group (which oversees new product development and marketplace positioning), and Internal Audit; as well as by the Fund’s Chief Compliance Officer (“CCO”). The responsibility to manage the Fund’s risk management structure on a day-to-day basis is subsumed within the Adviser’s overall investment management responsibilities. The Adviser has its own, independent interest in risk management. In this regard, the Adviser has appointed a Risk and Investment Operations Committee, consisting of senior personnel from each of the Adviser’s functional departments. The Adviser’s risk management program is part of the overall risk management program of John Hancock, the Adviser’s parent company. John Hancock’s Chief Risk Officer supports the Adviser’s risk management program.
While the Adviser has responsibility for identifying and managing the Fund’s exposure to risk on a daily basis, the Board plays an active role in overseeing the processes established to assess, monitor and mitigate that exposure. The Board, acting through its Committees, has charged the Adviser with (i) identifying events or circumstances the occurrence of which could have adverse effects on the Funds’ business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation of processes and controls described in (i) and (ii) above. The Board, directly and indirectly through its Committees, routinely discusses with management the significant risks facing the Funds and reviews the processes and controls in place to address those risks. The Board regularly receives materials and information, including in-depth and in-person presentations from third-party experts, with respect to specific areas of risk, and the Board engages in comprehensive analyses and dialogues regarding those risks. Because the day-to-day operations and activities of the Funds are carried out by or through the Adviser and other service providers, the Board recognizes that it is not possible for it to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects.
The Board discharges risk oversight as part of its overall activities, with the assistance of its Investment Performance, Audit, Compliance, and Contracts/Operations Committees. The Committee system facilitates the timely and efficient consideration of matters by the Board, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks. In addressing issues regarding the Fund’s risk management between meetings, appropriate representatives of the Adviser communicate with the Chairman of the Board, the relevant Committee Chair or the Fund’s CCO, who is directly accountable to the Board. As appropriate, the Chairman of the Board and the Committee Chairs confer among themselves, with the Fund’s CCO, the Adviser, other service providers, external fund counsel, and counsel to the Independent Trustees, to identify and review risk management issues that may be placed on the full Board’s agenda and/or that of an appropriate Committee for review and discussion with management.
The Audit Committee assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to financial reporting matters. In addition, this Committee oversees the process of the Fund’s valuation of its portfolio securities, with day-to-day responsibility for valuation determinations having been delegated to the Fund’s Pricing Committee (comprised of officers of the Fund).
Investment Performance Committee A assists the Board in overseeing the significant investment policies of the Fund. The Adviser monitors these policies and may recommend changes to this Committee in response to subadviser requests or other circumstances. On a quarterly basis, this Committee reviews reports from IMS and the Product Group regarding the Fund’s investment performance, which include information about investment risks and how they are managed.
The Compliance Committee assists the Board in overseeing the activities of the Fund’s CCO with respect to the compliance programs of the Fund, the Adviser, the Subadviser, and certain of the Fund’s other service providers. This Committee and the Board receive and consider the CCO’s annual written report, which, among other things,

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summarizes material compliance issues that arose during the previous year and any remedial action taken to address these issues, as well as any material changes to the compliance programs. This Committee and the Board also receive and consider reports from the Fund’s CCO throughout the year. As part of its oversight responsibilities, the Board has approved various compliance policies and procedures.
Each of the above Board Committees meets at least quarterly. Each Committee presents reports to the Board, which may prompt further discussion of issues concerning the oversight of the Fund’s risk management. The Board also may discuss particular risks that are not addressed in the Committee process. In addition to the Committee meetings, the Adviser’s Risk and Investment Operations Committee described above, reports periodically to the full Board on risk management matters. Finally, John Hancock’s Chief Risk Officer, who as noted above supports the Adviser’s risk management program, at the Board’s request will from time-to-time report on risk management matters.
The Contracts/Operations Committee assists the Board in overseeing the Adviser’s management of the Fund’s operational risks, particularly as it regards vendor management and the quality of services provided by various service providers. This Committee periodically reviews reports from Fund Administration on these issues and discusses its findings with the Board. Among other things, in its annual review of the Fund’s advisory and subadvisory agreements, this Committee and the Board receive and review information provided by the Adviser and the Subadviser relating to their operational capabilities, financial condition and resources.
The Board also has a Nominating, Governance and Administration Committee that, among other matters, periodically reviews the Board’s committee structure and the charters of the Board’s committees, and recommends to the Board such changes as it deems appropriate. This Committee also coordinates and administers an annual self-evaluation of the Board that includes a review of its effectiveness in overseeing the number of funds in the fund complex and the effectiveness of its committee structure. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.
As stated above, the Adviser also has its own, independent interest in risk management. In this regard, the Adviser has appointed a Risk and Investment Operations Committee, consisting of senior personnel from each of the Adviser’s functional departments. This Committee reports periodically to the Board on risk management matters. The Adviser’s risk management program is part of the overall risk management program of John Hancock, the Adviser’s parent company. John Hancock’s Chief Risk Officer supports the Adviser’s risk management program, and at the Board’s request will report on risk management matters.
Independent Trustee Compensation
The table below sets forth the compensation paid by the Fund and certain other investment companies in the John Hancock Fund Complex to the Independent Trustees of the Fund for their services for the fiscal year ended October 31, 2011. These Trustees oversee 49 series in the John Hancock Fund complex, which consists of 255 series. Each Trustee is reimbursed for travel and other out of pocket expenses incurred in attending meetings. The Fund pays fees only to its Independent Trustees. The Fund does not pay any remuneration to any Trustee who is an officer or employee of the Adviser or its affiliates. Of the Fund’s officers, the President is furnished to the Fund pursuant to the Advisory Agreement described below and receives no compensation from the Fund. The other named officers receive no compensation from the Fund, and are compensated by the Adviser and/or affiliates for their services. The officers of the Fund may spend only a portion of their time on the affairs of the Fund.

Independent Trustee*	Fund	John Hancock Fund Complex
William H. Cunningham	$5,000	$218,071
Deborah C. Jackson	$5,178	$203,000
John A. Moore	$6,006	$229,000
Steven R. Pruchansky	$6,828	$280,149
Gregory A. Russo	$5,750	$227,000

*	Mr. Charles L. Ladner retired as a Trustee effective as of December 31, 2011. Messrs. James F. Carlin and Stanley Martin and Ms. Patti McGill Peterson each resigned as a Trustee effective as of February 29, 2012, July 25, 2012 and July 23, 2012, respectively. For the fiscal year ended October 31, 2011, Messrs. Carlin,

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Ladner and Martin and Ms. McGill Peterson received compensation from the Fund of $5,000, $6,014, $5,948 and $5,608, respectively, and received compensation from the John Hancock Fund Complex of $188,000, $232,500, $234,624 and $211,314, respectively. Mr. Martin’s John Hancock Fund Complex compensation includes $1,000 of fees contributed to the John Hancock Deferred Compensation Plan.
The Fund does not have a pension or retirement plan for any of its Trustees or officers. The Fund participates in the John Hancock Deferred Compensation Plan for Independent Trustees (the “Plan”). Under the Plan, an Independent Trustee may elect to have his or her deferred fees invested in shares of one or more funds in the John Hancock Fund Complex and the amount paid to the Independent Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees does not obligate the Fund to retain the services of any Trustee or obligate the Fund to pay any particular level of compensation to the Trustee. Under these circumstances, the Trustee is not the legal owner of the underlying shares, but does participate in any positive or negative return on those shares to the same extent as all other shareholders. As of October 31, 2011, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Fund Complex for Mr. Cunningham was $247,659; Mr. Ladner was $81,197; Mr. Martin was $69,973; Ms. McGill Peterson was $270,374; Dr. Moore was $322,934; and Mr. Pruchansky was $389,739 under the Plan.
Trustee Ownership of Shares of John Hancock Funds
The table below sets forth the aggregate dollar range of equity securities beneficially owned by the Trustees in the Fund and in all John Hancock funds overseen by each Trustee as of December 31, 2011. For each Trustee, the amounts reflected include share equivalents of certain John Hancock funds in which the Trustee is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Trustees, as more fully described under “—Compensation of Trustees and Officers.” The information as to beneficial ownership is based on statements furnished to the Fund by the Trustees. Each of the Trustees has all voting and investment powers with respect to the shares indicated.

Trustees	Fund	John Hancock Fund Complex
Independent Trustees*
William H. Cunningham	$1-$10,000	Over $100,000
Deborah C. Jackson	$10,001-$50,000	Over $100,000
John A. Moore	$1-$10,000	Over $100,000
Steven R. Pruchansky	$1-$10,000	Over $100,000
Gregory A. Russo	$10,001-$50,000	Over $100,000
Non-Independent Trustees
Hugh McHaffie	$10,001-$50,000	Over $100,000
John G. Vrysen	$10,001-$50,000	Over $100,000

*	Mr. Charles L. Ladner retired as a Trustee effective as of December 31, 2011. Messrs. James F. Carlin and Stanley Martin and Ms. Patti McGill Peterson each resigned as a Trustee effective as of February 29, 2012, July 25, 2012 and July 23, 2012, respectively.
Shareholders of the Fund
As of July 31, 2012, the officers and Trustees of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund.
To the best knowledge of the Fund, no shareholder owned 5% or more of the outstanding shares of the Fund as of the date of this SAI.

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Investment Advisory and Other Services
A discussion regarding the basis for the Trustees’ approval of the Advisory Agreement and the Subadvisory Agreements is available in the Fund’s October 31, 2011 annual shareholder report.
THE ADVISER
The Adviser is a Delaware limited liability company whose principal offices are located at 601 Congress Street, Boston, Massachusetts 02210 and serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Advisers Act.
Founded in 1968, the Adviser is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.), a subsidiary of Manulife Financial Corporation (“Manulife Financial” or the “Company”). Manulife Financial is the holding company of The Manufacturers Life Insurance Company (the “Life Company”) and its subsidiaries. John Hancock Life Insurance Company (U.S.A.) and its subsidiaries (“John Hancock”) today offer a broad range of financial products and services, including whole, term, variable, and universal life insurance, as well as college savings products, mutual funds, fixed and variable annuities, long-term care insurance and various forms of business insurance.
The Adviser’s parent company has been helping individuals and institutions work toward their financial goals since 1862. The Adviser offers investment solutions managed by institutional money managers, taking a disciplined team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals. The Adviser has been managing closed-end funds since 1971. As of June 30, 2012, the Adviser had total assets under management of approximately $20.7 billion.
Established in 1887, Manulife Financial is a Canada-based financial services group with principle operations in Asia, Canada and the United States. Its international network of employees, agents and distribution partners offers financial protection and wealth management products and services to millions of clients. It also provides asset management services to institutional customers. Funds under management by Manulife Financial and its subsidiaries were C$514 billion (US$504 billion) as of June 30, 2012. The Company operates as Manulife Financial in Canada and Asia and primarily as John Hancock in the United States.
The Adviser serves as investment adviser to the Fund and is responsible for monitoring the Subadviser’s services to the Fund.
Advisory Agreement. The Fund has entered into an investment management contract dated July 1, 2009 (the “Advisory Agreement”) with the Adviser. As compensation for its advisory services under the Advisory Agreement, the Adviser receives a fee from the Fund, calculated and paid daily, at an annual rate of the Fund’s average daily managed assets.
The following table shows the advisory fee that the Fund incurred and paid to the Adviser for the last three fiscal years ended October 31, 2011, October 31, 2010, and October 31, 2009.

October 31, 2011	October 31, 2010	October 31, 2009
$1,352,248	$1,282,091	$1,102,458*

*	The amount disclosed for the October 31, 2009 fiscal year includes the advisory fee in the amount of $703,563 paid to the Adviser under the previous advisory agreement for the period from November 1, 2008 to June 30, 2009 and the advisory fee in the amount of $398,895 paid to the Adviser under the current Advisory Agreement for the period from July 1, 2009 to October 31, 2009.
Pursuant to the Advisory Agreement and subject to the general supervision of the Trustees, the Adviser selects, contracts with, and compensates the Subadviser to manage the investments and determine the composition of the assets of the Fund; provided, that any contract with a Subadviser (a “Subadvisory Agreement”) shall be in compliance with and approved as required by the 1940 Act, except for such exemptions therefrom as may be granted to the Fund or the Adviser. The Adviser monitors the Subadviser’s management of the Fund’s investment

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operations in accordance with the investment objectives and related investment policies of the Fund, reviews the performance of the Subadviser and reports periodically on such performance to the Board.
Pursuant to the Advisory Agreement, the Adviser has entered into a Subadvisory Agreement with the Subadviser to provide day-to-day portfolio management of the Fund and to implement the Fund’s portfolio management strategies and investment objective. The Advisory Agreement provides that the Adviser may terminate the Subadvisory Agreement entered into and directly assume any functions performed by the Subadviser, upon approval of the Board.
The Fund pays all expenses of its organization, operations and business.
The Advisory Agreement had an initial period of two years and continues from year to year so long as such continuance is approved at least annually: (i) by the vote of a majority of the Independent Trustees; and (ii) either by the Board or by the vote of a majority of the outstanding shares of the Fund.
The Advisory Agreement may be terminated at any time without penalty upon sixty (60) days’ written notice by the Board or the Advisor, as applicable, or by the vote of the majority of the outstanding shares of the Fund. The Advisory Agreement will terminate automatically in the event of its assignment. The Subadvisory Agreement terminates automatically upon the termination of the Advisory Agreement.
The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund under such agreements on the part of the Adviser, the Adviser shall not be liable to the Fund or to any shareholder for any loss sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.
Service Agreement. The Fund has entered into a management-related service contract dated July 1, 2009 (the “Service Agreement”) with JHA, under which the Fund receives Non-Advisory Services. These “Non-Advisory Services” include, but are not limited to, legal, tax, accounting, valuation, financial reporting and performance, compliance, service provider oversight, portfolio and cash management, project management office, EDGAR conversion and filing, graphic design, and other services that are not investment advisory in nature.
JHA is reimbursed by the Fund for its costs in providing Non-Advisory Services to the Fund under the Service Agreement. The following table shows the expenses incurred by JHA in providing services under the Services Agreement for the last three fiscal years ended October 31, 2011, October 31, 2010, and October 31, 2009.

October 31, 2011	October 31, 2010	October 31, 2009
$21,564	$26,280	$26,825*

*	The amount disclosed for the October 31, 2009 fiscal year includes the service fees in the amount of $16,744 paid to JHA under the previous Accounting & Legal Services Agreement, EDGAR Services Agreement and Graphic Design Agreement for the period from November 1, 2008 to June 30, 2009 and the service fee in the amount of $10,081 paid to JHA under the current Service Agreement for the period from July 1, 2009 to October 31, 2009.
The Service Agreement had an initial period of two years and continues from year to year so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Independent Trustees. The Fund or JHA may terminate the Service Agreement at any time without penalty upon 60 days’ written notice to the other party. The Service Agreement may be amended by mutual written agreement of the parties, without obtaining shareholder approval.
JHA is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Service Agreement relates, except losses resulting from willful misfeasance, bad faith or negligence by JHA in the performance of its duties or from reckless disregard by JHA of its obligations under the Service Agreement.

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THE SUBADVISER
Subadvisory Agreement. The Adviser entered into a Subadvisory Agreement dated December 31, 2005 with the Subadviser (the “Subadvisory Agreement”). The Subadviser is responsible for the day-to-day management of the Fund’s portfolio investments. The Subadviser, organized in 1968, is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (a subsidiary of Manulife Financial, a publicly held, Canadian-based company). As of June 30, 2012, the Subadviser had total assets under management of approximately $132.7 billion. The Subadviser is located at 101 Huntington Avenue, Boston, Massachusetts 02199.
Under the terms of the Subadvisory Agreement, the Subadviser is responsible for managing the investment and reinvestment of the assets of the Fund, subject to the supervision and control of the Board and the Adviser.
The Subadvisory Agreement had an initial period of two years and continues from year to year so long as such continuance is approved at least annually: (i) by the Board or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Subadvisory Agreement. The Subadvisory Agreement terminates automatically in the event of its assignment or upon termination of the Advisory Agreement and may be terminated without penalty upon 60 days’ written notice at the option of the Adviser, the Subadviser, by the Board or by a vote of a majority of the Fund’s outstanding shares. As discussed above, the Adviser may terminate the Subadvisory Agreement and directly assume responsibility for the services provided by the Subadviser upon approval by the Board without the need for approval of the shareholders of the Fund.
The Subadvisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Subadviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.
Both the Adviser and the Subadviser are controlled by Manulife Financial. Advisory arrangements involving an affiliated subadviser may present certain potential conflicts of interest. Manulife Financial benefits not only from the net advisory fee retained by the Adviser, but also from the subadvisory fee paid by the Adviser to the Subadviser. Consequently, Manulife may be viewed as benefiting financially from the appointment of or continued service of the Subadviser to manage the Fund. However, both the Adviser, in recommending to the Board the appointment or continued service of an affiliated subadviser, and the Subadviser have a fiduciary duty to act in the best interests of the Fund and its shareholders. The Independent Trustees are aware of and monitor these potential conflicts of interest.
PORTFOLIO MANAGERS
Day-to-day management of the Fund is the responsibility of the investment professionals associated with the Subadviser. The individuals responsible for managing the implementation and monitoring the overall portfolio management of the Fund are listed below.
The following charts reflect information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees based on account performance, information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the chart is each portfolio manager’s investment in the Fund.
The following table reflects approximate information as of October 31, 2011:

	Other Registered		Other Pooled Investment
	Investment Companies		Vehicles		Other Accounts
	Number of		Number of		Number of
Portfolio Manager	Accounts	Assets	Accounts	Assets	Accounts	Assets
Barry H. Evans, CFA	8	$12.0 billion	0	$0	27	$326 million

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	Other Registered		Other Pooled Investment
	Investment Companies		Vehicles		Other Accounts
	Number of		Number of		Number of
Portfolio Manager	Accounts	Assets	Accounts	Assets	Accounts	Assets
Jeffrey N. Given, CFA	14	$11.6 billion	4	$279.7 million	8	$2.3 billion
John F. Iles	6	$6.8 billion	13	$3.2 billion	2	$552.0 million
Performance-Based Fees for Other Accounts Managed
Of the accounts listed in the table above, those for which the advisory fee is based on investment performance are listed in the table below.

	Other Registered		Other Pooled Investment
	Investment Companies		Vehicles		Other Accounts
	Number of		Number of		Number of
Portfolio Manager	Accounts	Assets	Accounts	Assets	Accounts	Assets
Barry H. Evans, CFA	0	$0	0	$0	0	$0
Jeffrey N. Given, CFA	0	$0	0	$0	0	$0
John F. Iles	0	$0	0	$0	1	$245.1 million
Portfolio Manager Ownership of Shares of the Fund
The table below sets forth the aggregate dollar range of equity securities beneficially owned by each portfolio manager in the Fund as of October 31, 2011. The information as to beneficial ownership is based on statements furnished to the Fund by the portfolio managers.

Portfolio Manager	Fund
Barry H. Evans, CFA	$10,001-$50,000
Jeffrey N. Given, CFA	$1-$10,0000
John F. Iles	$0
Conflicts of Interest
When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Subadviser has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Subadviser has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See “—Compensation” below.
•	A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings (“IPOs”) and private placements. If, for example, an IPO that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the IPO. The Subadviser has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

•	A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate

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amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadviser generally require that such trades be “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances also may arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

•	A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Subadviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. The Subadviser does not receive a performance-based fee with respect to any of the other accounts managed by the portfolio managers of the Fund described in this SAI.

•	A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

•	If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short. In making portfolio manager assignments, the Subadviser seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security. While these accounts have many similarities, the investment performance of each account will be different due to differences in fees, expenses and cash flows.
Compensation
The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Subadviser, investment professionals are compensated with a combination of base salary and performance bonuses (e.g., cash and deferral awards). The following describes each component of the compensation package for the individuals identified as a portfolio manager for the Fund.
•	Base salaries. Base salaries are market-based and fixed. Salary ranges are reviewed and adjusted annually. Individual salary adjustments are based on individual performance against mutually-agreed-upon objectives and development of technical and experiential skills.

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•	Performance Bonuses. Performance bonuses take the form of cash and deferred incentives.
▪	Short-Term Cash Incentives. Short-term incentives take the form of annual cash awards. Individual targets are market-based and actual awards are tied to performance against various objective measures and on overall personal performance ratings. These include:
—	Investment Performance. The majority of the bonus considered under the plan is based on investment performance of accounts managed by the investment professional over one, three and five year periods are considered (to the extent applicable). The pre-tax performance of each account is measured relative to an appropriate benchmark or universe. The benchmark for the Fund is Barclays Capital U.S. Government/Credit Index.

—	Financial Performance of the Subadviser. The financial performance of the Subadviser and its parent corporation are also considered in determining bonus awards.

—	Non-Investment Performance. The more intangible contributions of an investment professional to the Subadviser’s business, including new strategy idea generation, professional growth and development, and management, where applicable, are evaluated in determining the amount of any bonus award.
▪	Long-Term Incentives. All investment professionals are eligible for participation in a deferred incentive plan. 100% of the eligible awards are invested in the strategies that the team manages as well as other strategies managed by other teams at the Subadviser. The Subadviser believes that owning units in the same strategies a team manages aligns the performance goals of both client and manager giving the team added incentive to act in the best interest of the Subadviser’s clients.
As an added incentive, certain investment professionals (considered officers of Manulife Financial) may receive a portion of their award in Manulife Restricted Share Units (“RSUs”) or stock options. This plan is based on the value of the underlying common shares of Manulife Financial.
Other Services
Proxy voting
The Fund’s proxy voting policies and procedures (the “Fund’s Procedures”) delegate to the Subadviser the responsibility to vote all proxies relating to securities held by the Fund in accordance with the Subadviser’s proxy voting policies and procedures. The Subadviser has a duty to vote such proxies in the best interests of the Fund and its shareholders. Complete descriptions of the Fund’s Procedures and the proxy voting procedures of the Subadviser are set forth in Appendix A to this SAI.
It is possible that conflicts of interest could arise for the Subadviser when voting proxies. Such conflicts could arise, for example, when the Subadviser or its affiliate has a client or other business relationship with the issuer of the security being voted or with a third party that has an interest in the vote. A conflict of interest also could arise when the Fund, its investment adviser or principal underwriter or any of their affiliates has an interest in the vote.
In the event that the Subadviser becomes aware of a material conflict of interest, the Fund’s Procedures generally require the Subadviser to follow any conflicts procedures that may be included in the Subadviser’s proxy voting procedures. The conflict procedures generally will include one or more of the following:
(a)	voting pursuant to the recommendation of a third party voting service;

(b)	voting pursuant to pre-determined voting guidelines; or

(c)	referring voting to a special compliance or oversight committee.

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The specific conflicts procedures of the Subadviser are set forth in the Subadviser’s proxy voting procedures included in Appendix A. While these conflicts procedures may reduce, they will not necessarily eliminate, any influence on proxy voting of conflicts of interest.
Although the Subadviser has a duty to vote all proxies on behalf of the Fund, it is possible that the Subadviser may not be able to vote proxies under certain circumstances. For example, it may be impracticable to translate in a timely manner voting materials that are written in a foreign language or to travel to a foreign country when voting in person rather than by proxy is required. In addition, if the voting of proxies for shares of a security prohibits the Subadviser from trading the shares in the marketplace for a period of time, the Subadviser may determine that it is not in the best interests of the Fund to vote the proxies. The Subadviser also may choose not to recall securities that have been lent in order to vote proxies for shares of the security since the Fund would lose security lending income if the securities were recalled.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-225-6020 and (ii) on the SEC’s website at http://www.sec.gov.
Determination of Net Asset Value
The Fund’s net asset value per Common Share (“NAV”) is determined each business day at the close of regular trading on the NYSE (typically 4:00 p.m. Eastern Time) by dividing the Fund’s net assets by the number of Common Shares outstanding. On any day the NYSE is closed, the NAV is not calculated. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund’s NAV is not calculated. Consequently, the Fund’s portfolio securities may trade and the NAV of the Fund’s Common Shares may be significantly affected on days when a shareholder has no access to the Fund.
Portfolio securities are valued by various methods which are generally described below. As noted in the Prospectus, portfolio securities also may be fair valued by the Fund’s Pricing Committee in certain instances. Most equity securities that are traded on a stock exchange or in the OTC market are valued at the last sale price as of the close of the exchange in the principal market on which the security trades, or, lacking any sales, at the closing bid prices. Certain exceptions exist, for example, securities traded on the London Stock Exchange and NASDAQ are valued at the official closing price. Debt securities with remaining maturities of one year or more at the time of acquisition are valued on the using prices provided by a pricing service, or by prices furnished by recognized dealers in such securities. Debt securities with remaining maturities of less than one year at the time of acquisition are generally valued at amortized cost. Shares of open-end investment companies held by the Fund are valued based on the NAV of the underlying fund. The value of securities denominated in foreign currencies are converted into U.S. dollars at the prevailing exchange rate at the close of the NYSE. Exchange-traded options are valued at the mean of the bid and ask prices. Futures contracts are valued at the most recent settlement price. Shares of open-end investments companies held by the Fund are valued based on the NAV of the underlying fund.
In certain instances, the Fund’s Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and accordingly may determine in good faith the fair value of the assets, which may differ from the reported valuation.
Brokerage Allocation
Pursuant to the Subadvisory Agreement, the Subadviser is responsible for placing all orders for the purchase and sale of portfolio securities of the Fund. The Subadviser has no formula for the distribution of the Fund’s brokerage business; rather it places orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the Fund and the Subadviser’s other clients. The cost of securities transactions for the Fund primarily consists of brokerage commissions or dealer or underwriter spreads. Fixed-income securities and money market instruments generally are traded on a net basis and normally do not involve either brokerage commissions or transfer taxes.

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Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the OTC market, the Subadviser will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.
Brokerage Commissions Paid
The following table shows the aggregate amount of brokerage commissions paid by the Fund for the last three fiscal years ended October 31, 2011, October 31, 2010, and October 31, 2009.

October 31, 2011	October 31, 2010	October 31, 2009
$649	$534	$560
No brokerage commissions paid by the Fund during the last three fiscal years were to any broker that: (i) is an affiliated person of the Fund; (ii) is an affiliated person of an affiliated person of the Fund; or (iii) has an affiliated person that is an affiliated person of the Fund, Adviser, Subadviser, or principal underwriter.
Approved Trading Counterparties
The Subadviser maintains and periodically updates a list of approved trading counterparties. Portfolio managers may execute trades only with pre-approved broker-dealer/counterparties. A sub-group of the Subadviser’s Brokerage Practices Committee, through a delegation from the Subadviser’s Senior Investment Policy Committee, reviews and approves all broker-dealers/counterparties.
Selection of Brokers, Dealers, and Counterparties
In placing orders for purchase and sale of securities and selecting trading counterparties (including banks or broker-dealers) to effect these transactions, the Subadviser seeks prompt execution of orders at the most favorable prices reasonably obtainable. The Subadviser will consider a number of factors when selecting trading counterparties, including the overall direct net economic result to the Fund (including commissions, which may not be the lowest available, but which ordinarily will not be higher than the generally prevailing competitive range), the financial strength, reputation and stability of the counterparty, the efficiency with which the transaction is effected, the ability to effect the transaction when a large block trade is involved, the availability of the counterparty to stand ready to execute possibly difficult transactions in the future, and other matters involved in the receipt of brokerage and research services.
The Subadviser periodically prepares and maintains a list of broker-dealer firms that have been deemed to provide valuable research as determined periodically by the investment staff, together with a suggested non-binding amount of brokerage commissions (“non-binding target”) to be allocated to each of these research firms, subject to certain requirements. Neither the Subadviser nor any client has an obligation to any research firm if the amount of brokerage commissions paid to the research firms is less than the applicable non-binding target.
In seeking best execution, traders have a variety of venues available for execution. Traders may, in their discretion, use algorithmic strategies through direct market access (“DMA”) tools and electronic crossing networks (“ECNs”). DMA allows the trader to act in the market without a full service or other broker. ECNs give the trader additional options when searching for liquidity and the ability to trade block positions in a more efficient manner. In selecting a broker, dealer or trading venue, traders consider the full range of available trading platforms in seeking best execution.
Best Execution
The Subadviser owes a duty to its clients to seek best execution when executing trades on behalf of clients. “Best execution” generally is understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The Subadviser is not obligated to choose the broker-dealer offering the lowest available commission rate if, in the Subadviser’s reasonable judgment, there is a material risk that the total cost or proceeds from the transaction might be less favorable than may be obtained elsewhere, or, if a higher commission is justified by the trading provided by the broker-dealer, or if other considerations dictate using a different broker-dealer. Negotiated commission rates generally will reflect overall execution requirements of the transaction without regard to whether the broker may provide other services in addition to execution.

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The Subadviser may pay higher or lower commissions to different brokers that provide different categories of services. Under this approach, the Subadviser periodically may classify different brokers in different categories based on execution abilities, the quality of research, brokerage services, block trading capability, speed and responsiveness, or other services provided by the brokers. Some examples of these categories may include, without limitation, full service brokers, alternative trading systems, client commission and execution-only brokers.
The reasonableness of brokerage commission is evaluated on an ongoing basis and at least annually on a formal basis.
When more than one broker-dealer is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction, the Subadviser often selects a broker-dealer that furnishes research and other related services or products. The amount of brokerage allotted to a particular broker-dealer is not made pursuant to any binding agreement or commitment with any selected broker-dealer. However, the Subadviser maintain an internal allocation procedure to identify those broker-dealers who have provided us with effective research and the amount of research provided, and the Subadviser endeavor to direct sufficient commissions to them to ensure the continued receipt of research that the Subadviser believe is useful.
Soft Dollar Considerations
The Subadviser may pay for research and brokerage services with the commission dollars generated by Fund account transactions (known as “soft dollar benefits”), subject to certain conditions. Further, the Subadviser may cause the Fund to pay up in return for soft dollar benefits (pay commissions, markups or markdowns higher than those charged by other broker-dealers).
The research provided may be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts, traders and issuers) or third-party (created by a third party, but provided by broker-dealer). Proprietary research is generally part of a “bundle” of brokerage and research and the research is not separately priced. In the case of third party research, the cost of products and services is generally more transparent, and payment is made by the broker to the preparer in “hard dollars.” The Subadviser may receive both proprietary and third party research and execution services.
The Subadviser considers three factors with respect to all third-party research and execution services received through soft dollars:
•	Whether the product or service is eligible research or brokerage under SEC rules and regulations;

•	Whether an eligible product or service actually provides “lawful and appropriate assistance” in the performance of the Subadviser’s investment decision-making responsibilities.

•	Whether the amount of the commission paid is reasonable in light of the value of the product or service provided by the broker-dealer (viewed in terms of the particular transaction or the Subadviser’s overall responsibilities with respect to the Subadviser’s client accounts).
Research services currently purchased with soft dollars include: reports on the economy, industries, sectors and individual companies or issuers; introduction to issuers, invitations to trade conferences, statistical information; statistical models; political and country analyses; reports on legal developments affecting portfolio securities; information on technical market actions; and credit analyses.
The overriding consideration in selecting brokers to execute trade orders is the maximization of client profits through a combination of controlling transaction and securities costs and seeking the most effective use of brokers’ proprietary research and execution capabilities, while maintaining relationships with those broker-dealers who consistently provide superior service. When the Subadviser uses client brokerage commissions (or markups or markdowns) to obtain research or other products or services, the Subadviser receives a soft dollar benefit because the Subadviser does not have to produce or pay for the research, products or services. The Subadviser may have an incentive to select a broker-dealer based on the Subadviser’s interest in receiving research or other products or services, rather than on the Subadviser’s clients’ interest in receiving most favorable execution.
Any research received is used to service all clients to which it is applicable, whether or not the client’s commissions were used to obtain the research. For example, commissions of equity clients may be used to obtain research that is

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used with respect to fixed-income clients. The Subadviser does not attempt to allocate the relative costs or benefits of research among client accounts because the Subadviser believe that, in the aggregate, the research the Subadviser receives benefits clients and assists the Subadviser in fulfilling its overall duty to its clients.
The Subadviser does not enter into any agreement or understanding with any broker-dealer which would obligate it to direct a specific amount of brokerage transactions or commissions in return for such services. However, certain broker-dealers may state in advance the amount of brokerage commissions they expect for certain services and the applicable cash equivalent.
The Subadviser may seek to obtain client commission benefits through client commission arrangements in compliance with applicable laws and regulations. Under these types of arrangements, the Subadviser can request that executing brokers allocate a portion of total commissions paid to a pool of “credits” maintained by the broker that can be used to obtain client commission benefits. After accumulating a number of credits within the pool, the Subadviser may subsequently direct that those credits be used to pay appropriate parties in return for eligible client commission benefits provided by the broker to the Subadviser.
In summary, as noted above, the Subadviser has three types of soft dollar arrangements through which the Subadviser received soft dollar benefits in 2011:
(1)	Full service brokers - In addition to receiving execution services, the Subadviser also received a variety of research and related services from these brokers, including, for example, proprietary research reports on companies, markets or investment related reports, meetings with senior management teams of companies, and discussions with the broker’s analysts and market experts.

(2)	Client commission arrangements (“CCA”) - Through CCA arrangements with eight brokers with whom the Subadviser placed equity trades for execution, the Subadviser generated commission credits with these CCA brokers that the Subadviser can direct and use to compensate third party research providers, including other brokers, for research received. The level of compensation to such research providers is determined by the equity portfolio management teams using a quarterly voting process. The number of votes determined the level of compensation paid to a research provider.

(3)	Soft dollar arrangements - The Subadviser had one soft dollar arrangement in 2011. Under the arrangement, the Subadviser identified research services that it wanted to obtain and subject to the approval of the soft dollar broker, the soft dollar broker directly contracted with the research providers for services provided to the Subadviser. The Subadviser has no financial or other contractual obligations with the research providers under this arrangement. When the Subadviser executes equity trades with the soft dollar broker, the soft dollar broker allocated and paid a portion of the commission to the research providers.
Trade Aggregation by the Subadviser
Because investment decisions often affect more than one client, the Subadviser frequently will attempt to acquire or dispose of the same security for more than one client at the same time. The Subadviser, to the extent permitted by applicable law, regulations and advisory contracts, may aggregate purchases and sales of securities on behalf of its various clients for which it has discretion, provided that in the Subadviser’s opinion, all client accounts are treated equitably and fairly and that block trading will result in a more favorable overall execution. Trades will not be combined when a client has directed transactions to a particular broker-dealer or when the Subadviser determines that combined orders would not be efficient or practical.
When appropriate, the Subadviser will allocate such block orders at the average price obtained or according to a system that the Subadviser considers to be fair to all clients over time. Generally speaking, such allocations are made on the basis of proportional capital under management in the respective client accounts.
Affiliated Underwriting Transactions by the Subadviser
The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which an affiliate of the Adviser or a Subadviser participates. These procedures prohibit the Fund from directly or indirectly benefiting an Adviser or Subadviser affiliate in connection with such underwritings. In addition, for underwritings where an Adviser or Subadviser affiliate

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participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase.
Commission Recapture Program
The Board has approved the Fund’s participation in a commission recapture program. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to the Fund. It provides a way to gain control over the commission expenses incurred by the Subadviser, which can be significant over time and thereby reduces expenses, improves cash flow and conserves assets. The Fund can derive commission recapture dollars from both equity trading commissions and fixed-income (commission equivalent) spreads. From time to time, the Board reviews whether participation in the recapture program is in the best interests of the Fund.
Additional Information Concerning Taxes
The following discussion of U.S. federal income tax matters is based on the advice of K&L Gates LLP. The Fund intends to elect to be treated and to qualify each year as a regulated investment company (“RIC”) under the Code.
To qualify as a RIC for income tax purposes, the Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership. A “qualified publicly traded partnership” is a publicly traded partnership that meets certain requirements with respect to the nature of its income. To qualify as a RIC, the Fund must also satisfy certain requirements with respect to the diversification of its assets. The Fund must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the assets of the Fund nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the Fund’s assets can be invested in securities (other than United States government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers, which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships. If the Fund fails to meet the annual gross income test described above, the Fund will nevertheless be considered to have satisfied the test if (i) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Fund reports the failure pursuant to Treasury Regulations to be adopted, and (ii) the Fund pays an excise tax equal to the excess non-qualifying income. If the Fund fails to meet the asset diversification test described above with respect to any quarter, the Fund will nevertheless be considered to have satisfied the requirements for such quarter if the Fund cures such failure within 6 months and either (i) such failure is de minimis or (ii) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Fund reports the failure under Treasury Regulations to be adopted and pays an excise tax.
As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deductions for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders; provided that it distributes at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for such taxable year. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income, net tax-exempt interest income and net capital gain. In order to avoid incurring a nondeductible 4% U.S. federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no U.S. federal income tax. Under current law, provided that the Fund qualifies as a RIC for U.S. federal income tax

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purposes, the Fund should not be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.
If the Fund does not qualify as a RIC or fails to satisfy the 90% distribution requirement for any taxable year, subject to the opportunity to cure such failures under applicable provisions of the Code as described above, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other noncorporate shareholders and (ii) for the dividends received deduction (“DRD”) in the case of corporate shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.
For U.S. federal income tax purposes, distributions paid out of the Fund’s current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable as ordinary dividend income. Certain income distributions paid by the Fund (whether paid in cash or reinvested in additional Fund shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (15%, or 0% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, “qualified dividend income” means dividends received by the Fund from United States corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. These special rules relating to the taxation of ordinary income dividends paid by RICs generally apply to taxable years beginning before January 1, 2013. Thereafter, the Fund’s dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional action is taken. Thus, no assurance can be given that current law applicable to qualified dividend income will continue after December 31, 2012. There can be no assurance as to what portion of the Fund’s dividend distributions will qualify for favorable treatment as qualified dividend income.
Shareholders receiving any distribution from the Fund in the form of additional shares pursuant to the dividend reinvestment plan will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.
Distributions of net capital gain, if any, reported as capital gains dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.
The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.
Selling shareholders generally will recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in the shares sold and the sale proceeds. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. The current maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less, or (ii) 15% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain distributions) (0% for individuals in the 10% or 15% tax brackets) but only for taxable years beginning on or before December 31, 2012. Thereafter, the maximum rate will increase to 20%, unless Congress enacts legislation providing otherwise.

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Any loss realized upon the sale or exchange of Fund shares with a holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received (or amounts designated as undistributed capital gains) with respect to such shares. In addition, all or a portion of a loss realized on a sale or other disposition of Fund shares may be disallowed under “wash sale” rules to the extent the shareholder acquires other shares of the Fund (whether through the reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.
Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund), during the period beginning on the date of such sale and ending on January 31 of the calendar year following the calendar year in which such sale was made, pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.
For federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset net capital gains, if any, during years following the year of the loss. The carryforward is limited to eight years in the case of losses recognized during taxable years beginning on or before December 22, 2010. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and would not be distributed to the shareholders.
If the Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by a shareholder of its shares.
Under legislation enacted in 2010, effective for tax years beginning after December 31, 2012, certain net investment income received by an individual having adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) will be subject to a tax of 3.8%. Undistributed net investment income of trusts and estates in excess of a specified amount will also be subject to this tax. Dividends and capital gains distributed by the Fund, and gain realized on redemption of Fund shares, will constitute investment income of the type subject to this tax.
Only a small portion, if any, of the distributions from the Fund may qualify for the dividends-received deduction for corporations, subject to the limitations applicable under the Code. The qualifying portion is limited to properly designated distributions attributed to dividend income (if any) the Fund receives from certain stock in U.S. domestic corporations and the deduction is subject to holding period requirements and debt-financing limitations under the Code.
If the Fund should have dividend income that qualifies for the reduced tax rate applicable to qualified dividend income, the maximum amount allowable will be designated by the Fund. This amount will be reflected on Form 1099-DIV for the current calendar year.
Dividends and distributions on the Fund’s shares generally are subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. Certain distributions declared in October, November or December to shareholders of record of such month and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the non-deductible 4% U.S. federal excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.
The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

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Legislation passed by Congress in 2008 requires the Fund (or its administrative agent) to report to the IRS and furnish to shareholders the cost basis information and holding period for the Fund’s shares purchased on or after January 1, 2012, and repurchased by the Fund on or after that date. The Fund will permit shareholders to elect from among several permitted cost basis methods. In the absence of an election, the Fund will use a default cost basis method. The cost basis method a shareholder elects may not be changed with respect to a repurchase of shares after the settlement date of the repurchase. Shareholders should consult with their tax advisors to determine the best permitted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.
The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.
Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of the Fund as an investment through such plans.
The Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund if it acquires such obligations in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and to seek to avoid becoming subject to federal income or excise tax.
The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options, futures, forwards, short sales or other transactions also may require the Fund to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation, which may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings or assets in those countries. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.
The Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out not later than thirty days after the end of the taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.
Gain or loss from a short sale of property generally is considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In addition, entering into a short sale may result in suspension of the holding period of “substantially identical property” held by the Fund.
Gain or loss on a short sale generally will not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if the Fund holds a short sale position with respect to

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securities that have appreciated in value, and it then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to securities and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.
The Fund’s transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a RIC and the distribution requirement for avoiding excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a RIC.
For the Fund’s options and futures contracts that qualify as “section 1256 contracts,” Code Section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss. In addition, the Fund generally will be required to “mark to market” (i.e., treat as sold for fair market value) each outstanding “section 1256 contract” position at the close of each taxable year (and on October 31 of each year for excise tax purposes). If a “section 1256 contract” held by the Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the “mark to market” rules. The Fund’s options that do not qualify as “section 1256 contracts” under the Code generally will be treated as equity options governed by Code Section 1234. Pursuant to Code Section 1234, if a written option expires unexercised, the premium received is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the premium received for writing the option, and the amount paid to close out its position generally is short-term capital gain or loss. If a call option written by the Fund that is not a “section 1256 contract” is cash settled, any resulting gain or loss will be short-term.
The Code contains special rules that apply to “straddles,” defined generally as the holding of “offsetting positions with respect to personal property.” For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. If two or more positions constitute a straddle, recognition of a realized loss from one position generally must be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, “wash sale” rules apply to prevent the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.
The Code allows a taxpayer to elect to offset gain and loss from positions that are part of a “mixed straddle.” A “mixed straddle” is any straddle in which one or more but not all positions are “section 1256 contracts.” The Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily “marking to market” of all open positions in the account and a daily netting of gain and loss from all positions in the account. At the end of a taxable year, the annual net gain or loss from the mixed straddle account are recognized for tax purposes. The net capital gain or loss is treated as 60% long-term and 40% short-term capital gain or loss if attributable to the “section 1256 contract” positions, or all short-term capital gain or loss if attributable to the non-section 1256 contract positions.

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Further, certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into short-term capital gain or ordinary income taxed at the higher rate applicable to ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions, and (ix) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. While it may not always be successful in doing so, the Fund will seek to avoid or minimize any adverse tax consequences of its investment practices.
Dividends and interest received, and gains realized, by the Fund on non-U.S. securities may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions (collectively “foreign taxes”) that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by U.S. investors. Depending on the number of non-U.S. shareholders in the Fund, however, such reduced foreign withholding tax rates may not be available for investments in certain jurisdictions.
The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to U.S. federal income tax on a portion of any “excess distribution” received on the stock of a PFIC or of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.
If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain—which it may have to distribute to satisfy the distribution requirement and avoid imposition of the excise tax—even if the QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.
The Fund may elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC’s stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains (reduced by any prior deductions) with respect to that stock included by the Fund for prior taxable years under the election. The Fund’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder. The reduced rates for “qualified dividend income” are not applicable to (i) dividends paid by a foreign corporation that is a PFIC, (ii) income inclusions from a QEF election with respect to a PFIC, and (iii) ordinary income from a “mark-to-market” election with respect to a PFIC.
Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time the Fund actually collects such income or receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, gains or losses on non-U.S. currency forward contracts and the disposition of debt securities denominated in a non-U.S. currency, to the extent attributable to fluctuations in exchange rate between the acquisition and disposition dates, also are treated as ordinary income or loss.

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If a shareholder realizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.
The Fund’s investments in non-U.S. securities may be subject to foreign withholding taxes on dividends, interest, or capital gains, which will decrease the Fund’s yield. Foreign withholding taxes may be reduced under income tax treaties between the United States and certain foreign jurisdictions.
Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the IRS as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker may be subject to “backup” withholding of U.S. federal income tax arising from the Fund’s taxable dividends and other distributions as well as the gross proceeds of sales of shares, at a rate of 28% during 2012. An individual’s TIN generally is his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any; provided that the required information is furnished to the IRS.
The backup withholding tax rate currently is scheduled to increase to 31% for amounts paid after December 31, 2012. Distributions will not be subject to backup withholding to the extent they are subject to the withholding tax on foreign persons described in the next paragraph.
Dividend distributions are in general subject to a U.S. withholding tax of 30% when paid to a nonresident alien individual, foreign estate or trust, a foreign corporation, or a foreign partnership (“foreign shareholder”). Persons who are resident in a country, such as the U.K., that has an income tax treaty with the U.S. may be eligible for a reduced withholding rate (upon filing of appropriate forms), and are urged to consult their tax advisors regarding the applicability and effect of such a treaty. Distributions of capital gain dividends paid by the Fund to a foreign shareholder, and any gain realized upon the sale of Fund shares by such a shareholder, will ordinarily not be subject to U.S. taxation, unless the recipient or seller is a nonresident alien individual who is present in the United States for more than 182 days during the taxable year. Such distributions and sale proceeds may be subject, however, to backup withholding, unless the foreign investor certifies his non-U.S. residency status. Also, foreign shareholders with respect to whom income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares, and, in the case of a foreign corporation, also may be subject to a branch profits tax. Again, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results, and are urged to consult their tax advisors.
For shareholders that are considered “foreign financial institutions” under recent legislation known as the Foreign Account Tax Compliance Act (“FATCA”), a new 30% withholding tax will be imposed on distributions paid after December 31, 2013, and on proceeds from sales of Common Shares after December 31, 2014, unless such shareholder enters into an agreement with the IRS to collect and provide substantial information regarding U.S. account holders, including certain account holders that are foreign entities with U.S. owners. The legislation also generally imposes a 30% withholding tax on distributions paid to, and on proceeds from sales of Common Shares by, a non-financial foreign entity unless such entity provides the withholding agent with a certification that it does not have any substantial U.S. owners or a certification identifying the direct or indirect substantial U.S. owners. Under proposed regulations, a foreign financial institution should enter into such an agreement with the IRS by June 30, 2013 to ensure that it will be identified as compliant in sufficient time to allow withholding agents to refrain from withholding beginning on January 1, 2014. Non-U.S. investors including investors owning Common Shares through a foreign financial institution or non-financial foreign entity should consult their own tax advisors regarding the impact of this recent legislation on their investment in the Fund.
The foregoing briefly summarizes some of the important U.S. federal income tax consequences to Common Shareholders of investing in Common Shares, reflects U.S. federal tax law as of the date of this SAI, and does not address special tax rules applicable to certain types of investors, such as corporate and non-U.S. investors. Unless

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otherwise noted, this discussion assumes that an investor is a United States person and holds Common Shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. Investors should consult their tax advisors regarding other U.S. federal, state or local tax considerations that may be applicable to their particular circumstances, as well as any proposed tax law changes.
Other Information
The Fund is an organization of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with Fund property or the acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of Fund property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by sole reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations. The Fund has been advised by its counsel that the risk of any shareholder incurring any liability for the obligations of the Fund is remote.
The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Voting rights are not cumulative with respect to the election of Trustees, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.
Custodian and Transfer Agent
The Fund’s portfolio securities are held pursuant to a custodian agreement between the Fund and State Street Bank and Trust Company (“State Street”), Lafayette Corporate Center, Two Avenue de Lafayette, Boston, Massachusetts 02111. Under the custodian agreement, State Street performs custody, foreign custody manager and fund accounting services.
Computershare Shareowner Services LLC, 480 Washington Boulevard, Jersey City, New Jersey, 07310-1900, is the transfer agent and dividend disbursing agent of the Fund.
Independent Registered Public Accounting Firm
The financial statements of the Fund for the fiscal year ended October 31, 2011, including the related financial highlights that appear in the Prospectus have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as indicated in their report with respect thereto, and are incorporated herein by reference.
PricewaterhouseCoopers LLP, Boston, Massachusetts is the independent registered public accounting firm for the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.
Reports to Shareholders
The financial statements of the Fund for the fiscal year ended October 31, 2011 are incorporated herein by reference from the Fund’s most recent Annual Report to Shareholders filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR pursuant to Rule 30b2-1 under the 1940 Act.

41

Legal and Regulatory Matters
On June 25, 2007, the Adviser and John Hancock Funds, LLC (“JH Funds”) and two of their affiliates (collectively, the “John Hancock Affiliates”) reached a settlement with the SEC that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and JH Funds agreed to pay disgorgement of $2,087,477 and prejudgment interest of $359,460 to entities, including certain John Hancock Funds, that participated in the Adviser’s directed brokerage program during the period from 2000 to October 2003. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in October 2003.
Codes of Ethics
The Fund, the Adviser, the Subadviser and John Hancock Funds, LLC each have adopted Codes of Ethics that comply with Rule 17j-1 under the 1940 Act. Each Code of Ethics permits personnel subject to that Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund.
These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. These Codes of Ethics also are available on the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of these Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: public info@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.
Additional Information
The Fund’s Prospectus, any related Prospectus Supplements, and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

42

John Hancock Investors Trust
Statement of Additional Information
August 31, 2012
Investment Adviser
John Hancock Advisers, LLC
601 Congress Street
Boston, Massachusetts 02210
1-800-225-6020
Subadviser
John Hancock Asset Management
a division of Manulife Asset Management (US) LLC
101 Huntington Avenue
Boston, Massachusetts 02199
Custodian
State Street Bank and Trust Company
Lafayette Corporate Center
Two Avenue de Lafayette
Boston, Massachusetts 02111
Transfer Agent
Computershare Shareowner Services LLC
480 Washington Boulevard
Jersey City, New Jersey 07310
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
125 High Street
Boston, Massachusetts 02110

43

APPENDIX A DESCRIPTION OF BOND RATINGS
DESCRIPTIONS OF CREDIT RATING SYMBOLS AND DEFINITIONS
The ratings of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”) and Fitch Ratings (“Fitch”) represent their respective opinions as of the date they are expressed and not statements of fact as to the quality of various long-term and short-term debt instruments they undertake to rate. It should be emphasized that ratings are general and are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.
Ratings do not constitute recommendations to buy, sell, or hold any security, nor do they comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of any payments of any security.
MOODY’S LONG-TERM OBLIGATION RATINGS
Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised and reflect both the likelihood of default and any financial loss suffered in the event of default.
Aaa: Obligations rated ‘Aaa’ are judged to be of the highest quality, with minimal credit risk.
Aa: Obligations rated ‘Aa’ are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated ‘A’ are considered upper-medium grade and are subject to low credit risk.
Baa: Obligations rated ‘Baa’ are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba: Obligations rated ‘Ba’ are judged to have speculative elements are subject to substantial credit risk.
B: Obligations rated ‘B’ are considered speculative elements and are subject to high credit risk.
Caa: Obligations rated ‘Caa’ are judged to be of poor standing and are subject to very high credit risk.
Ca: Obligations rated ‘Ca’ are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated ‘C’ are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Note: Addition of a Modifier 1, 2 or 3: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from “Aa” through “Caa”. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
S&P’S LONG-TERM ISSUE CREDIT RATINGS
An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). They are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.
AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC and C: Obligations rated ‘BB’, ‘B’, ‘CCC’ ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
C: The ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default.
D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due, unless S&P believes that such payments will be made within the shorter of the stated grace period but not longer than five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or taking of a similar action if payments on an obligation are jeopardized.
Note: Addition of a Plus (+) or minus (-) sign: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.
FITCH CREDIT RATING SCALES

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.
NR: A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising a capital structure.
Investment Grade
AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity. This is the lowest investment grade category.
Speculative Grade
BB: Speculative.
•	‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
B: Highly speculative.
•	For issuers and performing obligations, ‘B’ ratings indicate that material credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
•	For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).
CCC: Substantial credit risk.
•	For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.
•	For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).
CC: Very high levels of credit risk.
•	For issuers and performing obligations, default of some kind appears probable.
•	For individual obligations, may indicate distressed or defaulted obligations with Recovery Raging of ‘R4’ (average) or ‘R5’ (below average).
C: Exceptionally high levels of credit risk.

•	For issuers and performing obligations, default is imminent, or inevitable, or is at a standstill.
•	For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).
RD: Restricted default.
o	Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.
D: Default.
o	Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:
-	failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;
-	the bankruptcy filings, administration, receivership, liquidation or winding-up or cessation of business of an issuer/obligor; or
-	the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distresses debt exchange.
Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ,’B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘C’ category.
Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.
Note: Addition of a Plus (+) or minus (-) sign: Fitch ratings may be appended by the addition of a plus (+) or minus (-) sign to denote relative status within major rating categories.
CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS
MOODY’S SHORT-TERM OBLIGATION RATINGS
Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding 13 months, unless explicitly noted.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P’S SHORT-TERM OBLIGATION RATINGS
S&P’s short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual-rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium term notes are assigned long-term ratings. Ratings are graded into several categories, ranging from ‘A’ for the highest-quality obligations to ‘D’ for the lowest. These categories are as follows:
A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is very strong.
A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.
D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Dual Ratings — S&P assigns “dual” rating to all debt issues that have a put option or demand feature as part of their structure.
The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U. S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).
FITCH SHORT-TERM ISSUER OR OBLIGATIONS RATINGS
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1: Highest short-term credit quality.

Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added plus sign (“+”) to denote any exceptionally strong credit feature.
F2: Good short-term credit quality.

Good intrinsic capacity for timely payment of financial commitments.
F3: Fair short-term credit quality.

The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative short-term credit quality.

Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High short-term default risk.

Default is a real possibility
RD: Restricted default.

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D: Default.

Indicates a broad-based default event for an entity, or the default of a short-term obligation.
TAX-EXEMPT NOTE RATINGS
MOODY’S U.S. MUNICIPAL SHORT-TERM DEBT RATINGS
There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels ‘MIG 1’ through ‘MIG 3’. In addition, those short-term obligations that are of speculative quality are designated ‘SG’, or speculative grade. MIG ratings expire at the maturity of the obligation.
MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
S&P’S MUNICIPAL SHORT-TERM NOTE RATINGS
An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as note; and

•	Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3: Speculative capacity to pay principal and interest.
FITCH: see FITCH CREDIT RATINGS SCALES or FITCH SHORT-TERM ISSUER OR OBLIGATIONS RATINGS above.

APPENDIX B
PROXY VOTING POLICIES OF THE ADVISER, THE JOHN HANCOCK FUNDS AND THE SUBADVISER
JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC
&
JOHN HANCOCK ADVISERS, LLC
PROXY VOTING POLICIES AND PROCEDURES
General
John Hancock Investment Management Services, LLC and John Hancock Advisers, LLC (collectively the “Adviser”) is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and serves as the investment adviser to a number of management investment companies (including series thereof) (each a “Fund”) registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Adviser generally retains one or more sub-advisers to manage the assets of the Funds, including voting proxies with respect to a Fund’s portfolio securities. From time to time, however, the Adviser may elect to manage directly the assets of a Fund, including voting proxies with respect to its portfolio securities, or a Fund’s board of trustees or directors may otherwise delegate to the Adviser authority to vote such proxies. Rule 206(4)-6 under the Advisers Act requires that a registered investment adviser adopt and implement written policies and procedures reasonably designed to ensure that it votes proxies with respect to a client’s securities in the best interest of the client. Pursuant thereto, the Adviser has adopted and implemented these proxy voting policies and procedures (the “Procedures”).
Procedure
Fiduciary Duty
The Adviser has a fiduciary duty to vote proxies on behalf of a Fund in the best interest of the Fund and its shareholders.
Voting of Proxies
The Adviser will vote proxies with respect to a Fund’s portfolio securities when authorized to do so by the Fund and subject to the Fund’s proxy voting policies and procedures and any further direction or delegation of authority by the Fund’s board of trustees or directors. The decision on how to vote a proxy will be made by the person(s) to whom the Adviser has from time to time delegated such responsibility (the “Designated Person”). The Designated Person may include the Fund’s portfolio manager(s) and a Proxy Voting Committee, as described below.
When voting proxies with respect to a Fund’s portfolio securities, the following standards will apply:

•	The Designated Person will vote based on what it believes to be in the best interest of the Fund and its shareholders and in accordance with the Fund’s investment guidelines.

•	Each voting decision will be made independently. The Designated Person may enlist the services of reputable professionals (who may include persons employed by or otherwise associated with the Adviser or any of its affiliated persons) or independent proxy evaluation services such as Institutional Shareholder Services, to assist with the analysis of voting issues and/or to carry out the actual voting process. However, the ultimate decision as to how to vote a proxy will remain the responsibility of the Designated Person.

•	The Adviser believes that a good management team of a company will generally act in the best interests of the company. Therefore, the Designated Person will take into consideration as a key factor in voting proxies with respect to securities of a company that are held by the Fund the quality of the company’s management and, in general, will vote as recommended by such management except in situations where the Designated Person believes such recommended vote is not in the best interests of the Fund and its shareholders.

•	As a general principle, voting with respect to the same portfolio securities held by more than one Fund should be consistent among those Funds having substantially the same mandates.

•	The Adviser will provide the Fund, from time to time in accordance with the Fund’s proxy voting policies and procedures and any applicable laws and regulations, a record of the Adviser’s voting of proxies with respect to the Fund’s portfolio securities.
Material Conflicts of Interest
In carrying out its proxy voting responsibilities, the Adviser will monitor and resolve potential material conflicts (“Material Conflicts”) between the interests of (a) a Fund and (b) the Adviser or any of its affiliated persons. Affiliates of the Adviser include Manulife Financial Corporation and its subsidiaries. Material Conflicts may arise, for example, if a proxy vote relates to matters involving any of these companies or other issuers in which the Adviser or any of its affiliates has a substantial equity or other interest.
If the Adviser or a Designated Person becomes aware that a proxy voting issue may present a potential Material Conflict, the issue will be referred to the Adviser’s Legal and Compliance Department. If the Legal and Compliance Department determines that a potential Material Conflict does exist, a Proxy Voting Committee will be appointed to consider and resolve the issue. The Proxy Voting Committee may make any determination that it considers reasonable and may, if it chooses, request the advice of an independent, third-party proxy service on how to vote the proxy.
Voting Proxies of Underlying Funds of a Fund of Funds
The Adviser or the Designated Person will vote proxies with respect to the shares of a Fund that are held by another Fund that operates as a fund of funds (a “Fund of Funds”) in the manner provided in the proxy voting policies and procedures of the Fund of Funds (including such policies and procedures relating to material conflicts of interest) or as otherwise directed by the board of trustees or directors of the Fund of Funds.
Proxy Voting Committee(s)
The Adviser will from time to time, and on such temporary or longer term basis as it deems appropriate, establish one or more Proxy Voting Committees. A Proxy Voting Committee shall include the Adviser’s Chief Compliance Officer (“CCO”) and may include legal counsel. The terms of reference and the procedures under which a Proxy Voting Committee will operate will be reviewed from time to time by the Legal and Compliance Department. Records of the deliberations and proxy voting recommendations of a Proxy Voting Committee will be maintained in accordance with applicable law, if any, and these Procedures.

Records Retention
The Adviser will retain (or arrange for the retention by a third party of) such records relating to proxy voting pursuant to these Procedures as may be required from time to time by applicable law and regulations, including the following:
1.	these Procedures and all amendments hereto;

2.	all proxy statements received regarding Fund portfolio securities;

3.	records of all votes cast on behalf of a Fund;

4.	records of all Fund requests for proxy voting information;

5.	any documents prepared by the Designated Person or a Proxy Voting Committee that were material to or memorialized the basis for a voting decision;

6.	all records relating to communications with the Funds regarding Conflicts; and

7.	all minutes of meetings of Proxy Voting Committees.
Reporting to Fund Boards
The Adviser will provide the board of trustees or directors of a Fund (the “Board”) with a copy of these Procedures, accompanied by a certification that represents that the Procedures have been adopted in conformance with Rule 206(4)-6 under the Advisers Act. Thereafter, the Adviser will provide the Board with notice and a copy of any amendments or revisions to the Procedures and will report quarterly to the Board all material changes to the Procedures.
The CCO’s annual written compliance report to the Board will contain a summary of material changes to the Procedures during the period covered by the report.
If the Adviser votes any proxies in a manner inconsistent with either these Procedures or a Fund’s proxy voting policies and procedures, the CCO will provide the Board with a report detailing such exceptions.
In the case of proxies voted by a sub-adviser to a Fund (a “Subadviser”) pursuant to the Fund’s proxy voting procedures, the Adviser will request the Subadviser to certify to the Adviser that the Subadviser has voted the Fund’s proxies as required by the Fund’s proxy voting policies and procedures and that such proxy votes were executed in a manner consistent with these Procedures and to provide the Adviser will a report detailing any instances where the Subadviser voted any proxies in a manner inconsistent with the Fund’s proxy voting policies and procedures. The Adviser will then report to the Board on a quarterly basis regarding the Subadviser certification and report to the Board any instance where the Subadviser voted any proxies in a manner inconsistent with the Fund’s proxy voting policies and procedures.

JOHN HANCOCK FUNDS
PROXY VOTING POLICIES AND PROCEDURES
POLICY:
General
The Board of Trustees (the “Board”) of each registered investment company in the John Hancock family of funds listed on Schedule A (collectively, the “Trust”), including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (the “Independent Trustees”), adopts these proxy voting policies and procedures.
Each fund of the Trust or any other registered investment company (or series thereof) (each, a “fund”) is required to disclose its proxy voting policies and procedures in its registration statement and, pursuant to Rule 30b1-4 under the 1940 Act, file annually with the Securities and Exchange Commission and make available to shareholders its actual proxy voting record. In this regard, the Trust Policy is set forth below.
Delegation of Proxy Voting Responsibilities
It is the policy of the Trust to delegate the responsibility for voting proxies relating to portfolio securities held by a fund to the fund’s investment adviser (“adviser”) or, if the fund’s adviser has delegated portfolio management responsibilities to one or more investment subadviser(s), to the fund’s subadviser(s), subject to the Board’s continued oversight. The subadviser for each fund shall vote all proxies relating to securities held by each fund and in that connection, and subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures adopted by each subadviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).
Except as noted below under Material Conflicts of Interest, the Trust Policy with respect to a fund shall incorporate that adopted by the fund’s subadviser with respect to voting proxies held by its clients (the “Subadviser Policy”). Each Subadviser Policy, as it may be amended from time to time, is hereby incorporated by reference into the Trust Policy. Each subadviser to a fund is directed to comply with these policies and procedures in voting proxies relating to portfolio securities held by a fund, subject to oversight by the fund’s adviser and by the Board. Each adviser to a fund retains the responsibility, and is directed, to oversee each subadviser’s compliance with these policies and procedures, and to adopt and implement such additional policies and procedures as it deems necessary or appropriate to discharge its oversight responsibility. Additionally, the Trust’s Chief Compliance Officer (“CCO”) shall conduct such monitoring and supervisory activities as the CCO or the Board deems necessary or appropriate in order to appropriately discharge the CCO’s role in overseeing the subadvisers’ compliance with these policies and procedures.
The delegation by the Board of the authority to vote proxies relating to portfolio securities of the fund is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.
Voting Proxies of Underlying Funds of a Fund of Funds
A. Where the Fund of Funds is not the Sole Shareholder of the Underlying Fund
With respect to voting proxies relating to the shares of an underlying fund (an “Underlying Fund”) held by a fund of the Trust operating as a fund of funds (a “Fund of Funds”) in reliance on Section 12(d)(1)(G) of the 1940 Act where the Underlying Fund has shareholders other than the Fund of Funds which are not other Fund of Funds, the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of all other holders of such Underlying Fund shares.
B. Where the Fund of Funds is the Sole Shareholder of the Underlying Fund
In the event that one or more Funds of Funds are the sole shareholders of an Underlying Fund, the adviser to the Fund of Funds or the Trust will vote proxies relating to the shares of the Underlying Fund as set forth below unless the Board elects to have the Fund of Funds seek voting instructions from the shareholders of the Funds of Funds in which case the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders.
1. Where Both the Underlying Fund and the Fund of Funds are Voting on Substantially Identical Proposals
In the event that the Underlying Fund and the Fund of Funds are voting on substantially identical proposals (the “Substantially Identical Proposal”), then the adviser or the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of the shareholders of the Fund of Funds on the Substantially Identical Proposal.
2. Where the Underlying Fund is Voting on a Proposal that is Not Being Voted on By the Fund of Funds
a. Where there is No Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and the Adviser Relating to the Proposal
In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and the Fund of Funds is not also voting on a substantially identical proposal and there is no material conflict of interest between the interests of the shareholders of the Underlying Fund and the adviser relating to the Proposal, then the adviser will vote proxies relating to the shares of the Underlying Fund pursuant to its Proxy Voting Procedures.
b. Where there is a Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and the Adviser Relating to the Proposal
In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and the Fund of Funds is not also voting on a substantially identical proposal and there is a material conflict of interest between the interests of the shareholders of the Underlying Fund and the adviser relating to the Proposal, then the Fund of Funds will seek voting instructions from the shareholders of the Fund of Funds on the proposal and will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders. A material conflict is generally defined as a proposal involving a matter in which the adviser or one of its affiliates has a material economic interest.
Material Conflicts of Interest
If: (1) a subadviser to a fund becomes aware that a vote presents a material conflict between the interests of: (a) shareholders of the fund; and (b) the fund’s adviser, subadviser, principal underwriter, or any of their affiliated persons, and (2) the subadviser does not propose to vote on the particular issue in the manner prescribed by its Subadviser Policy or the material conflict of interest procedures set forth in its Subadviser Policy are otherwise triggered, then the subadviser will follow the material conflict of interest procedures set forth in its Subadviser Policy when voting such proxies.
If a Subadviser Policy provides that in the case of a material conflict of interest between fund shareholders and another party, the subadviser will ask the Board to provide voting instructions, the subadviser shall vote the proxies, in its discretion, as recommended by an independent third party, in the manner prescribed by its Subadviser Policy or abstain from voting the proxies.
Securities Lending Program
Certain of the funds participate in a securities lending program with the Trust through an agent lender. When a fund’s securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. Where a subadviser determines, however, that a proxy vote (or other shareholder action) is materially important to the client’s account, the subadviser should request that the agent recall the security prior to the record date to allow the subadviser to vote the securities.

Disclosure of Proxy Voting Policies and Procedures in the Trust’s Statement of Additional Information (“SAI”)
The Trust shall include in its SAI a summary of the Trust Policy and of the Subadviser Policy included therein. (In lieu of including a summary of these policies and procedures, the Trust may include each full Trust Policy and Subadviser Policy in the SAI.)
Disclosure of Proxy Voting Policies and Procedures in Annual and Semi-Annual Shareholder Reports
The Trust shall disclose in its annual and semi-annual shareholder reports that a description of the Trust Policy, including the Subadviser Policy, and the Trust’s proxy voting record for the most recent 12 months ended June 30 are available on the Securities and Exchange Commission’s (“SEC”) website, and without charge, upon request, by calling a specified toll-free telephone number. The Trust will send these documents within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.
Filing of Proxy Voting Record on Form N-PX
The Trust will annually file its complete proxy voting record with the SEC on Form N-PX. The Form N-PX shall be filed for the twelve months ended June 30 no later than August 31 of that year.
PROCEDURES:
Review of Subadvisers’ Proxy Voting
The Trust has delegated proxy voting authority with respect to fund portfolio securities in accordance with the Trust Policy, as set forth above.
Consistent with this delegation, each subadviser is responsible for the following:
1)	Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the Advisers Act, reasonably designed to ensure that the subadviser votes portfolio securities in the best interest of shareholders of the Trust.

2)	Providing the adviser with a copy and description of the Subadviser Policy prior to being approved by the Board as a subadviser, accompanied by a certification that represents that the Subadviser Policy has been adopted in conformance with Rule 206(4)-6 under the Advisers Act. Thereafter, providing the adviser with notice of any amendment or revision to that Subadviser Policy or with a description thereof. The adviser is required to report all material changes to a Subadviser Policy quarterly to the Board. The CCO’s annual written compliance report to the Board will contain a summary of the material changes to each Subadviser Policy during the period covered by the report.

3)	Providing the adviser with a quarterly certification indicating that the subadviser did vote proxies of the funds and that the proxy votes were executed in a manner consistent with the Subadviser Policy. If the subadviser voted any proxies in a manner inconsistent with the Subadviser Policy, the subadviser will provide the adviser with a report detailing the exceptions.
Adviser Responsibilities
The Trust has retained a proxy voting service to coordinate, collect, and maintain all proxy-related information, and to prepare and file the Trust’s reports on Form N-PX with the SEC.
The adviser, in accordance with its general oversight responsibilities, will periodically review the voting records maintained by the proxy voting service in accordance with the following procedures:
1)	Receive a file with the proxy voting information directly from each subadviser on a quarterly basis.

2)	Select a sample of proxy votes from the files submitted by the subadvisers and compare them against the proxy voting service files for accuracy of the votes.

3)	Deliver instructions to shareholders on how to access proxy voting information via the Trust’s semi-annual and annual shareholder reports.
Proxy Voting Service Responsibilities
Aggregation of Votes:
The proxy voting service’s proxy disclosure system will collect fund-specific and/or account-level voting records, including votes cast by multiple subadvisers or third party voting services.
Reporting:
The proxy voting service’s proxy disclosure system will provide the following reporting features:
1)	multiple report export options;

2)	report customization by fund-account, portfolio manager, security, etc.; and

3)	account details available for vote auditing.
Form N-PX Preparation and Filing:
The adviser will be responsible for oversight and completion of the filing of the Trust’s reports on Form N-PX with the SEC. The proxy voting service will prepare the EDGAR version of Form N-PX and will submit it to the adviser for review and approval prior to filing with the SEC. The proxy voting service will file Form N-PX for each twelve-month period ending on June 30. The filing must be submitted to the SEC on or before August 31 of each year.

Schedule A
PROXY VOTING POLICIES AND PROCEDURES

JOHN HANCOCK FUNDS:	Adopted:	Amended:
John Hancock Variable Insurance Trust	September 28, 2007	March 26, 2008
John Hancock Funds II	September 28, 2007	March 26, 2008
John Hancock Funds III	September 11, 2007	June 10, 2008
John Hancock Bond Trust	September 11, 2007	June 10, 2008
John Hancock California Tax-Free Income Fund	September 11, 2007	June 10, 2008
John Hancock Capital Series	September 11, 2007	June 10, 2008
John Hancock Current Interest	September 11, 2007	June 10, 2008
John Hancock Equity Trust	September 11, 2007	June 10, 2008
John Hancock Investment Trust	September 11, 2007	June 10, 2008
John Hancock Investment Trust II	September 11, 2007	June 10, 2008
John Hancock Investment Trust III	September 11, 2007	June 10, 2008
John Hancock Municipal Securities Trust	September 11, 2007	June 10, 2008
John Hancock Series Trust	September 11, 2007	June 10, 2008
John Hancock Sovereign Bond Fund	September 11, 2007	June 10, 2008
John Hancock Strategic Series	September 11, 2007	June 10, 2008
John Hancock Tax-Exempt Series	September 11, 2007	June 10, 2008
John Hancock World Fund	September 11, 2007	June 10, 2008
John Hancock Preferred Income Fund	September 11, 2007	June 10, 2008
John Hancock Preferred Income Fund II	September 11, 2007	June 10, 2008
John Hancock Preferred Income Fund III	September 11, 2007	June 10, 2008
John Hancock Patriot Premium Dividend Fund II	September 11, 2007	June 10, 2008
John Hancock Bank & Thrift Opportunity Fund	September 11, 2007	June 10, 2008
John Hancock Income Securities Trust	September 11, 2007	June 10, 2008
John Hancock Investors Trust	September 11, 2007	June 10, 2008
John Hancock Tax-Advantaged Dividend Income Fund	September 11, 2007	June 10, 2008
John Hancock Tax-Advantaged Global Shareholder Yield Fund	September 11, 2007	June 10, 2008

MANULIFE ASSET MANAGEMENT TM
PROXY VOTING POLICY
Executive Summary
Manulife Asset Management (US) LLC (“Manulife Asset Management (US)” or the “Firm”) is registered with the U.S. Securities and Exchange Commission (SEC) as an investment adviser.
The Firm believes that its Proxy Voting Policy is reasonably designed to ensure that proxy matters are conducted in the best interest of clients, and in accordance with Manulife Asset Management (US)’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the U.S. Department of Labor interpretations.
Manulife Asset Management (US) seeks to vote proxies in the best economic interests of all of its clients for whom the Firm has proxy voting authority and responsibilities. In the ordinary course, this entails voting proxies in a way which Manulife Asset Management (US) believes will maximize the monetary value of each portfolio’s holdings. Manulife Asset Management (US) takes the view that this will benefit the clients.
To fulfill the Firm’s fiduciary duty to clients with respect to proxy voting, Manulife Asset Management (US) has contracted with the RiskMetrics Group (RiskMetrics), an independent third party service provider, to vote clients’ proxies according to RiskMetrics’ proxy voting recommendations. Proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global RiskMetrics Proxy Voting Manual, as in effect from time to time. Except in instances where a Manulife Asset Management (US) client retains voting authority, Manulife Asset Management (US) will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to RiskMetrics.
Manulife Asset Management (US) has engaged RiskMetrics as its proxy voting agent to:
1.	research and make voting recommendations or, for matters for which Manulife Asset Management (US) has so delegated, to make the voting determinations;

2.	ensure that proxies are voted and submitted in a timely manner;

3.	handle other administrative functions of proxy voting;

4.	maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

5.	maintain records of votes cast; and

6.	provide recommendations with respect to proxy voting matters in general.
The proxy voting function of Manulife Asset Management (US) Operations is responsible for administering and implementing the Proxy Voting Policy, including the proper oversight of any service providers hired by the Firm to assist it in the proxy voting process. Oversight of the proxy voting process is the responsibility of the Firm’s Senior Investment Policy Committee.

Introduction
Manulife Asset Management (US) LLC (Manulife Asset Management (US) or the “Firm”) is registered with the U.S. Securities and Exchange Commission (SEC) as an investment adviser. As a registered investment adviser, Manulife Asset Management (US) must comply with the requirements of the SEC Investment Advisers Act of 1940, as amended and the rules there under (Advisers Act). In accordance with Rule 206(4)-7 of the Advisers Act, Manulife Asset Management (US) has adopted policies and procedures reasonably designed to prevent violations of the Advisers Act and designated a Chief Compliance Officer to administer its compliance policies and procedures.
The Firm is a wholly owned subsidiary of Manulife Financial Corporation (Manulife Financial) and is affiliated with several SEC-registered and non-SEC registered investment advisers which are also subsidiaries or affiliates of Manulife Financial. Collectively, Manulife Asset Management (US) and its advisory affiliates represent the diversified investment management division of Manulife Financial and they provide comprehensive asset management solutions for institutional investors, retirement and investment funds, and individuals, in key markets around the world. Certain of these companies within Manulife Financial offer a number of products and services designed specifically for various categories of investors in a number of different countries and regions. These products or services are only offered to such investors in those countries and regions in accordance with applicable laws and regulations.
The Firm manages assets for a variety of institutional and other types of clients, including public and private pension funds, financial institutions and investment trusts. It also manages registered and private collective funds, including UCITS, US and Canadian open- and closed-end mutual funds. In particular, the Firm is affiliated with, and serves as investment manager or a sub-adviser to, a number of mutual fund families that are sponsored by affiliates (the “Funds”). This investment expertise extends across a full range of asset classes including equity, fixed income and alternative investments such as real estate, as well as asset allocation strategies.
The portfolios under management have a mix of investment objectives and may invest in, or create exposure to, a wide variety of financial instruments in different asset classes, including listed and unlisted equity and fixed income securities, commodities, fixed income instruments, derivatives and structured products, futures and options.
PROXY VOTING POLICY
This Proxy Voting Policy (the “Policy”) covers the proxy activities and related disclosure obligations of Manulife Asset Management (US)and applies to all Manulife Asset Management (US)clients for whom Manulife Asset Management (US) has been delegated the authority to vote proxies.
The Proxy Voting Policy is designed to meet the needs of Manulife Asset Management (US)’s clients with strict adherence to the highest principles of fiduciary conduct, including minimizing any potential material conflict of interest between the Firm and the Firm’s clients. It is also designed to ensure compliance with the applicable rules and regulations of the various regulators to which Manulife Asset Management (US) is subject. It sets forth the general corporate governance principles of Manulife Asset Management (US) in ensuring that clear guidelines are established for voting proxies and communicating such with our clients, regulators and other relevant parties.
The structure and purpose of the Proxy Voting Policy will continually evolved in alignment with the risk profile of Manulife Asset Management (US), internal standards and requirements, roles and responsibilities of the Manulife Asset Management (US) Board and other relevant oversight committees, and regulatory requirements. The Proxy Voting Policy is not intended to cover every possible situation that may arise in the course of conducting the Firm’s business. It is meant to be subject to change and to interpretation from time to time where facts and circumstances dictate, or where new regulations or guidance become effective, or where the plain language of the Policy appears unclear in light of the particular circumstances.
All Firm employees are asked to consult with the Chief Compliance Officer of Manulife Asset Management (US) (“Chief Compliance Officer”) if they have any questions concerning this Policy, questions about the standards set forth, or questions about proxy voting in general. Where, however, such obligations are inconsistent with this Policy, then the matter should immediately be referred to the Chief Compliance Officer and the Manulife Asset Management (US) General Counsel (“General Counsel”) who have authority to interpret this Policy or to take appropriate action in accordance with the principles set forth in this Policy in a manner in any situations not specifically covered by guidelines or procedures.

The Proxy Policy has the following six sections:
1.	General Principles

2.	Standards

3.	Administration

4.	Conflict of Interest

5.	Recordkeeping

6.	Policy Administration
General Principles
Scope
Manulife Asset Management (US) provides investment advisory services to both ERISA and non-ERISA institutional clients, the Funds, and other non-institutional clients (collectively, the “Clients”). Manulife Asset Management (US) understands that proxy voting is an integral aspect of security ownership. Accordingly, in cases where Manulife Asset Management (US) has been delegated authority to vote proxies, that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.
This Policy permits Clients to:
1.	delegate to Manulife Asset Management (US) the responsibility and authority to vote proxies on their behalf according to Manulife Asset Management (US)’s proxy voting polices and guidelines;

2.	delegate to Manulife Asset Management (US) the responsibility and authority to vote proxies on their behalf according to the particular Client’s own proxy voting policies and guidelines, subject to acceptance by the Firm, as mutually agreed upon between the Firm and the Client; or

3.	elect to vote proxies themselves. In instances where Clients elect to vote their own proxies, Manulife Asset Management (US) shall not be responsible for voting proxies on behalf of such Clients.
Policy Statement
Manulife Asset Management (US) seeks to vote proxies in the best economic interests of all of its Clients for whom the Firm has proxy voting authority and responsibilities. In the ordinary course, this entails voting proxies in a way which Manulife Asset Management (US) believes will maximize the monetary value of each portfolio’s holdings. Manulife Asset Management (US) takes the view that this will benefit the Clients.
The Firm believes that its Proxy Voting Policy is reasonably designed to ensure that proxy matters are conducted in the best interest of Clients, and in accordance with Manulife Asset Management (US)’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the U.S. Department of Labor interpretations.
To fulfill the Firm’s fiduciary duty to Clients with respect to proxy voting, Manulife Asset Management (US) has contracted with the RiskMetrics Group (RiskMetrics), an independent third-party service provider, to vote Clients’ proxies according to RiskMetrics’ proxy voting recommendations. Proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global RiskMetrics Proxy Voting Manual, as in effect from time to time. Except in instances where a Manulife Asset Management (US) client retains voting authority, Manulife Asset Management (US) will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to RiskMetrics.
Manulife Asset Management (US) provides copies of the current domestic and global RiskMetrics proxy voting guidelines upon request. It reserves the right to amend any of RiskMetrics’s guidelines in the future. If any such changes are made an amended Proxy Voting Policy will be made available for clients.

Therefore, the Proxy Voting Policy encompasses the following principles:
▪	The proxy voting function of Manulife Asset Management (US)Operations (“Proxy Operations”) shall cause the implementation of procedures, practices, and controls (collectively, the “Procedures”) sufficient to promote high quality fiduciary administration of the Proxy Voting Policy, including the proper oversight of any service providers hired by the Firm to assist it in the proxy voting process. Such Procedures shall be reasonably designed to meet all applicable regulatory requirements and highest fiduciary standards.

▪	The Chief Compliance Officer makes an annual risk-based assessment of Manulife Asset Management (US)’s compliance program, which may include proxy voting activities, and may conduct a review of the Procedures to determine that such Procedures are satisfactory to promote high-quality fiduciary administration. The Chief Compliance Officer makes periodic reports to Manulife Asset Management (US) Senior Investment Policy Committee (SIPC) that include a summary of instances where Manulife Asset Management (US) has (i) voted proxies in a manner inconsistent with the recommendation of RiskMetrics, and (ii) voted proxies in circumstances in which a material conflict of interest may exist as set forth in the Conflicts section.

▪	Except as otherwise required by law, Manulife Asset Management (US)has a general policy of not disclosing to any issuer or third-party how Manulife Asset Management (US)or its voting delegate voted a Client’s proxy.

▪	Manulife Asset Management (US) endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. Manulife Asset Management (US) votes in all markets where it is feasible to do so.
Standards
Manulife Asset Management (US) has engaged RiskMetrics as its proxy voting agent to:
1.	research and make voting recommendations or, for matters for which Manulife Asset Management (US) has so delegated, to make the voting determinations;

2.	ensure that proxies are voted and submitted in a timely manner;

3.	handle other administrative functions of proxy voting;

4.	maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

5.	maintain records of votes cast; and

6.	provide recommendations with respect to proxy voting matters in general.
Oversight of the proxy voting process is the responsibility of the SIPC. The SIPC reviews and approves amendments to the Proxy Voting Policy and delegates authority to vote in accordance with this Policy to RiskMetrics.
Manulife Asset Management (US)does not engage in the practice of “empty voting” ( a term embracing a variety of factual circumstances that result in a partial or total separation of the right to vote at a shareholders meeting from beneficial ownership of the shares on the meeting date). Manulife Asset Management (US) prohibits investment managers from creating large hedge positions solely to gain the vote while avoiding economic exposure to the market. Manulife Asset Management (US) will not knowingly vote borrowed shares (for example, shares borrowed for short sales and hedging transactions) that the lender of the shares is also voting.
Manulife Asset Management (US) reviews various criteria to determine whether the costs associated with voting the proxy exceed the expected benefit to Clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, the Firm may refrain from voting a proxy on behalf of the Clients’ accounts.

In addition, Manulife Asset Management (US) may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on the Firm’s ability to vote such a proxy. These issues may include, but are not limited to:
1.	proxy statements and ballots being written in a foreign language;

2.	underlying securities have been lent out pursuant to a Client’s securities lending program;

3.	untimely notice of a shareholder meeting;

4.	requirements to vote proxies in person;

5.	restrictions on foreigner’s ability to exercise votes;

6.	restrictions on the sale of securities for a period of time in proximity to the shareholder meeting (“share blocking and re-registration”);

7.	requirements to provide local agents with power of attorney to facilitate the voting instructions (such proxies are voted on a best-efforts basis); or

8.	inability of a Client’s custodian to forward and process proxies electronically.
Administration
Proxy Operations is responsible for administering the proxy voting process, including:
1.	Implementing and updating the applicable domestic and global RiskMetrics proxy voting guidelines;

2.	Coordinating and overseeing the proxy voting process performed by RiskMetrics; and

3.	Providing periodic reports to the SIPC, the Chief Compliance Officer and Clients as requested.
As noted, all proxies received on behalf of Clients are forwarded to RiskMetrics. Any Manulife Asset Management (US) employee that receives a client’s proxy statement should therefore notify Proxy Operations and arrange for immediate delivery to RiskMetrics.
From time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by RiskMetrics. These proxies are identified through a number of methods, including but not limited to notification from RiskMetrics, concerns of clients, and questions from consultants.
In such instances of special circumstances or issues not directly addressed by RiskMetrics, a sub-committee of SIPC (“Proxy Committee”) will be consulted for a determination of the proxy vote. The Proxy Committee comprises of no fewer than three members of SIPC. Although the Firm anticipates that such instances will be rare, The Proxy Committee’s first determination is whether there is a material conflict of interest between the interests of a Client and those of Manulife Asset Management (US). If the Proxy Committee determines that there is a material conflict, the process detailed under “Potential Conflicts” below is followed. If there is no material conflict, the Proxy Committee examines each of the issuer’s proposals in detail in seeking to determine what vote would be in the best interests of Clients. At this point, the Proxy Committee will make a voting decision based on maximizing the monetary value of all portfolios’ holdings.
There may be circumstances under which a portfolio manager or other Manulife Asset Management (US)investment professional (“Manulife Asset Management (US)Investment Professional”) believes that it is in the best interest of a Client or Clients to vote proxies in a manner inconsistent with the recommendation of RiskMetrics. In such an event, as feasible, the Manulife Asset Management (US) Investment Professional shall inform Proxy Operations of his or her decision to vote such proxy in a manner inconsistent with the recommendation of RiskMetrics. Proxy Operations will report to the Chief Compliance Officer no less than quarterly any instance where a Manulife Asset Management (US) Investment Professional has decided to vote a proxy on behalf of a Client in that manner.

In addition to voting proxies, Manulife Asset Management (US):
1.	describes its proxy voting procedures to its clients in the relevant or required disclosure document, including Part II of its Form ADV;

2.	provides clients with a copy of the Proxy Voting Policy, upon request;

3.	discloses to its clients how they may obtain information on how Manulife Asset Management (US) voted the client’s proxies;

4.	generally applies its Proxy Voting Policy consistently and keeps records of votes for each Client;

5.	documents the reason(s) for voting for all non-routine items; and

6.	keeps records of such proxy voting through RiskMetrics available for inspection by the Client or governmental agencies.
Conflict of Interest
In instances where Manulife Asset Management (US)has the responsibility and authority to vote proxies on behalf of its clients for which Manulife Asset Management (US)serves as the investment adviser, there may be instances where a material conflict of interest exists. For example, Manulife Asset Management (US) or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when Manulife Asset Management (US) or its affiliates has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship. More specifically, if Manulife Asset Management (US) is aware that one of the following conditions exists with respect to a proxy, Manulife Asset Management (US) shall consider such event a potential material conflict of interest:
1.	Manulife Asset Management (US) has a business relationship or potential relationship with the issuer;

2.	Manulife Asset Management (US) has a business relationship with the proponent of the proxy proposal; or

3.	Manulife Asset Management (US) members, employees or consultants have a personal or other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.
As a fiduciary to its clients, Manulife Asset Management (US) takes these potential conflicts very seriously. While Manulife Asset Management (US)’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by Manulife Asset Management (US)’s potential conflict, there are a number of courses Manulife Asset Management (US) may take. The final decision as to which course to follow shall be made by the Proxy Committee.
In the event of a potential material conflict of interest, the Proxy Committee will (i) vote such proxy according to the specific recommendation of RiskMetrics; (ii) abstain; or (iii) request that the Client votes such proxy. All such instances shall be reported to the Chief Compliance Officer at least quarterly.
As RiskMetrics will vote proxies in accordance with its proxy voting guidelines, Manulife Asset Management (US) believes that this process is reasonably designed to address conflicts of interest that may arise between Manulife Asset Management (US) and a Client as to how proxies are voted. When the matter falls clearly within one of the proposals enumerated in RiskMetrics proxy voting policy, casting a vote which simply follows RiskMetrics’ pre-determined policy would eliminate Manulife Asset Management (US)’s discretion on the particular issue and hence avoid the conflict.
In other cases, where the matter presents a potential material conflict and is not clearly within one of the RiskMetrics’ enumerated recommendations, or is of such a nature that the Proxy Committee believes more active involvement is necessary, the Proxy Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of Clients, shall be formalized in writing as a part of the minutes of the Proxy Committee. Which action is appropriate in any given scenario would be the decision of the Proxy Committee in carrying out its duty to ensure that the proxies are voted in the Clients’, and not Manulife Asset Management (US)’s, best interests.
Recordkeeping
In accordance with applicable law, Manulife Asset Management (US) shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in Manulife Asset Management (US)’s office:
▪	the Manulife Asset Management (US)Proxy Voting Policy and any additional procedures created pursuant to that policy;

▪	a copy of each proxy statement Manulife Asset Management (US)receives regarding securities held by Clients (this requirement will be satisfied by RiskMetrics who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

▪	a record of each vote cast by Manulife Asset Management (US)(this requirement will be satisfied by RiskMetrics who has agreed in writing to do so) on behalf of Clients;

▪	a copy of any document created by Manulife Asset Management (US)that was material in making its voting decision or that memorializes the basis for such decision; and

▪	a copy of each written request from a client, and response to the client, for information on how Manulife Asset Management (US) clients’ proxies were voted.
Policy Administration
The Proxy Voting Policy shall be review and approved by the Chief Compliance Officer at least annually.
The Chief Compliance Officer shall make periodic reports to the SIPC covering the effectiveness of the Policy.
Policy Summary Edition: February 2011